UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
Bristow Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3151 Briarpark Drive
Suite 700
Houston, Texas 77042

Notice of 2025
Annual Meeting of Stockholders
And Proxy Statement

3151 Briarpark Drive
Suite 700
Houston, Texas 77042
April 21, 2025
Dear Fellow Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Meeting”) of Bristow Group Inc. (the “Company”), which will be held exclusively via a live audio webcast at www.virtualshareholdermeeting.com/VTOL2025 on Wednesday, June 4, 2025, at 9:00 a.m. Central Daylight Time. All holders of record of the Company’s outstanding common stock at the close of business on April 7, 2025 will be entitled to vote at the Meeting.
At the Meeting, we will ask you (i) to elect nine directors to serve until the 2026 Annual Meeting of Stockholders; (ii) to approve, on an advisory basis, named executive officer compensation; (iii) to approve, on an advisory basis, the frequency of future advisory votes to approve named executive officer compensation; (iv) to approve a proposed amendment to the Company’s 2021 Equity Incentive Plan; and (v) to ratify the appointment of KPMG LLP as the Company’s independent auditors for 2025.
Regardless of the number of shares of the Company’s common stock that you own, you are encouraged to read the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 carefully. Please review the proxy card for instructions on how you can vote your shares of common stock over the Internet, by telephone, by mail or by attending the Meeting online at www.virtualshareholdermeeting.com/VTOL2025 using your 16-digit control number and voting your shares electronically on June 4, 2025. It is important that all holders of our common stock participate in the affairs of the Company. The prompt return of proxy cards will ensure the presence of a quorum.
We look forward to your participation in the Meeting.
Sincerely,

Christopher S. Bradshaw
President and Chief Executive Officer

3151 Briarpark Drive | Suite 700 | Houston, Texas 77042

Notice of 2025 Annual Meeting of Stockholders DATE June 4, 2025 TIME 9:00 a.m. CDT VIA WEBCAST www.virtualshareholdermeeting.com/VTOL2025	TO OUR STOCKHOLDERS
April 21, 2025

The 2025 Annual Meeting of Stockholders (the “Meeting”) of Bristow Group Inc. (the “Company”) will be held exclusively via a live audio webcast at www.virtualshareholdermeeting.com/VTOL2025 on Wednesday, June 4, 2025, at 9:00 a.m. Central Daylight Time for the following purposes:

1.
To elect nine directors named in the accompanying Proxy Statement to serve until the 2026 Annual Meeting of Stockholders or until his or her successor is duly qualified and elected or until his or her earlier resignation or removal;

	2.	To approve, on an advisory basis, named executive officer compensation;

	3.	To approve, on an advisory basis, the frequency of future advisory votes to approve named executive officer compensation;

	4.	To approve an amendment to the Company’s 2021 Equity Incentive Plan;

	5.	To ratify the appointment of KPMG LLP as the Company’s independent auditors for 2025; and

	6.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Only holders of record of the Company’s common stock at the close of business on April 7, 2025 will be entitled to notice of and to vote at the Meeting. See the “Solicitation of Proxies, Voting and Revocation” section of the accompanying Proxy Statement for the place where the list of stockholders may be examined.
We are furnishing proxy materials to our stockholders using the U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, on or about April 21, 2025, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) instead of a paper copy of the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”).

FOR SPECIFIC INSTRUCTIONS Please refer to the section entitled “Questions and Answers About Voting Your Shares” beginning on page 1
The Notice contains instructions on how to access the accompanying Proxy Statement and our 2024 Annual Report over the Internet. The Notice also provides instructions on how you can request a copy of our proxy materials, including the accompanying Proxy Statement, our 2024 Annual Report and a form of our proxy card. We believe that posting these materials on the Internet enables us to provide stockholders with the information that they need more quickly, while lowering our costs of printing and delivery and reducing the environmental impact of the Meeting. All stockholders who do not receive a Notice, including the stockholders who have previously requested to receive paper copies of our proxy materials, will receive a paper copy of our proxy materials by mail. If you received our proxy materials via e-mail in accordance with your previous request, the e-mail contains voting instructions and links to the accompanying Proxy Statement and our 2024 Annual Report on the Internet.
Only stockholders of record and beneficial owners will be able to virtually attend and vote their shares of the Company’s common stock electronically at the Meeting. Submitting a vote before the Meeting will not preclude you from voting your shares electronically at the Meeting should you decide to virtually attend. For specific instructions on how to participate in and vote your shares at the Meeting, please refer to the section entitled “Questions and Answers About Voting Your Shares” beginning on page 1 of the accompanying Proxy Statement.
By order of our Board of Directors,
Elizabeth Matthews
Senior Vice President, General Counsel,
Head of Government Affairs, and Corporate Secretary

YOUR VOTE IS VERY IMPORTANT! WE ENCOURAGE YOU TO VOTE AS SOON AS POSSIBLE. PLEASE VOTE BY PROXY OVER THE INTERNET, OR, IF YOU RECEIVED PAPER COPIES OF OUR PROXY MATERIALS BY MAIL, YOU CAN VOTE BY MAIL, TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD, WHETHER OR NOT YOU EXPECT TO VIRTUALLY ATTEND THE MEETING, SO THAT YOUR SHARES OF THE COMPANY’S COMMON STOCK MAY BE REPRESENTED AT THE MEETING IF YOU ARE UNABLE TO VIRTUALLY ATTEND AND VOTE ELECTRONICALLY.

1
PROXY STATEMENT SUMMARY
This summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you may wish to consider prior to voting. Please review the entire Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 for more detailed information.
2025 Annual Meeting of Stockholders (the “Meeting”)

Meeting Details DATE June 4, 2025 TIME 9:00 a.m. CDT VIA WEBCAST www.virtualshareholdermeeting.com/VTOL2025
VOTING ELIGIBILITY
Only stockholders as of the close of business on April 7, 2025 (the “Record Date”) are eligible to vote at the Meeting or by proxy, and each such stockholder shall have one vote for each share of common stock held on the Record Date.

VOTING METHODS
BEFORE THE MEETING

BY INTERNET Go to www.proxyvote.com for voting instructions or scan the QR code on your Important Notice Regarding the Availability of Proxy Materials or proxy card with your smartphone, then cast your vote electronically by 11:59 p.m. (Eastern Daylight Time) on June 3, 2025.

BY TELEPHONE You may call 1-800-690-6903 on a touch-tone telephone and follow the instructions provided by the recorded message to vote your shares by telephone by 11:59 p.m. (Eastern Daylight Time) on June 3, 2025.

BY MAIL You may promptly mail your completed and executed proxy card in the postage-paid envelope, which must be received by the Company on or prior to June 3, 2025.
DURING THE MEETING

VIRTUAL MEETING Go to www.virtualshareholdermeeting.com/VTOL2025 and follow the posted instructions. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the voting instructions that accompany your proxy materials.

Business of the Meeting

Proposals		Board Vote Recommendation	See Page Number for more information

1	Election of Directors	FOR each nominee	24
2	Advisory Vote to Approve Named Executive Officer Compensation	FOR	75
3	Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation	Every ONE YEAR	76
4	Approval of an Amendment to the Company’s 2021 Equity Incentive Plan	FOR	77
5	Ratification of the Company’s Independent Auditors	FOR	85

Bristow Group Inc.	i	2025 Proxy Statement

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS	1
Our Director Nominees
You are being asked to vote on the election of these nine directors. Additional information about each director’s background, skills and experience can be found on pages 25 to 29 of this Proxy Statement.

Name	Age	Director Since	Independent	Committee Membership and Chairpersons

G. Mark Mickelson	59	2020	✓	Chairman of the Board of Directors
Christopher S. Bradshaw	48	2015	✓
Lorin L. Brass	71	2020	✓	Compensation Environmental, Social, and Governance
Wesley E. Kern	58	2020	✓	Compensation (Chair) Audit
Robert J. Manzo	67	2020	✓	Environmental, Social, and Governance (Chair) Audit
General Maryanne Miller, Ret.	66	2021	✓	Compensation
Christopher Pucillo	57	2020	✓	Compensation Environmental, Social, and Governance
Shefali Shah	53	2023	✓	Audit
Brian D. Truelove	66	2020	✓	Audit (Chair) Environmental, Social, and Governance
Advisory Vote to Approve Named Executive Officer Compensation
In 2024, the Compensation Committee and the Board of Directors (our “Board”) increased the proportion of performance-based stock units (“PSUs”) in the Company’s long-term incentive program from 50% to 60% and otherwise elected to maintain the executive compensation program. Underpinning the 2024 executive compensation program is a belief by the Compensation Committee that there must be a meaningful link between the compensation paid to our Named Executive Officers and our goal of long-term value creation for our stockholders.
The 2024 executive compensation program included: pay tied to performance through the use of PSUs (which may be earned via performance against an absolute financial metric and relative total stockholder return); a 50% weighting of the financial metric in the short-term annual incentive program (the “STIP”); and a minimum financial metric threshold that must be achieved prior to the payment of any amounts under the individual strategic goals portion of the STIP.

Bristow Group Inc.	ii	2025 Proxy Statement

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS	1
Set forth below are other executive compensation best practices that guide the design of our executive compensation program.

✓ WHAT WE DO	✓	Engage with large stockholders to discuss matters of interest.

✓
Pay for performance. Place a heavy emphasis on variable pay with approximately 85% of our Chief Executive Officer’s target direct compensation contingent upon financial and operational performance and growth in long-term stockholder value.

	✓	Use performance-based long-term incentive award compensation through PSUs for which value is contingent upon stock price, Company performance, and performance relative to the PHLX Oil Service Index (the “OSX Index”).

	✓	Review target compensation levels relative to an appropriate set of peers annually.

	✓	Reinforce the alignment of stockholders and our executives and directors by requiring significant levels of stock ownership.

	✓	Ensure accountability and manage risk through (i) a robust financial restatement clawback policy applicable to our executive officers in compliance with NYSE requirements and a supplemental policy for all employees, applicable to both cash and equity awards, in the event of a restatement as a result of employee misconduct; (ii) limits on maximum opportunities earned under our annual cash incentive award and PSUs; and (iii) ongoing risk assessments of our program.

	✓	Use relative and absolute performance metrics to determine the payment of future performance awards under the Company’s long-term incentive awards.

	✓	Maintain a Compensation Committee composed entirely of independent directors who are advised by an independent compensation consultant.

X WHAT WE DON’T DO	X	No employment agreements with any of our executive officers.
	X	No pledging or hedging of our Company stock (unless cleared in advance by our Compliance Committee), and no repricing of stock options.
	X	No excise tax gross-ups.
	X	No significant perquisites.
	X	No guarantee of bonuses.
Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation
At least once every six years, stockholders are entitled to vote on whether future advisory votes to approve Named Executive Officer compensation (i.e., the “say-on-pay” vote) should occur every one year, two years or three years. A stockholder may also abstain from voting on this proposal. Our Board recommends that stockholders vote for every “one year” as the preferred frequency of future advisory votes to approve named executive officer compensation.
Amendment to the Company’s 2021 Equity Incentive Plan
At the Meeting, our stockholders will be asked to approve an amendment (the “Amendment”) to the Company’s 2021 Equity Incentive Plan (the “LTIP”) to increase the number of shares that may be issued thereunder from 2,785,000 shares to 3,385,000 shares. Our Board approved the Amendment on April 15, 2025, subject to stockholder approval. We believe that the requested allocation is critical over the next year to ensure our ability to attract and retain key talent and to provide our executive leadership with competitive reward opportunities that are aligned with our stockholders’ interests.

Bristow Group Inc.	iii	2025 Proxy Statement

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS	1
Our Independent Auditors
The Audit Committee of our Board has determined that the accounting firm of KPMG LLP (“KPMG”) is independent from the Company and appointed KPMG as the Company’s independent auditors for 2025. Our Board recommends a vote for the ratification of the appointment of KPMG, which conducted the examination of the Company’s financial statements for each of the past 22 years. KPMG’s total fees for 2024 and 2023 were $2.5 million and $3.0 million, respectively, which included approximately $0.1 million (or 3.6%) and $0.3 million (or 9.1%) of non-audit services in 2024 and 2023, respectively, that were authorized by the Audit Committee in compliance with our pre-approval policies and procedures.

Bristow Group Inc.	iv	2025 Proxy Statement

TABLE OF CONTENTS	1
SOLICITATION OF PROXIES, VOTING AND REVOCATION
Information About this Proxy Statement and the Meeting
This Proxy Statement and the enclosed proxy card are being furnished to holders of record of common stock, $0.01 par value per share (“Common Stock”), of Bristow Group Inc., a Delaware corporation (the “Company” or “we”, “us” or “our”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the 2025 Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, June 4, 2025, and at any adjournments or postponements thereof. When the Company asks for your proxy, we must provide you with a proxy statement that contains certain information specified by law. This Proxy Statement and the enclosed proxy card were made available to our stockholders on or about April 21, 2025. All proxies in the form provided by the Company that are properly executed and returned to us prior to the Meeting will be voted at the Meeting, and any adjournments or postponements thereof, as specified by the stockholders in the proxy or, if not specified, as set forth in this Proxy Statement.
Unless the context indicates otherwise, the terms “we,” “our,” “ours,” “us” and the “Company” refer to Bristow Group Inc. and its consolidated subsidiaries. References herein to “Old Bristow” refer to the entity formerly known as Bristow Group Inc. and now known as Bristow Holdings U.S. Inc., together with its subsidiaries prior to the consummation of the merger between Era Group Inc. and Bristow Group Inc. on June 11, 2020 (the “Merger”). References herein to “Era” refer to the entity formerly known as Era Group Inc. and which was renamed to Bristow Group Inc. in connection with the consummation of the Merger.
Questions and Answers About Voting Your Shares
Why am I receiving these materials?
The Board is providing these materials to you in connection with the Board’s solicitation of proxies from our stockholders for the Meeting and any adjournments or postponements thereof. The Meeting will be online and will be a completely virtual meeting of stockholders. You may attend, vote and submit questions during the Meeting via live audio webcast on the Internet at www.virtualshareholdermeeting.com/VTOL2025, on Wednesday, June 4, 2025, at 9:00 a.m. Central Daylight Time. On or about April 21, 2025, we made available to our stockholders proxy materials or an Important Notice Regarding the Availability of Proxy Materials (which we refer to as a “Notice”), containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), and how to vote your shares.
What is the purpose of the Meeting?
At the Meeting, you and our other stockholders entitled to vote at the Meeting will be asked to consider and vote on the following proposals:
1To elect nine directors named in this Proxy Statement to serve until the 2026 Annual Meeting of Stockholders or until his or her successor is duly qualified and elected or until his or her earlier resignation or removal;
2To approve, on an advisory basis, named executive officer compensation;
3To approve, on an advisory basis, the frequency of future advisory votes to approve named executive officer compensation;
4To approve an amendment to the Company’s 2021 Equity Incentive Plan; and
5To ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent auditors for 2025.

Bristow Group Inc.	1	2025 Proxy Statement

SOLICITATION OF PROXIES, VOTING AND REVOCATION	TABLE OF CONTENTS	1
Will there be any other items of business on the agenda?
We do not expect that any other items of business will be considered because the deadlines for stockholder proposals and nominations have already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the Meeting. Those persons intend to vote that proxy in accordance with their best judgment.
Who can attend the Meeting?
Only stockholders of record as of the close of business on April 7, 2025 (the “Record Date”) or the holders of their properly submitted valid proxies may attend the Meeting virtually at www.virtualshareholdermeeting.com/VTOL2025. A list of the Company’s stockholders entitled to vote at the Meeting will be available for review during ordinary business hours for ten days prior to the Meeting, and information on how to remotely access a list of stockholders entitled to vote at the Meeting in secure electronic format will be available online on the day of the Meeting.
How do I attend the Meeting?
The Meeting will be held solely by means of remote communication in a virtual meeting format only. If you are a stockholder of record as of the close of business on the Record Date, you will be able to virtually attend the Meeting, vote your shares and submit your questions online during the Meeting by visiting www.virtualshareholdermeeting.com/VTOL2025 and following the login instructions below. If you hold your shares in “street name” (a term that means the shares are held in the name of another party on behalf of its customer, the beneficial owner), you may gain access to the Meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee holder.
How do I access the audio webcast of the Meeting?
The Meeting will begin promptly at 9:00 a.m. (Central Daylight Time). The Company encourages you to access the Meeting prior to the start time. Online access to the audio webcast will open approximately thirty minutes prior to the start of the Meeting to allow time for you to log in and test your computer audio system, and you should allow ample time for the check-in procedures. To virtually attend the Meeting, log in at www.virtualshareholdermeeting.com/VTOL2025. It is important that you retain a copy of your unique 16-digit control number, which appears on your Notice, on your proxy card or on the instructions that accompanied your proxy materials, as such number will be required to gain access to and vote during the Meeting. In the event that you do not have a control number, please contact your broker, bank or other nominee holder as soon as possible so that you can be provided with the control number and gain access to the Meeting. If, for any reason, you are unable to locate your control number, you will still be able to virtually attend the Meeting as a guest by accessing www.virtualshareholdermeeting.com/VTOL2025 and following the guest login instructions; you will not, however, be able to vote or ask questions.
How do I submit a question at the Meeting?
As part of the Meeting, we will hold a live question and answer session, during which time we intend to answer questions submitted during the Meeting in accordance with the rules of conduct for the Meeting that are pertinent to the Company and meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. The rules of conduct for the Meeting will be posted on www.virtualshareholdermeeting.com/VTOL2025 before and during the Meeting. Only stockholders who log in using their unique 16-digit control number, which appears on your Notice, on your proxy card or on the instructions that accompanied your proxy materials, will be able to ask questions at the Meeting. Any questions pertinent to matters properly brought before the Meeting that cannot be answered during the Meeting may be raised after the Meeting by contacting Investor Relations at InvestorRelations@bristowgroup.com.

Bristow Group Inc.	2	2025 Proxy Statement

SOLICITATION OF PROXIES, VOTING AND REVOCATION	TABLE OF CONTENTS	1
Why are you holding a virtual meeting instead of a physical meeting?
The Meeting will be a completely virtual meeting of stockholders conducted exclusively by a live audio webcast. We believe that hosting a virtual meeting will provide a consistent experience to all stockholders regardless of location and enable more stockholders to attend and participate in the Meeting as stockholders can participate from any location around the world with Internet access. We will continue to assess the best approach to conduct meetings of stockholders going forward.
What constitutes a quorum?
The presence at the Meeting virtually or by proxy of the holders of a majority in voting power of the issued and outstanding shares of Common Stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business. Abstentions and broker non-votes (i.e., shares with respect to which a broker indicates that it does not have discretionary authority to vote on a matter) will be counted for purposes of determining whether a quorum is present at the Meeting.
Who is entitled to vote at the Meeting?
Subject to the limitations on voting by non-U.S. citizens described below, only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. Each stockholder is entitled to one vote for each share of Common Stock held. Shares of Common Stock represented virtually or by a properly submitted proxy will be voted at the Meeting. On the Record Date, 28,775,316 shares of Common Stock were outstanding and entitled to vote.
The Company’s Amended and Restated Bylaws (our “Bylaws”) provide that persons or entities that are not “citizens of the U.S.” (as defined in 49 U.S.C. § 40102(a)(1), as in effect on the date in question, or any successor statute or regulation, as interpreted by the U.S. Department of Transportation and any successor agency thereto in applicable precedent, including any agent, trustee or representative thereof) shall not collectively own or control more than 24.9% of the voting power of our outstanding capital stock (the “Permitted Foreign Ownership Percentage”) and that, if at any time persons that are not citizens of the U.S. nevertheless collectively own or control more than the Permitted Foreign Ownership Percentage, the voting rights of shares owned by stockholders who are not citizens of the U.S. shall automatically be reduced by such amount such that the total number of votes such holder shall be entitled to vote does not exceed the Permitted Foreign Ownership Percentage. Shares held by persons who are not citizens of the U.S. may lose their associated voting rights and be redeemed as a result of these provisions.
Will other stockholders see my vote?
As a matter of policy, proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential by the Company. Such documents are made available only to the inspector of election and personnel associated with processing proxies and tabulating votes at the Meeting. The votes of individual stockholders will not be disclosed except as may be required by applicable law.
What is the difference between a stockholder of record and a “street name” holder?
If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record with respect to those shares.
If your shares are held in a stock brokerage account or by a bank, or other nominee holder, then the broker, bank or other nominee holder is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee holder how to vote their shares. Street name holders are also invited to virtually attend the Meeting. You may not vote your shares electronically at the Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. Please refer to the voter instruction cards used by your bank, broker or other nominee holder for specific instructions on methods of voting, including using the Internet or by telephone.

Bristow Group Inc.	3	2025 Proxy Statement

SOLICITATION OF PROXIES, VOTING AND REVOCATION	TABLE OF CONTENTS	1
How many votes are required for the approval of each proposal?
Election of Directors: Directors are elected by a plurality of the votes of the shares of Common Stock present virtually or represented by proxy at the Meeting and voting on the matter. However, each nominee who is a current director of the Company is required to submit an irrevocable resignation as a director, which resignation would become effective upon (1) that person not receiving a majority of the votes cast in favor of his or her election in an uncontested election (i.e., the number of votes “for” such director’s election constitutes less than the number of votes “withheld” with respect to such director’s election) and (2) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose. The Company’s stockholders do not have cumulative voting rights for the election of directors.
Votes Required to Adopt Other Proposals: The affirmative vote of the holders of a majority of shares of Common Stock present virtually or represented by proxy at the Meeting and voting on the subject matter is required for approval of all other proposals being submitted to stockholders for consideration. For the approval, on an advisory basis, of the frequency of future advisory votes to approve named executive officer compensation (Proposal 3), because there are three substantive options, the option that receives the highest number of votes cast by the stockholders will be deemed the preferred frequency of future advisory votes to approve named executive officer compensation that has been selected by the stockholders.
How are abstentions and “broker non-votes” counted?
Withholding of authority to vote for a director nominee will have no effect on the election of directors (Proposal 1). For matters other than the election of directors (Proposal 1) and the approval, on an advisory basis, of the frequency of future advisory votes to approve named executive officer compensation (Proposal 3), stockholders may vote for or against the proposal, or may abstain from voting. For the approval, on an advisory basis, of the frequency of future advisory votes to approve named executive officer compensation (Proposal 3), stockholders may vote for every one year, two years or three years as the preferred frequency, or may abstain from voting. Abstentions will have no effect on approval, on an advisory basis, of the Company’s named executive officer compensation (Proposal 2), approval, on an advisory basis, of the frequency of future advisory votes to approve named executive officer compensation (Proposal 3), approval of an amendment to the Company’s 2021 Equity Incentive Plan (Proposal 4) and ratification of the appointment of KPMG as the Company’s independent auditors for 2025 (Proposal 5).
“Broker non-votes” will have no effect on any of the proposals. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares in “street name” for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. “Broker non-votes” may only be voted for routine matters. The only routine matter to be brought before the stockholders at the Meeting is the ratification of the appointment of KPMG as the Company’s independent auditors for 2025 (Proposal 5). If your shares are held in “street name” by a broker and you wish to vote on any non-routine business that may properly come before the Meeting, you should provide instructions to your broker. Under the rules of the New York Stock Exchange (the “NYSE”), if you do not provide your broker with instructions, your broker generally will have the authority to vote on routine matters. Broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting, but they are not counted for purposes of calculating the votes cast on particular matters at the Meeting.

Bristow Group Inc.	4	2025 Proxy Statement

SOLICITATION OF PROXIES, VOTING AND REVOCATION	TABLE OF CONTENTS	1
How does the Board recommend that I vote?
The Board recommends that you vote:
•FOR the election of each nominee for director contained in this Proxy Statement (Proposal 1);
•FOR approval, on an advisory basis, of the Company’s named executive officer compensation (Proposal 2);
•For every ONE YEAR as the preferred frequency of future advisory votes to approve named executive officer compensation (Proposal 3);
•FOR approval of an amendment to the Company’s 2021 Equity Incentive Plan (Proposal 4); and
•FOR ratification of the appointment of KPMG as the Company’s independent auditors for 2025 (Proposal 5).
Why did I receive a notice in the mail regarding Internet availability of the proxy materials instead of a paper copy of the proxy materials?
We are pleased to be distributing our proxy materials again to certain stockholders via the Internet under the “notice and access” approach permitted by the rules of the SEC. As a result, we are mailing to many of our stockholders a Notice about the Internet availability of the proxy materials instead of a full paper copy of the proxy materials. This approach conserves natural resources and reduces our costs of printing and distributing the proxy materials, while providing a convenient method of accessing the materials and voting. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and may request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request to access proxy materials in printed form by mail or electronically on an ongoing basis.
How do I vote?
You may vote virtually at the Meeting online at www.virtualshareholdermeeting.com/VTOL2025 by using the 16-digit control number included with these proxy materials, or you may give us your proxy. We recommend that you vote by proxy even if you plan to virtually attend the Meeting. As described below, you can revoke your proxy or change your vote at the Meeting. You can vote by proxy over the telephone by calling a toll-free number, electronically by using the Internet or through the mail as described below. If you would like to vote by telephone or by using the Internet, please refer to the specific instructions set forth on the Notice, proxy card or voting instruction card. Stockholders are requested to vote in one of the following ways:
•by telephone by calling 1-800-690-6903 from any touch-tone phone and following the instructions (have your proxy card in hand when you call);
•by Internet before the Meeting by accessing www.proxyvote.com and following the on-screen instructions or scanning the QR code with your smartphone (you will need the 16-digit control number included with these proxy materials);
•during the Meeting at www.virtualshareholdermeeting.com/VTOL2025 (please see above under “How do I attend the Meeting?”); or
•by completing, dating, signing, and promptly returning the accompanying proxy card, in the enclosed postage-paid, pre-addressed envelope provided for such purpose. No postage is necessary if the proxy card is mailed in the United States.
If you hold your shares through a bank, broker or other nominee holder, such entity/person will give you separate instructions for voting your shares.

Bristow Group Inc.	5	2025 Proxy Statement

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What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following the instructions provided in each proxy card. If some of your shares are held in “street name”, you should have received voting instructions with these materials from your broker, bank or other nominee holder. Please follow the voting instructions provided to ensure that your vote is counted.
Can I revoke or change my vote after I return my proxy card?
Yes. A stockholder who so desires may revoke his, her, or its proxy at any time before it is exercised at the Meeting by: (i) providing written notice to the Corporate Secretary of the Company; (ii) duly executing a proxy card bearing a date subsequent to that of a previously furnished proxy card; (iii) entering new instructions by Internet or telephone; or (iv) virtually attending the Meeting and voting. Virtual attendance at the Meeting will not in itself constitute a revocation of a previously furnished proxy, and stockholders who attend the Meeting virtually need not revoke their proxy (if previously furnished) to vote electronically. We encourage stockholders that plan to virtually attend the Meeting to vote by telephone or Internet or to submit a valid proxy card and vote their shares prior to the Meeting. If you hold your shares in “street name” and want to revoke your proxy, you will need to provide instructions to your broker, bank or other nominee holder.
What happens if I do not make specific voting choices?
If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by the Board on all proposals. If you hold your shares in “street name” and you do not give instructions to your broker, bank or other nominee holder to vote your shares, under the rules that govern brokers, banks, and other nominee holders who are the stockholders of record of the shares held in “street name”, it generally has the discretion to vote uninstructed shares on routine matters but has no discretion to vote them on non-routine matters. The only “routine” matter expected to be brought before the stockholders at the Meeting is the ratification of the appointment of KPMG as the Company’s independent auditors for 2025 (Proposal 5). See “How are abstentions and ‘broker non-votes’ counted?” beginning on page 4.
Where can I find the voting results of the Meeting?
The Company plans to announce preliminary voting results at the Meeting and to publish the final results in a Current Report on Form 8-K within four business days following the Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Meeting
Your Notice about the Internet availability of the proxy materials or proxy card will contain instructions on how to:
•View our proxy materials for the Meeting on the Internet; and
•Instruct us to send our future proxy materials to you electronically by e-mail.
Our proxy materials and our Annual Report are also available on our website at www.bristowgroup.com. In addition, you may find information on how to obtain directions to virtually attend the Meeting and vote electronically by submitting a query via e-mail to InvestorRelations@bristowgroup.com.
Your Notice or proxy card will contain instructions on how you may request to access proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where our proxy materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until terminated by you.

Bristow Group Inc.	6	2025 Proxy Statement

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Solicitation and Solicitation Expenses
The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from stockholders by telephone, electronic or facsimile transmission, personal outreach or other means.
The Company has requested brokers, banks and other nominee holders of voting Common Stock of the Company to forward proxy solicitation materials to their customers, and such brokers, banks and nominee holders will be reimbursed for their reasonable out-of-pocket expenses.
The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies. The fees of D.F. King & Co., Inc. are $7,350 plus reimbursement of its reasonable out-of-pocket costs. If you have questions about the Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact the Company’s proxy solicitation agent as follows:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Banks/Brokers: (212) 771-1130
Toll-free: (800) 487-4870

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CORPORATE GOVERNANCE
Environmental, Social, and Governance (“ESG”)
The Company’s vision is to lead the world in innovative and sustainable vertical flight solutions, and we are committed to leading responsibly. Along with our commitment to safe and reliable operations, we have a sustainability program that focuses on environmental responsibility through daily practices as further described in the following sections. The Environmental, Social, and Governance Committee of the Board (the “ESG Committee”) oversees our sustainability initiatives, which include, but are not limited to, developing a robust climate change risk management strategy aligned with the recommendations made by the Task Force on Climate Related Financial Disclosures (“TCFD”), increasing transparency for our stakeholders, and ensuring our social responsibility program continues to provide value for our employees and the communities in which we operate.
We value transparency in our sustainability policies, programs, and initiatives and, throughout our Annual Sustainability Report, disclose key metrics and performance indicators that we utilize to monitor our progress and facilitate goal setting. We published our inaugural sustainability report in 2022 and intend to continue to do so annually.
Environmental and Social Initiatives
The Company and its employees strive to play a positive role in the communities where we operate by conducting our operations in a way that respects the environment and surrounding communities. As a global operator, we understand that priorities for local communities and environments in which we operate may differ, and therefore we have the flexibility and agility to meet those needs.
Environmental Initiatives
Being a good steward of the local operating environments and being environmentally responsible is a key pillar of our sustainability strategy. Recognizing that the aviation industry has a significant role to play in mitigating the effects of climate change, we employ a diverse range of initiatives aimed at reducing our own emissions footprint, 98% of which comes from aviation fuel, which in turn will aide our customers in reaching their own climate-related goals.
The Company was one of the first vertical lift operators in the UK to obtain International Organization for Standardization (“ISO”) 14001 certification, which confirms the implementation of an environmental management system that monitors, manages, and delivers continuous improvement to systems and procedures at our UK bases of operations. Similarly, our Brazil operations and corporate offices have maintained ISO 14001 certifications since 2018 and 2022, respectively. We have also undertaken proactive measures to reduce aircraft emissions and reduce the environmental impact of our operations by monitoring operational practices to reduce our time running the aircraft on the ground, utilizing a fleet of efficient and regularly maintained aircraft supported by current technologies, such as flight planning software for payload management, and by partnering with our customers to maximize seat utilization, thus reducing the number of flights required. We are actively developing a forward-looking strategy to improve the efficiency of our fleet and help make sure it is aligned with customer contract terms. In addition, we are replacing inefficient, older support vehicles with electric vehicles, where available, and we encourage and assist our engine manufacturers, aircraft manufacturers, customers and other stakeholders to be early and leading adopters of sustainable aviation fuels (“SAF”) as we encourage wider availability of these alternative fuels by our fuel suppliers. We have successfully flown limited sets of SAF-powered flights for our energy and search and rescue (“SAR”) businesses in the North Sea.
In addition, we have deepened strategic relationships with multiple manufacturers to assist with the operationalization of electric vertical takeoff and landing and short takeoff and landing aircraft, collectively known as Advanced Air Mobility (“AAM”). AAM is an emerging aviation system which utilizes aircraft that are primarily powered by hybrid and/or electric propulsion systems and is expected to support the reduction of operational emissions. Our extensive experience in

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operating offshore flights also positions us to potentially assist with the commercial development, operation, and maintenance of offshore wind farms. As the offshore wind industry and other fossil fuel alternatives develop, we will continue to evaluate relevant business opportunities.
Bristow Uplift
Through Bristow Uplift, our community engagement program, we invest resources and partner with local communities, charities and non-profit organizations to develop, support, and implement targeted and sustainable social responsibility initiatives with the goal of building strong community relationships that will have a positive impact on our communities. We ground our community engagement initiatives by aligning with the following five pillars: Education, the Underserved, Health and Wellness, Diversity, and Sustainability. We also match certain employee donations to philanthropic organizations around the world. Through these efforts, we support building strong community relationships through the causes that are most important to our employees, ultimately creating long-term value for our business.
Human Rights
The Company and its employees strive to play a positive role in the communities in which we operate. It all starts with respect. We respect each other as colleagues, we respect our business partners and customers, we respect our neighbors and we respect internationally recognized human rights principles. The Company has a zero-tolerance approach to all forms of modern slavery and human trafficking within our business and our supply chain. Our Chief Compliance Officer and our Director of Sustainability coordinate our overall strategy for human rights and have responsibility for our human rights risk management program, which is operationalized across our global footprint. To further our commitment to human rights, we developed a Human Rights Framework that codifies our approach to five enablers that we identified to help us proactively address our human rights impact.
Our Human Rights Commitment outlines our promise to uphold the highest standards and principles of human rights, building on the Company’s existing modern slavery act statement. We also have an internal Human Rights Policy, which stipulates our human rights expectations of employees, contractors, business partners, suppliers and other related parties. This policy was developed in alignment with international human rights standards and principles, including the UN Guiding Principles on Business and Human Rights and the OECD Guidance for Multinational Enterprises. In addition, we developed a Supplier Commitment on Human Rights which requires key suppliers to adopt similar commitments and extend them to their supply chains.
Though the risk of human trafficking and slavery within our business is low given the nature of operations and customers, we utilize ongoing due diligence programs and training to identify, assess and manage any potential issues. Our employees are expected to immediately report violations of law, Company policies or our Code of Business Integrity to their managers or anonymously through our Ethics and Compliance Hotline (by telephone ((888) 840-4147) or online (https://BristowGroup.TNWReports.com)). Any employee or supplier found in violation of the standards outlined above is subject to discipline, up to and including termination and, if warranted, potential legal proceedings.
Safety, Industry Hazards and Insurance
The safety of our passengers and the maintenance of a safe working environment for our employees is our number one core value and highest operational priority. Aviation services are potentially hazardous and may result in incidents or accidents. Challenges to safe operations include unanticipated adverse weather conditions, fires, human factors, and mechanical failures that may result in death or injury to personnel, damage to equipment, and other environmental or property damage. We are also subject to regulation by Occupational Safety and Health Administration (OSHA) and comparable other agencies, whose purpose is to protect the health and safety of workers. Failure to comply with these agencies’ requirements can lead to the imposition of penalties.

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Technology and Standards
The Company’s fleet is configured with the latest safety equipment, including Traffic Collision Avoidance Systems (TCAS), Enhanced Ground Proximity Warning Systems (EGPWS) or Helicopter Terrain Awareness and Warning Systems (HTAWS), Automatic Dependent Surveillance-Broadcast (ADS-B), Helicopter Flight Data Monitoring Systems (HFDM), Health and Usage Monitoring Systems (“HUMS”), satellite communication and flight following systems, and forward facing tail cameras. The Company maintains a globally aligned safety information system called BeSAFE across our Offshore Energy and Government Services businesses. The Corporate Environmental Management System (“EMS”) obtained ISO 14001:2015 certification in 2022.
Systems and Processes
Our safety, legal, and compliance departments oversee our adherence with government regulations, customer safety requirements and safety standards within our organization, the standardization of our base operating procedures and the proper training of our employees. A key to maintaining our strong safety record is developing and retaining highly qualified, experienced, and well-trained employees. We conduct extensive safety training on an ongoing basis and develop, implement, monitor, and continuously improve our safety management system to proactively manage risk and support the physical safety and mental wellness of our employees. Additionally, we have implemented supporting safety programs that include, among many other features, (i) transition and recurrent training using full-motion flight simulators and other flight training devices, (ii) a Federal Aviation Administration (“FAA”) and European Union Aviation Safety Agency (“EASA”) approved flight data monitoring program (“FDM”) and (iii) HUMS, which automatically monitor and report on vibrations and other anomalies on key components of certain helicopters in our fleet.
Culture
We have a strong safety culture committed to zero accidents and zero harm. Our safety culture and the implementation of our safety program “Target Zero” is modeled and owned by each employee and led by our President and Chief Executive Officer, who is responsible for setting the tone at the top. Under our Code of Business Integrity, all employees are empowered, and actively encouraged by management, to challenge unsafe acts and conditions, including by exercising his or her “STOP WORK” authority, and participate in safety improvements by the Company. This culture is further exemplified by our status as a founding member of HeliOffshore, an organization dedicated to collaboration across the offshore helicopter industry to improve safety around the world.
Human Capital Management
With over seven decades of operations, we are one of the largest and longest-serving helicopter operators in the world, with a reputation for operational excellence. Our employees are some of the most highly regarded experts in vertical flight solutions. We strive to prepare our employees for success through training, competitive benefits packages, and career development. Our success depends on our ability to attract and retain our pilots and mechanics. The competition for pilots and mechanics is competitive, and we compete with major Part 121 air carriers, such as commercial airlines, and the emergency air medical industry to attract and retain such talent. We believe the best way to attract and retain top talent is to invest in our people through creating safe work environments, employee training and multi-level engagement to support their success. We seek qualified candidates who are aligned with our commitment to safety and other core values of integrity, passion, teamwork and progress. Our areas of focus for human capital management are:
Health and Safety
Safety is our number one core value and highest operational priority. Our pilots, maintenance technicians and support personnel are committed to our mission to provide safe, efficient and reliable aviation services. We initiated our industry-leading safety program, Target Zero, and are one of the founding members of HeliOffshore.

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We believe in keeping everyone safe and well, which includes doing our part to safeguard our physical and mental well-being. We currently have global resources in place to support mental health including an employee well-being portal that provides information and support channels for navigating stress and access to counseling and mental health professionals for all our employees around the world.
Training and Development
We are committed to elevating our employees. All of our employees are required to take periodic trainings that promote the commitment to our core values: safety, integrity, passion, teamwork and progress. Our pilots and mechanics are required to take the latest trainings to ensure they are equipped to operate our aircraft with the best knowledge and experience. Our licensed professionals are afforded the opportunity for continuing education in their fields of expertise.
Workforce Representation
We are committed to attracting and retaining high-performing employees through a diverse talent base and evaluating and promoting throughout our organization based on skills and performance. This is reinforced through our policy under our Code of Business Integrity to provide equal opportunity for everyone in recruiting, hiring, developing, promoting and compensating without regard to race, color, religion, sex, sexual orientation, national origin, citizenship, age, marital status, veteran status or disability. Our workforce is represented by approximately 51 nationalities globally. Approximately 23% of our U.S. employees are veterans; and approximately 20% of our workforce are women, with 36% serving in management level roles and with half of our executive leadership team represented by women. In addition, our workforce includes racial and ethnic diversity across our global operations.
Compensation and Benefits
We offer competitive market-based compensation and benefits for the markets in which we operate. Competitive programs are critical to the well-being of our employees and their families, as well as retention and business continuity. Global benefit offerings include major medical, life, retirement/pension, employee well-being support akin to employee assistance programs in addition to local offerings that vary by country market.
As of December 31, 2024, we employed 3,447 individuals, including 899 pilots and 912 mechanics. We consider our relations with our employees to be good.
As of December 31, 2024, approximately 64% of our employees were covered by union or other collective bargaining agreements. Negotiations over annual salary or other labor matters could result in higher personnel or other costs or increased operational restrictions or disruptions. Furthermore, a failure to reach an agreement on certain key issues could result in strikes, lockouts or other work stoppages.
Board of Directors and Director Independence
The business and affairs of the Company are managed under the direction of the Board. Currently, the Company’s Board is comprised of nine directors. Our Bylaws provide that the Board will consist of not less than three and not more than fifteen directors. In connection with the recommendation of the ESG Committee, the Board has nominated all of the current directors for re-election at the Meeting.
During 2024, the Board held six meetings. In 2024, each incumbent director attended, in person or telephonically, at least 75% of the aggregate of (i) the total number of meetings of our Board and (ii) the total number of meetings of committees of our Board on which such director served (during the periods that such director served). Although the Company does not have a formal policy requiring Board members to attend each Annual Meeting of Stockholders, it is encouraged, and all of the Board members then serving attended the 2024 Annual Meeting of Stockholders.

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A majority of the Company’s current directors are independent, non-employee directors, and this will continue to be the case should all the director nominees be elected at the Meeting. The Board has made the affirmative determination that each of General Miller, Ret., Ms. Shah and Messrs. Brass, Kern, Manzo, Mickelson, Pucillo and Truelove are independent as such term is defined by the applicable rules and regulations of the NYSE. Additionally, each of these directors meets the categorical standards for independence established by the Board (the “Bristow Categorical Standards”). A copy of the Bristow Categorical Standards is available on the Company’s website at www.bristowgroup.com by clicking “Investors,” then “Governance” and then “Governance Documents” (titled “Director Independence Standards”). The Company’s website and the information contained therein or connected thereto shall not be deemed to be incorporated into this Proxy Statement.
The schedule of Board meetings is made available to directors in advance along with the agenda for each meeting so that they may review and request changes. Directors also have access to management at all times and regularly communicate informally with management on an assortment of topics.
Majority Voting
Our Bylaws provide that a director who fails to receive a majority of votes cast at an Annual Meeting of Stockholders must tender his or her resignation (assuming that the election is uncontested). Under our Bylaws, each nominee who is a current director is required to submit an irrevocable resignation, which resignation would become effective only upon (1) that person not receiving a majority of the votes cast in an uncontested election and (2) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose. The Board, acting on the recommendation of the ESG Committee, is required to determine whether or not to accept the resignation not later than 90 days following certification of the stockholder vote, and the Board is required to accept the resignation absent a determination that a compelling reason exists for concluding that it is in the best interests of the Company for the person in question to remain as a director.
Board Leadership Structure
The Board believes that there is no single organizational model that would be most effective in all circumstances and that it is in the best interests of the Company and its stockholders for the Board to retain the authority to modify its leadership structure to best address the Company’s circumstances from time to time. The Board believes that the most effective leadership structure for the Company at the present time is to separate the positions of Chairman and Chief Executive Officer. Separating these positions allows the Chief Executive Officer to focus on the full-time job of running the Company’s business, while allowing the Non-Executive Chairman to lead the Board in its fundamental role of providing advice to, and maintaining independent oversight of, management. The Board believes this structure recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Company’s Non-Executive Chairman, particularly as the Board’s oversight responsibilities continue to grow and demand more time and attention.
In addition to the role that the Non-Executive Chairman has with regard to the Board, the chair of each of the three wholly independent key committees of the Board (Audit Committee, Compensation Committee and ESG Committee) and each individual director is responsible for helping to ensure that meeting agendas are appropriate and that sufficient time and information are available to address issues the directors believe are significant and warrant their attention. Each director has the opportunity and ability to request agenda items, information and additional meetings of the Board or of the independent directors.

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The Board has adopted significant processes designed to support the Board’s capacity for objective judgment, including executive sessions of the independent directors at Board meetings, independent evaluation of, and communication with, members of senior management, and annual self-evaluation of the Board, its committees, and its leadership. These and other critical governance processes are reflected in the Corporate Governance Guidelines and the various Committee Charters that are available on the Company’s website at www.bristowgroup.com. The Board has also provided mechanisms for stockholders to communicate in writing with the Non-Executive Chairman of the Board, with the non-employee and/or independent directors, and with the full Board on matters of significance.
Executive Sessions
The Company’s Corporate Governance Guidelines provide that the Company’s non-management directors shall meet periodically in executive session without any management participation. In addition, if any of the non-management directors are not independent under the applicable rules of the NYSE, then the independent directors will meet separately at least once per year without the presence of the non-independent director, and at other times as necessary. Mr. Mickelson, as Chairman, presides at these executive sessions. Committees of the Board may also meet in executive session without the presence of any non-independent director as deemed appropriate.

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Committees of the Board of Directors
The Board has established three standing committees: (i) Audit, (ii) Compensation and (iii) Environmental, Social, and Governance. Each of the committees operates under a written charter that has been posted on the Company’s website at www.bristowgroup.com by clicking “Investors,” then “Governance” and then “Governance Documents”. The website and the information contained therein or connected thereto shall not be deemed to be incorporated into this Proxy Statement. The charter of each committee is also available free of charge on request to our Corporate Secretary at 3151 Briarpark Drive, Suite 700, Houston, Texas 77042. The members and chairperson for each committee set forth below were the same at the end of 2024.
Board Committees

Independent Directors	Audit	Compensation	ESG

Lorin L. Brass		●	●
Wesley E. Kern	●	▲
Robert J. Manzo	●		▲
G. Mark Mickelson
General Maryanne Miller, Ret.		●
Christopher Pucillo		●	●
Shefali Shah	●
Brian D. Truelove	▲«		●

▲	Committee Chair
●	Committee Member
«	Audit Committee Financial Expert

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COMMITTEES OF THE BOARD OF DIRECTORS	TABLE OF CONTENTS	1
Audit Committee
The Audit Committee met five times during 2024 and is currently comprised of Ms. Shah and Messrs. Kern, Manzo and Truelove. Mr. Truelove is the Chair of the Audit Committee, and he maintained frequent communication with the other members of the Audit Committee as well as the Company’s Non-Executive Chairman and Chief Executive Officer regarding matters relevant to the Audit Committee. The Board has determined that Mr. Truelove is an “audit committee financial expert” for purposes of the rules of the SEC and that each other member of the Audit Committee is financially literate as required under the NYSE standards. In addition, the Board determined that each member of the Audit Committee is independent, as defined by the rules of the NYSE, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance with the Bristow Categorical Standards. The Audit Committee is expected to meet at least quarterly.
Committee Function. The Audit Committee assists the Board in fulfilling its responsibility to oversee, among other things:
•the conduct and integrity of management’s execution of the Company’s financial reporting to any governmental or regulatory body, the public or other users thereof;
•the qualifications, engagement, compensation, independence and performance of the Company’s independent auditors, its conduct of the annual audit and its engagement for any other services;
•the Company’s systems of internal accounting and financial and disclosure controls, the annual independent audit of the Company’s financial statements and the integrated audit of internal controls over financial reporting;
•risk management and controls, which includes (i) assisting the Board with enterprise risk management, including major financial, cybersecurity, legal and regulatory compliance, sustainability, climate-related and other ESG risk exposures; (ii) assisting management with identifying and monitoring risks or exposures (including the Company’s major financial, legal and regulatory compliance, sustainability, climate-related and other ESG risk exposures), assessing the steps management has taken to minimize such risks and overseeing the Company’s underlying guidelines and policies with respect to risk assessment and risk management; and (iii) reviewing with management any emerging cybersecurity and artificial intelligence (“AI”) developments and threats, the Company’s risks relating to cybersecurity, AI and the development or use of AI, including the Company’s policies and practices related to AI, the Company’s strategy to mitigate exposure to cybersecurity and AI risks and the Company’s disclosures with respect to cybersecurity and AI;
•the Company’s ESG disclosures and the adequacy and effectiveness of internal controls related to such disclosures, and to coordinate with the ESG Committee with respect to such matters;
•the processes for handling complaints relating to accounting, internal accounting controls and auditing matters;
•the Company’s legal and regulatory compliance;
•review of certain material agreements that require approval of the Board pursuant to the Company’s Delegation of Authority, which is reviewed and approved annually by the Board;
•any code of business conduct and ethics applicable to directors and senior officers, including any waivers under such code; and
•the preparation of the audit committee report required by SEC rules to be included in the Company’s annual proxy statement.

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The Audit Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. Management and the independent auditors have more time, knowledge and detailed information about the Company than Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee will not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.
Compensation Committee
The Compensation Committee met five times during 2024 and is currently comprised of General Miller, Ret. and Messrs. Brass, Kern and Pucillo. Mr. Kern is the Chair of the Compensation Committee, and he maintained frequent communication with the other members of the Compensation Committee as well as the Company’s Non-Executive Chairman and Chief Executive Officer regarding compensation matters. The Board has determined that each member of the Compensation Committee is independent, as defined by the rules of the NYSE, Section 10C-1 of the Exchange Act, and in accordance with the Bristow Categorical Standards. In addition, the members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.
Committee Function. The Compensation Committee, among other things:
•reviews and makes recommendations to the Board for approval of corporate goals and annual performance objectives relevant to executive compensation;
•reviews, together with the Company’s independent directors, and makes recommendations to the Board for approval of compensation for the Chief Executive Officer and other members of the executive leadership team;
•evaluates officer compensation plans, policies and programs;
•reviews and approves, together with the Company’s independent directors, benefit plans;
•approves, together with the Company’s independent directors, all grants of equity awards and administers the Company’s incentive plans;
•reviews and discusses with management the Company’s Compensation Discussion and Analysis and prepares a report on executive compensation to be included in the Company’s Annual Report on Form 10-K and proxy statement;
•determines stock ownership guidelines for the Chief Executive Officer and other officers at the Vice President level or higher and monitors compliance with such guidelines;
•reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk;
•oversees the Company’s policy of recoupment of compensation, administers such policy in a manner consistent with the listing requirements of the NYSE and other applicable law and makes recommendations to the Board for any changes to such policy;
•annually evaluates the independence of any advisors retained by the Compensation Committee; and
•reviews and recommends to the Board for approval the frequency with which the Company will conduct an advisory stockholder vote on executive compensation required by Section 14A of the Exchange Act.

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The Chair of the Compensation Committee sets the agenda for meetings of the Compensation Committee. The meetings are attended by the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer and the General Counsel, if requested. The Compensation Committee meets at least annually with the Chief Executive Officer to discuss and review the performance criteria and compensation levels of members of the executive leadership team. At each meeting, the Compensation Committee has the opportunity to meet in executive session. The Chair of the Compensation Committee reports the Compensation Committee’s recommendations regarding compensation of members of the executive leadership team to the full Board. The Compensation Committee has the sole authority to retain, obtain the advice of and terminate any compensation consultants, independent legal counsel or other advisors to assist the Compensation Committee in its discharge of its duties and responsibilities, including the evaluation of executive officer compensation.
Compensation Committee Interlocks and Insider Participation. During 2024, no member of the Compensation Committee was, and no member of the Compensation Committee currently is, an officer or employee of the Company. During 2024, none of the Company’s executive officers served as a director or member of the compensation committee of any other entity whose executive officers serve on the Board or the Compensation Committee. During 2024, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions.
Environmental, Social, and Governance Committee
The ESG Committee met four times during 2024 and is currently comprised of Messrs. Brass, Manzo, Pucillo and Truelove. Mr. Manzo is the Chair of the ESG Committee. The Board has determined that each member of the ESG Committee is independent, as defined by the rules of the NYSE and in accordance with the Bristow Categorical Standards.
Committee Function. The ESG Committee assists the Board with, among other things:
•overseeing environmental and social responsibility matters as they pertain to the Company’s business and long-term strategy, and identifying and bringing to the attention of the full Board emerging ESG trends, human capital management, regulatory developments or public policy trends that affect the Company’s activities, stakeholders, reputation and corporate citizenship;
•reviewing periodically and receiving updates on the Company’s ESG programs and policies, and the Company’s progress and performance against sustainability goals and metrics;
•identifying, screening and reviewing individuals qualified to serve as directors, recommending to the Board candidates for election or re-election at the Company’s next annual meeting of stockholders and to fill vacancies on the Board;
•reviewing annually the Board’s committee structure, recommending to the Board directors to serve as members and chairpersons of each committee and recommending to the Board designation of audit committee financial experts;
•developing, recommending to the Board, and overseeing implementation of modifications, as appropriate, to the Company’s policies and procedures for identifying and reviewing candidates for the Board, including policies and procedures relating to candidates for the Board submitted for consideration by stockholders;
•reviewing the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities;
•reviewing periodically the size of the Board and each committee and recommending any appropriate changes;

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•developing and overseeing implementation of a Company orientation program for new directors and a continuing education program for current directors;
•monitoring the practices of the Board and the executive leadership team to ensure compliance with the Company’s Corporate Governance Guidelines and principles;
•reviewing and approving potential conflict of interest matters involving the directors, the Chief Executive Officer and other members of the executive leadership team;
•evaluating non-employee director compensation plans, policies and programs;
•overseeing the annual self-evaluation process of the Board based on objective criteria, including performance of the business, accomplishment of long-term strategic objectives and development of management, among other things; and
•reviewing on a regular basis, the overall corporate governance of the Company and recommending to the Board improvements when necessary.
The ESG Committee has the power to retain outside counsel, director search and recruitment consultants or other experts, and the ESG Committee will receive appropriate funding from the Company, as determined by the ESG Committee, to engage such advisors.
Sustainability. The ESG Committee works in cooperation with management to regularly assess the Company’s strategy, programs, and policies in light of the evolving public policy landscape with respect to sustainability-related matters. The ESG Committee’s oversight responsibilities include, among other things, (i) the Company’s ESG strategy, programs, and policies and sustainability goals and metrics; (ii) strategic response to stakeholder expectations and concerns regarding sustainability, climate-related and other ESG risks and opportunities; (iii) climate-related public policy trends and regulatory matters; (iv) the Company’s social responsibility programs and policies, including human capital management; and (v) input to the Company’s annual reporting and disclosure regarding sustainability.
Selection of Nominees for the Board of Directors. To fulfill its responsibility to recruit and recommend to the full Board nominees for election as directors, the ESG Committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications. In identifying new director candidates, the ESG Committee seeks advice and names of candidates from members of the ESG Committee, other members of the Board, members of management and other public and private sources. The ESG Committee, in formulating its recommendation of nominees for election as directors, considers each individual’s personal qualifications and how such personal qualifications effectively address the perceived then-current needs of the Board. Appropriate personal qualifications and criteria for membership on the Board include the following:
•experience investing in and/or guiding complex businesses as an executive leader or as an investment professional within an industry or area of importance to the Company;
•proven judgment and competence, substantial accomplishments, and prior or current association with institutions noted for their excellence;
•diversity as to business experiences, educational and professional backgrounds, skills and personal experiences;
•complementary professional skills and experience addressing the complex issues facing a multifaceted international organization; and
•an understanding of the Company’s business, operations and the environment in which it operates.

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After the ESG Committee completes its evaluation, it presents its recommendations to the Board for consideration and approval. Having evaluated the Board candidates set forth below under Proposal 1 pursuant to these processes and criteria, the ESG Committee recommended, and the Board determined to nominate, each of the incumbent directors named below for re-election.
Key Skills and Experience

Senior Leadership
Aviation or Logistics Management
Oil and Gas Industry
International Business
Finance, Accounting, or Legal
Technology/Cybersecurity
Government Affairs/Contracting
Public Company Governance
Strategic Planning
Mergers and Acquisitions
Risk Management
Age and Tenure

60.6 years	Average Age	4.2 years	Average Tenure

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Director and Executive Officer Succession. The Board is responsible for overseeing the succession plan process for each of the Company’s senior executive officers, the Board and the Chairman of the Board. Furthermore, the Corporate Governance Guidelines mandate that the Board shall, not less often than annually and on a more frequent basis as may be desired, review the qualities and characteristics necessary for the position of the Company’s chief executive officer. The Board shall, not less often than annually and on a more frequent basis as may be desired, review the development and progression of potential internal candidates against those standards.
Stockholder Recommendations. The ESG Committee will consider director candidates suggested by the Company’s stockholders provided that the recommendations are made in accordance with the same procedures required under our Bylaws for nomination of directors by stockholders. For instance, stockholder nominations must comply with the notice provisions described under “Stockholder Proposals for 2026 Annual Meeting” below. Stockholder nominations that comply with these procedures and that meet the criteria outlined therein will receive the same consideration that the ESG Committee’s nominees receive. The Company will report any material change to this procedure in an appropriate filing with the SEC and will make any such changes available promptly on the SEC Filings section of the Company’s website at www.bristowgroup.com. There have been no material changes to these procedures since the Company last provided this disclosure.
Citizenship Requirements. Our Bylaws provide that at least two-thirds of our Board must be citizens of the United States within the meaning of the Federal Aviation Act of 1958, as amended. Our Bylaws provide that a person who is not a citizen of the United States is not eligible for nomination or election as a director if such person’s election, together with the election of any incumbent directors that are not U.S. citizens and are candidates for election as directors at the same time, would cause less than two-thirds of the Company’s directors to be citizens of the United States. Of the nine director nominees proposed by our Board for election at the Meeting, all (or more than two-thirds) are citizens of the United States within the meaning of the Federal Aviation Act of 1958, as amended.
Communications with the Board or Independent Directors
Our Board welcomes the opportunity to hear from interested parties and proactively engages with our stockholders on matters of interest such as executive compensation, sustainability matters and Company strategy. The independent directors have established procedures for handling communications and directed the Corporate Secretary to act as their agent in processing any communications received. All communications should be delivered in writing addressed to our Corporate Secretary at 3151 Briarpark Drive, Suite 700, Houston, Texas 77042. The correspondence should be addressed to the appropriate party, namely: (i) Bristow Group Inc. – Board of Directors; (ii) Bristow Group Inc. – Audit Committee; (iii) Bristow Group Inc. – Compensation Committee; (iv) Bristow Group Inc. – Environmental, Social, and Governance Committee; or (v) the individual director designated by full name or position as it appears in the Company’s most recent proxy statement. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees will be forwarded to the ESG Committee for evaluation and further action. Communications that relate to matters that are within the responsibility of one of the Board committees will be forwarded to the chairperson of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be sent to the appropriate executive.
The Audit Committee has established procedures for (i) the receipt, retention, and treatment of complaints, reports and concerns regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission of complaints, reports and concerns by employees regarding questionable accounting or auditing matters. Information related to these procedures is included in our Code of Business Integrity, which is available on the Company’s website at www.bristowgroup.com by clicking “Investors,” then “Governance” and then “Governance Documents”. Such complaints, reports or concerns may be communicated directly and confidentially to the Company’s Chief Compliance Officer, General Counsel or the Chair of the Audit Committee or shared anonymously through NAVEX Global, the Company’s third-party hotline provider. Those wishing to report concerns may do so by telephone ((888) 840-4147) or

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online (https://BristowGroup.TNWReports.com). Complaints, reports and concerns received are logged and tracked by the Chief Compliance Officer and the General Counsel or his or her designee, investigated, and communicated to the Chair of the Audit Committee. Both our Code of Business Integrity and the Reporting Concerns and Nonretaliation Policy reflect Section 806 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), which prohibits the Company from retaliating against any person who, in good faith, submits an accounting or auditing complaint, report or concern or provides assistance in the investigation or resolution of such matters.
The ESG Committee proposes nominees for director and acts pursuant to its charter, which is posted on our website, www.bristowgroup.com, under the “Governance” caption. It is the policy of the ESG Committee to consider director candidates recommended by our employees, directors, stockholders, and others, including search firms. The ESG Committee has sole authority to retain and terminate any search firm used to identify candidates for director and has sole authority to approve the search firm’s fees and other retention terms.
A stockholder who wishes to recommend a director for nomination must follow the procedures set forth below for nominations to be made directly by a stockholder. In addition, the stockholder should provide such other information as such stockholder may deem relevant to the ESG Committee’s evaluation. All recommendations, regardless of the source of identification, are evaluated on the same basis as candidates recommended by our directors, chief executive officer, other executive officers, third-party search firms or other sources.
Our Bylaws permit stockholders to nominate directors for election at an Annual Meeting of Stockholders regardless of whether such nominee is submitted to and evaluated by the ESG Committee. To nominate a director using this process, the stockholder must follow procedures set forth in our Bylaws. Those procedures require a stockholder wishing to nominate a candidate for director at next year’s Annual Meeting of Stockholders to give us written notice not earlier than the close of business on the 120th day prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders and not later than the close of business on the 90th day prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders. However, if the date of the Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice is required not earlier than the close of business on the 120th day prior to the Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the Annual Meeting of Stockholders or the 10th day after the day on which we publicly disclose the meeting date. The notice to our Corporate Secretary must include the following:
•The nominee’s name, age and business and residence addresses;
•The nominee’s principal occupation or employment;
•The class and number of our shares, if any, owned by the nominee;
•The name and address of the stockholder as they appear on our books;
•The class and number of our shares owned by the stockholder as of the record date for the Annual Meeting of Stockholders (if this date has been announced) and as of the date of the notice;
•A representation that the stockholder intends to appear in person or by proxy at the Annual Meeting of Stockholders to nominate the candidate specified in the notice;
•A description of all arrangements or understandings between the stockholder and the nominee; and
•Any other information regarding the nominee or stockholder that would be required to be included in a proxy statement relating to the election of directors, including the specific experience, qualifications, attributes or skills that led the stockholder to believe that the person should serve as a director.

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In addition, our Bylaws require that a nominee for election or re-election must deliver to our Corporate Secretary an irrevocable letter of resignation pursuant to our majority vote policy described in more detail above as well as a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made and make certain representations and agreements.
Risk Oversight
The Company’s results of operations, financial condition and cash flows can be adversely affected by risk. The management of risk is central to the success of the Company and requires the involvement of the Board, officers and employees, all of whom are entrusted to develop a balanced and prudent approach to risk.
The Company has developed and implemented operational controls designed to identify and mitigate risk associated with its financial decisions, operations, legal, compliance, business development, information technology systems, cybersecurity, data privacy and security controls, changing business conditions and initiation of new business lines. The Chief Executive Officer, with the assistance of the other members of the executive leadership team, is responsible for, among other risk management measures:
•implementing measures designed to ensure the highest standard of safety for personnel, information technology systems and data security, the environment and property in performing the Company’s operations;
•obtaining appropriate insurance coverage; and
•evaluating and identifying risk related to the Company’s capital structure in light of a rigorous assessment of its business activities.
The Board has reviewed and evaluated, and expects to routinely review and evaluate, its risk profile to ensure that the measures implemented by management are adequate to execute and implement the Company’s strategic objectives. Issues related to risk are regularly discussed by the Chief Executive Officer and the rest of the executive leadership team with members of the Board both through informal communications, such as email and in-person meetings, and during formal Board meetings. Executive leadership makes a formal presentation to the Board regarding risk management issues at least once per year. Several Board members are familiar with the risks associated with the types of assets managed and owned by the Company and routinely engage in a dialogue with the Chief Executive Officer and appropriate members of executive leadership regarding such risks.
The Audit Committee, together with executive leadership, works to respond to recommendations from internal and external auditors and supervisory authorities regarding the Company’s compliance with internal controls and procedures and other factors that could interfere with the successful implementation of the Company’s strategic plan. The Audit Committee also reviews the adequacy of the Company’s risk management policies and procedures and meets with the Chief Financial Officer, the General Counsel and the Chief Compliance Officer to consider recommendations regarding policies related to risk management. In addition, executive leadership works closely with the General Counsel and the Chief Compliance Officer to facilitate compliance with foreign and domestic laws and regulations.
The ESG Committee, together with executive leadership, works to respond to stakeholder expectations and concerns regarding sustainability and climate-related risks and opportunities.
The Company has established an Enterprise Risk Management Committee and a Compliance Committee to oversee risk management and compliance activities as a means of bringing issues to the attention of senior management. Responsibilities for risk management and compliance are distributed throughout various functional areas of the business.

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The Board believes that executive leadership’s procedures, combined with Board, Audit Committee, ESG Committee, Compliance Committee, and Enterprise Risk Management Committee oversight, enable the Company to properly and comprehensively assess risk from both an enterprise-wide and departmental perspective, thereby managing and observing the most substantive risks at each level within the Company.
Cybersecurity
Under its charter, our Audit Committee, comprised of independent directors from our Board, must conduct at least annual reviews of any emerging cybersecurity developments and threats and the strategies to mitigate cybersecurity risks. Our Audit Committee receives updates from our Enterprise Risk Management Committee at least twice per year and from our Cybersecurity Committee on an annual basis (and as needed).
Our Board reviews cybersecurity opportunities relating to our business strategy, and cybersecurity-related matters are also factored into business continuity planning. Our Board receives updates from our Enterprise Risk Management Committee on an annual basis. The Cybersecurity Committee also delivers periodic updates to our Board on the status of the information security program, including but not limited to relevant cyber threats, roadmap and key initiative plans, and the indemnification and management of information security risks.
Our Cybersecurity Risk Management Model provides for four levels of industry-standard response activities to protect the Company against cyber threats. We leverage a combination of the ISO best practice standards and other global standards, including Control Objectives for Information and Relevant Technology, to measure our security posture and manage risk. In addition, we completed several cybersecurity-related initiatives such as multifactor authentication and the ISO 27001 certification, which is globally recognized as one of the highest standards of compliance and control for information security management systems.
The Company has formalized disaster recovery processes, business continuity procedures and an incident response plan. The IT Cyber Incident Management Team oversees Bristow’s cyber incident response and remains in close contact with our executive leadership team and our Audit Committee throughout the cyber incident resolution process.
For additional information with respect to the Company’s cybersecurity strategy and governance, please see our Annual Report on Form 10-K.
Code of Business Conduct and Ethics
Our Board has adopted a Code of Business Integrity for directors, officers and employees of the Company and a Supplemental Code of Ethics for the Chief Executive Officer, the Chief Financial Officer and other senior financial officers of the Company (collectively, our “Code”). Our Board has also adopted a set of Corporate Governance Guidelines. A copy of each of these documents, along with the charters of each of the committees described above, is available on the Company’s website at www.bristowgroup.com by clicking “Investors,” then “Governance” and then “Governance Documents” and is also available to stockholders in print without charge upon written request to our Corporate Secretary at 3151 Briarpark Drive, Suite 700, Houston, Texas 77042.
Our Code covers topics including, but not limited to, conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, international trade regulations, confidentiality, compliance procedures and employee complaint procedures. Our Board periodically reviews and revises our Code, as it deems appropriate.
We will post information regarding any amendments to, or waivers of, the provisions of our Code applicable to the Chief Executive Officer, the Chief Financial Officer and other senior financial officers of the Company at the website location referred to above. In 2024, no waivers of our Code were granted.

Bristow Group Inc.	23	2025 Proxy Statement

1
PROPOSAL 1
ELECTION OF DIRECTORS
Our Board currently consists of nine directors. The term of office of all of our present directors will expire no later than the day of the Meeting upon the election of their successors. The directors elected at the Meeting will serve until their respective successors are elected and qualified or until their earlier death, resignation, disqualification or removal.
Unless authority to do so is withheld by the stockholder, each proxy executed and returned by a stockholder will be voted for the election of the nominees hereinafter named. Directors having beneficial ownership derived from presently existing voting power of approximately 2.6% of our Common Stock as of the Record Date have indicated that they intend to vote for the election of each of the nominees named below. If any nominee withdraws or for any reason is unable to serve as a director, the persons named in the accompanying proxy either will vote for such other person as our Board may nominate or, if our Board does not so nominate such other person, will not vote for anyone to replace the nominee. Except as described below, our management knows of no reason that would cause any nominee hereinafter named to be unable to serve as a director or to refuse to accept nomination or election.
Vote Required
Directors will be elected by a plurality of the votes of the shares of Common Stock present virtually or represented by proxy at the Meeting and voting on the matter. However, all nominees have submitted an irrevocable letter of resignation conditional on (i) such nominee’s failure to receive a majority of votes cast and (ii) acceptance of such resignation by the Board. If you do not wish your shares to be voted for any particular nominee, please identify any nominee for whom you “withhold authority” to vote on the enclosed proxy card or when voting by Internet or telephone. Withholding of authority to vote for a director nominee will have no effect on the election of directors. Broker non-votes will have no effect on the outcome of the vote.
Recommendation
Our Board unanimously recommends that stockholders vote FOR the election to our Board of each of the nominees named below.
Information Concerning Nominees
Our present Board proposes for election the following nine nominees for director. Each of the nominees named below is currently a director of the Company. All nominees for director are nominated to serve one-year terms until the 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office.

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Director Nominees
We have provided information below about our nominees, including their age, citizenship and business experience for at least the past five years, including service on other boards of directors. We have also included information about each nominee’s specific attributes, experience or skills that led our Board to conclude that he or she should serve as a director on our Board in light of our business and structure. Unless we specifically note below, no corporation or organization referred to below is a subsidiary or other affiliate of Bristow Group Inc.

Christopher S. Bradshaw Age: 48 Nationality: American Board: since 2015	Principal Occupations

BRISTOW GROUP INC.
President and Chief Executive Officer
since June 2020
ERA GROUP INC.
President and Chief Executive Officer
November 2014 – June 2020
Acting Chief Executive Officer
August 2014 – November 2014
Chief Financial Officer
October 2012 – September 2015

U.S. CAPITAL ADVISORS LLC
(independent financial advisory firm
co-founded by Mr. Bradshaw)
Managing Partner and Chief Financial Officer
2009 – 2012
UBS SECURITIES LLC
Energy investment banker
MORGAN STANLEY & CO.
Energy investment banker
PAINEWEBBER INCORPORATED
Energy investment banker

Directorships

	OTHER LEADERSHIP AND SERVICE HeliOffshore since 2014	The National Ocean Industries Association (NOIA) since 2021 Executive Committee
Key Skills and Experience

	Senior Leadership	Aviation or Logistics Management	Finance, Accounting or Legal

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Lorin L. Brass INDEPENDENT Age: 71 Nationality: American Board: since 2020 Compensation: since 2020 ESG: since 2020	Principal Occupations

	ROYAL DUTCH SHELL Senior Advisor of Business Development Director of Global Business Development, Shell International Exploration & Production	SHELL OIL COMPANY Production Superintendent, Gulf of Mexico Coastal Division Engineering Manager, West Coast Division Sr. Manager, Corporate Strategy and Planning
Directorships

PRIVATE COMPANIES Rausch Companies Inc. Chairman, since March 2015

OTHER LEADERSHIP AND SERVICE
Abbey of the Hills
Finance Committee
Chairman of the Governance Committee
since 2018
Brass Family Foundation
Chairman, since 2004
Lennox Area Community Fund
since 2020
Lincoln Conservation District
2008 – 2024; Chairman, 2012 – 2024

MHCH Foundation
since 2006
South Dakota Mines Alumni Association
2018 – 2021; President, 2018 – 2021
South Dakota Mines Foundation
2007 – 2019; Chairman, 2010 – 2017;
member of the Investment Committee
South Dakota Investment Council
2014 – 2019; Chairman, 2018 – 2019

Key Skills and Experience

	Oil and Gas Industry	International Business	Technology/Cybersecurity

Wesley E. Kern INDEPENDENT Age: 58 Nationality: American Board: since 2020 Audit: since 2020 Compensation: since 2020	Principal Occupations

	NEXTRISE FINANCIAL STRATEGIES, LLC President since 2019 IMPROVE ONE, LLC Director since 2019	LOBO LEASING LIMITED Executive Vice President and Chief Financial Officer 2014 – 2018 US POWER GENERATING COMPANY Senior Vice President, Finance Vice President, Mergers and Acquisitions 2006 – 2013
Directorships

	PRIVATE COMPANIES Mile High Labs International, Inc. since 2020	FORMER DIRECTORSHIPS All in Behavioral Health Meridian Solar, Inc.
Key Skills and Experience

	Aviation or Logistics Management	Finance, Accounting or Legal	International Business

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Robert J. Manzo INDEPENDENT Age: 67 Nationality: American Board: since 2020 Audit: since 2022 ESG: since 2020	Principal Occupations

	RJM I, LLC Founder and Managing Member since 2005 FTI CONSULTING, INC. Senior Managing Director 2000 – 2005	POLICANO & MANZO, LLC (financial consulting firm co-founded by Mr. Manzo that was sold to FTI Consulting, Inc. in 2000)
Directorships

	PUBLIC COMPANIES Visteon Corporation Audit Committee Chairman since 2016 Corporate Sustainability and Governance Committee Chairman since 2012 ADVANZ Pharma Corp. 2019 – 2021	PRIVATE COMPANIES Angler Club since 2023 Star Struck LLC since 2010 Ocean Reef Club Chairman, 2019 – 2021
Key Skills and Experience

	Finance, Accounting or Legal	Public Company Governance	Mergers and Acquisitions

G. Mark Mickelson INDEPENDENT Age: 59 Nationality: American Board: since 2020 Chairman: since 2020	Principal Occupations

	MICKELSON & COMPANY, LLC (financial consulting firm founded by Mr. Mickelson) President since 2005	SOUTH DAKOTA HOUSE OF REPRESENTATIVES Speaker, 2017 – 2018 Speaker pro Tempore, 2015 – 2016 Member, 2012 – 2016
Directorships

PRIVATE COMPANIES ISG Audit Committee since 2020 PUBLIC COMPANIES Meta Financial Group, Inc. Audit Committee; Board Loan Committee 1997 – 2006
OTHER LEADERSHIP AND SERVICE
South Dakota Community Foundation
USD Foundation
Sioux Falls Area Chamber of Commerce Board
Sioux Falls Development Foundation
South Dakota Board of Economic Development
Southeast Technical College Advisory Board

Key Skills and Experience

	Finance, Accounting or Legal	Government Affairs/ Contracting	Public Company Governance

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General Maryanne Miller, Ret. INDEPENDENT Age: 66 Nationality: American Board: since 2021 Compensation: since 2021	Principal Occupations

	U.S. AIR FORCE Four-Star General, Retired Commander of Air Mobility Command Commander of the Air Force Reserve	Air Component for U.S. Transportation Command Command pilot (more than 4,800 flying hours in numerous aircraft)
Directorships

	OTHER LEADERSHIP AND SERVICE Leaven Kids Board Vice President; Personnel Committee since 2020 Council for Criminal Justice Member since 2022 Veterans Justice Commission Member since 2022	Board of Trustees for Manhattan College Member 2020 – 2024 New Vista Acquisition Corp. Advisor 2020 – 2023 Freedom Lift Innovations Advisor 2021 – 2023
Key Skills and Experience

	Aviation or Logistics Management	Government Affairs/ Contracting	Technology/Cybersecurity

Christopher Pucillo INDEPENDENT Age: 57 Nationality: American Board: since 2020 Compensation: since 2020 ESG: since 2020	Principal Occupations

	SOLUS ALTERNATIVE ASSET MANAGEMENT LP (asset management firm founded by Mr. Pucillo) Managing Partner and Chief Executive Officer / Chief Investment Officer since 2007	STANFIELD CAPITAL PARTNERS Partner/Head of Hedge Funds 2002 – 2007 Partner/Head of Trading 2000 – 2002 MORGAN STANLEY Head of High Yield Loan Trading 1996 – 2000
Directorships

OTHER LEADERSHIP AND SERVICE Telluride Foundation Visiting Nurse Association Western Golf Association
Key Skills and Experience

	Finance, Accounting or Legal	Strategic Planning	Mergers and Acquisitions

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Shefali Shah INDEPENDENT Age: 53 Nationality: American Board: since 2023 Audit: since 2024	Principal Occupations

AVAYA HOLDINGS CORP.
Chief Administrative Officer
2017 – April 2024
(Avaya Holdings Corp. filed for Chapter 11 bankruptcy protection in February 2023 in order to reorganize and emerged from bankruptcy in May 2023.)
ERA GROUP INC. Senior Vice President, General Counsel and Corporate Secretary 2013 – 2017 COMVERSE TECHNOLOGY, INC. Senior Vice President, General Counsel and Corporate Secretary 2010 – 2013
Directorships

PUBLIC COMPANIES Verint Systems Inc. 2007 – 2013 Ulticom, Inc. 2007 – 2010
Key Skills and Experience

	Aviation or Logistics Management	Finance, Accounting or Legal	Public Company Governance

Brian D. Truelove INDEPENDENT Age: 66 Nationality: American Board: since 2020 Audit: since 2020 ESG: since 2020	Principal Occupations

HESS CORPORATION
Senior Vice President, Global Services
Chief Information Officer (CIO), Chief Technology Officer (CTO) and Head of Supply Chain / Logistics
2011 – 2018
Senior Vice President, Global Offshore Business
Senior Vice President, Global Drilling and Completions
ROYAL DUTCH SHELL Senior Vice President for the Abu Dhabi National Oil Company/NDC on secondment from Shell Head of Global Deepwater Drilling and Completions 1980 – 2011
Directorships

PUBLIC COMPANIES Expro Group Holdings N.V. Audit Committee since 2018 Nominating and Governance Committee Chairman since 2021
Key Skills and Experience

	Oil and Gas Industry	Risk Management	Technology/Cybersecurity

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EXECUTIVE OFFICERS OF THE REGISTRANT
Under our Bylaws, our Board elects our executive officers annually. Each executive officer remains in office until that officer ceases to be an officer or his or her successor is elected. There are no family relationships among any of our executive officers. As of the close of business on April 7, 2025, our executive officers were as follows:

Name	Age	Position Held with Registrant

Christopher S. Bradshaw	48	President and Chief Executive Officer
Alan Corbett	67	Chief Operating Officer, Government Services
Elizabeth Matthews	55	Senior Vice President, General Counsel, Head of Government Affairs, and Corporate Secretary
Stuart Stavley	52	Chief Operating Officer, Offshore Energy Services
Jennifer D. Whalen	51	Senior Vice President, Chief Financial Officer
Christopher S. Bradshaw has served as President and Chief Executive Officer of the Company, currently known as Bristow Group Inc. and previously known as Era Group Inc., since 2014. Mr. Bradshaw has been a Director of the Company since February 2015. He served as Chief Financial Officer of Era Group Inc. from October 2012 to September 2015. From 2009 until 2012, Mr. Bradshaw served as Managing Partner and Chief Financial Officer of U.S. Capital Advisors LLC, an independent financial advisory firm. Prior to co-founding U.S. Capital Advisors LLC, he was an energy investment banker at UBS Securities LLC, Morgan Stanley & Co., and PaineWebber Incorporated. Mr. Bradshaw serves on the board of directors of The National Ocean Industries Association (NOIA) and HeliOffshore. He graduated cum laude from Dartmouth College with a degree in Economics and Government.
Alan Corbett has served as our Chief Operating Officer, Government Services since February 2023. In this role, Mr. Corbett is responsible for overseeing all of the Company’s Government Services activity, including existing operations, new business, and emerging markets for areas such as the Company’s growing market share in the Search and Rescue sector, as well as Airnorth and Humberside airport. Previously, Mr. Corbett served as Senior Vice President, Europe, Africa, Middle East, Asia and Australia and Search and Rescue from June 2020 to February 2023. Mr. Corbett had served in a similar role at Old Bristow from June 2018 to June 2020. He previously served as Old Bristow’s Vice President, EAMEA from June 2017 to June 2018. Before that, he served as Old Bristow’s Region Director of the Europe Caspian Region from April 2015 to June 2017 and Region Director of the Europe Business Unit (EBU) from August 2014 to March 2015. Old Bristow filed for Chapter 11 bankruptcy protection in May 2019 in order to reorganize and emerged from bankruptcy in October 2019. Prior to joining Old Bristow in August 2014, Mr. Corbett worked since 1985 in a number of management positions with Baker Hughes Incorporated, including vice president positions in the Middle East, Asia Pacific and Africa, most recently serving as Vice President, Sub Sahara Africa.

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Elizabeth Matthews has served as our Senior Vice President, General Counsel, Head of Government Affairs, and Corporate Secretary since December 2022. In this role, Ms. Matthews is responsible for legal, compliance, government affairs, insurance, risk management, and contract review and management. Ms. Matthews has over 25 years of legal experience providing counsel across several different industries. Her broad legal expertise includes commercial, corporate, M&A, litigation, intellectual property, and compliance. Previously, she served as the Deputy Managing Director, Executive Vice President and General Counsel at TotalEnergies in the U.S., since 2013. Prior to TotalEnergies, Ms. Matthews spent 11 years in various legal positions at Chevron Corporation, as well as six years in private practice. She graduated cum laude from Yale University with a Bachelor of Arts in Humanities and History and received her Juris Doctor from Harvard Law School.
Stuart Stavley has served as our Chief Operating Officer, Offshore Energy Services since February 2023. In this role, Mr. Stavley has oversight of the Company’s offshore energy operations in all the regions where the Company operates around the world. In addition, Mr. Stavley has global oversight for operational shared services, which includes Safety, Standards, Supply Chain, and Fleet Management functions, among others. Mr. Stavley served as Senior Vice President, Global Fleet Management for the Company from June 2020 to February 2023. He previously served as Senior Vice President, Operations and Fleet Management for Era from 2014 to June 2020. Mr. Stavley served in numerous other positions since joining Era in 1993, including serving as Senior Vice President, Fleet Management from October 2012 to October 2014, as Vice President, Fleet Management from October 2010 to October 2012, as Director of Technical Services from September 2008 to October 2010, as Director of Maintenance from September 2005 to 2008, as Chief Inspector and as Field Aviation Maintenance Technician.
Jennifer D. Whalen has served as our Senior Vice President, Chief Financial Officer since June 2020. In this role, Ms. Whalen is responsible for company accounting, financial reporting, investor relations, strategy and M&A, tax, information technology and other financial aspects of the Company. Previously, she served as the Senior Vice President, Chief Financial Officer of Era since February 2018. Ms. Whalen served as Era’s Vice President and Chief Accounting Officer from August 2013 until her appointment as Vice President, Acting Chief Financial Officer in June 2017. Ms. Whalen joined Era as Controller in April 2012. From August 2007 to March 2012, she served in several capacities at nLIGHT Photonics Corporation, a supplier of high-performance lasers, including as Director of Accounting. Prior to these roles, she served as the Manager of Accounting at InFocus Corporation for over two years. After serving in the U.S. military, Ms. Whalen started her career in public accounting in the assurance practice group at PricewaterhouseCoopers for approximately five years. She received a B.S. in Accounting from Alabama A&M University and a master’s degree in Accounting from the University of Southern California.

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SECURITIES OWNERSHIP
Holdings of Certain Beneficial Owners
The following table shows certain information with respect to beneficial ownership of our Common Stock held by any person known by us to be the beneficial owner of more than five percent of any class of our voting securities:

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent of Class(1)

BlackRock, Inc. 50 Hudson Yards New York, New York 10001	3,810,719(2)	13.3%
South Dakota Investment Council 4009 West 49th Street, Suite 300 Sioux Falls, South Dakota 57106	3,693,665(3)	12.9%
Solus Alternative Asset Management LP 25 Maple Street, 2nd Floor Summit, New Jersey 07901	3,122,653(4)	10.9%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	1,692,232(5)	5.9%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, Texas 78746	1,572,175(6)	5.5%
(1)Percentage of the 28,627,829 shares of Common Stock outstanding as of December 31, 2024.
(2)According to Amendment 2 to its Schedule 13G filed on January 23, 2024 with the Securities and Exchange Commission (the “SEC”), BlackRock, Inc. has sole voting power with respect to 3,766,535 of such shares and sole dispositive power with respect to all of such shares. The Schedule 13G states that iShares Core S&P Small-Cap ETF has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares of Common Stock, and such person’s interest in such shares of Common Stock is more than 5% of the total outstanding shares of Common Stock of the Company. The Schedule 13G indicates that Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd and BlackRock Investment Management, LLC are the beneficial owners of the securities and that BlackRock Fund Advisors owns more than 5% of the Common Stock.
(3)According to Amendment 10 to its Schedule 13D filed on November 7, 2024 with the SEC, South Dakota Investment Council has sole voting and dispositive power with respect to all of such shares. Reflects shares of Common Stock directly held by South Dakota Retirement System, for which South Dakota Investment Council is the investment manager. Matthew L. Clark, in his position as the State Investment Officer, has voting and investment power over the assets and has voting and investment power over such shares.
(4)According to Amendment 5 to its Schedule 13D filed September 4, 2024 with the SEC, as last modified by Form 4 filed on March 25, 2025, Solus Alternative Asset Management LP (“Solus”), Solus GP LLC (“Solus GP”), in its capacity as general partner of Solus, and Christopher Pucillo, in his capacity as managing member of Solus GP, may be deemed to have shared voting and dispositive power with respect to all of such shares. However, these reporting persons expressly disclaim beneficial ownership and membership in a group in these securities and did so in such filings.
(5)According to Amendment 5 to its Schedule 13G filed on February 13, 2024 with the SEC, The Vanguard Group, Inc. has shared voting power with respect to 31,871 of such shares, sole dispositive power with respect to 1,648,082 of such shares and shared dispositive power with respect to 44,150 of such shares.
(6)According to its Schedule 13G filed on October 31, 2024 with the SEC, Dimensional Fund Advisors LP (“Dimensional”) has sole voting power with respect to 1,523,516 of such shares and sole dispositive power with respect to all of such shares. Dimensional is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the

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“Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over shares of Common Stock that are owned by the Funds, and may be deemed to be the beneficial owner of such shares held by the Funds. These shares of Common Stock are owned by the Funds, and Dimensional disclaims beneficial ownership of such shares.
Holdings of Directors, Nominees and Executive Officers
The following table shows how many shares (i) each of our current directors, (ii) each of our Named Executive Officers included in the Summary Compensation Table on page 57 of this Proxy Statement and (iii) all of our current directors and executive officers as a group beneficially owned as of the close of business on April 7, 2025:

Name(1)	Shares Directly and Indirectly Owned as of April 7, 2025(2)	Options Exercisable on or prior to June 6, 2025	Total Shares Beneficially Owned	Percent of Class(3)

Christopher S. Bradshaw	239,760	103,333	343,093	1.2%
Lorin L. Brass	23,688	4,880	28,568	*
Wesley E. Kern	28,115	4,880	32,995	*
Robert J. Manzo	39,088	4,880	43,968	*
Elizabeth Matthews	3,478	—	3,478	*
G. Mark Mickelson	60,770	11,063	71,833	*
General Maryanne Miller, Ret.	14,757	—	14,757	*
Christopher Pucillo(4)	—	—	3,122,653	10.9%
Shefali Shah	—	—	—	*
Stuart Stavley	29,596	10,000	39,596	*
David F. Stepanek	21,531	—	21,531	*
Brian D. Truelove	26,115	4,880	30,995	*
Jennifer D. Whalen	52,639	11,667	64,306	*
All directors and executive officers as a group (13 persons)(5)	573,394	166,235	3,862,282	13.4%
*Represents less than 1%.
(1)The business address of each director and executive officer is 3151 Briarpark Drive, Suite 700, Houston, Texas 77042.
(2)Excludes unvested restricted stock over which the holders do not have voting or dispositive powers.
(3)Percentages of our Common Stock outstanding as of April 7, 2025, adjusted for each Named Executive Officer, executive officer and director to include such Named Executive Officer’s, executive officer’s and director’s total shares beneficially owned as of such date.
(4)Because of his position as the managing member of Solus GP, the general partner of Solus, Mr. Pucillo may be deemed indirect beneficial owner of the 3,122,653 shares of Common Stock held directly or indirectly by certain funds and accounts managed by Solus and/or affiliates thereof (see “Securities Ownership — Holdings of Certain Beneficial Owners”), except to the extent of his pecuniary interest therein. Pursuant to applicable reporting requirements, Mr. Pucillo is reporting indirect beneficial ownership of the entire amount of our shares of Common Stock managed by Solus but he disclaims beneficial ownership of such shares.
(5)Includes Messrs. Bradshaw, Brass, Corbett, Kern, Manzo, Mickelson, Pucillo, Stavley and Truelove, General Miller, Ret., and Mses. Matthews, Shah and Whalen.

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COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) describes our 2024 executive compensation program for the following executive officers as of December 31, 2024 who served in the positions set forth below during 2024 (collectively, the “Named Executive Officers” or “NEOs”):
Our Named Executive Officers

Name	Title

Christopher S. Bradshaw	President and Chief Executive Officer
Elizabeth Matthews	Senior Vice President, General Counsel, Head of Government Affairs, and Corporate Secretary
Stuart Stavley	Chief Operating Officer, Offshore Energy Services
David F. Stepanek	Executive Vice President, Chief Transformation Officer
Jennifer D. Whalen	Senior Vice President, Chief Financial Officer
You should read this section of the Proxy Statement in conjunction with the advisory vote that we are conducting on the compensation of our Named Executive Officers (see “Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation” on page 75 of this Proxy Statement), as it contains information that is relevant to your voting decision.

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Executive Overview
Underpinning the 2024 executive compensation program is a belief held by the Compensation Committee (the “Committee”) that there must be a meaningful link between the compensation paid to our Named Executive Officers and our goal of long-term value creation for our stockholders. This core philosophy is embedded in the following principles that guide all aspects of our executive compensation program:

Emphasis on Pay for Performance	A substantial portion of compensation should be variable, contingent on and directly linked to Company and individual performance.
Attract, Retain and Motivate Talented and Experienced Executives	Total direct compensation should be competitive to attract the best talent to the Company, motivate executives to perform at their highest levels, reward individual contributions that improve the Company’s ability to deliver outstanding performance, and retain those executives with the leadership abilities and skills necessary for building long-term stockholder value.
Balance and Responsibility	The program should balance incentives for delivering outstanding long-term, sustainable performance against the potential to encourage inappropriate risk-taking. Compensation should consider each executive’s responsibility to act at all times in accordance with our Code of Business Integrity and Supplemental Code of Ethics.
Stockholder Alignment	The financial interests of executives should be aligned with the long-term interests of our stockholders through stock-based compensation and performance metrics that correlate with long-term stockholder value.
Executive Compensation Program
A large majority of compensation under the Company’s executive compensation program is performance-based and at-risk and is issued in the form of both annual short-term and long-term incentives. Effective beginning in 2024, 60% of the Company’s long-term incentive program includes pay tied to performance through the use of performance-based stock units (“PSUs”), which may be earned via performance against an absolute financial metric and relative total stockholder return. In addition, the financial metric is weighted 50% in the short-term annual incentive program (the “STIP”), and a minimum financial metric threshold must be achieved prior to the payment of any amounts under the individual strategic goals portion of the STIP.
Other than increasing the proportion of PSUs in the Company’s long-term incentive program from 50% in 2023 to 60% for 2024, the Committee elected to maintain the executive compensation program design for 2024 after considering many factors, including alignment with the Company’s strategy, market practice and trends, and stockholder feedback, including the results of the 2024 say-on-pay vote. In 2024, the say-on-pay proposal was approved by approximately 99% of the votes cast, which the Committee believes affirms stockholder support for the current design of the executive compensation program.

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Elements of Target Total Direct Compensation for 2024
We have three primary elements of compensation: base salary, annual short-term incentives and long-term incentives.

Base Salary	Annual Short-Term Incentive (STI) Cash Award	Long-Term Incentive (LTI) PSUs and Time-Based Restricted Stock Units (“RSUs”)

Provides a competitive level of fixed compensation, which is based upon individual factors such as scope of responsibility, experience, and strategic impact	Variable cash compensation component aligned with near-term objectives, while also supporting our long-term strategic plan	•Variable equity-based compensation component emphasizing long-term Company performance •Aligns executive officer interests with our stockholders’ interests
The Committee believes the metrics listed below are indicators of the financial health of our Company and, therefore, serve the fundamental objective of our executive compensation program.

Short-Term Performance Metrics	Long-Term Performance Metrics (3-year performance periods; 60% PSUs; 40% RSUs)

Safety (25%)	Stock Price Appreciation

Safety is our number one core value and highest operational priority. The safety metric is comprised of two key metrics: (i) air accidents as classified under the industry standard known as International Civil Aviation Organization (“ICAO”), which includes Class A and Class D air accidents; and (ii) personal injury events as measured by lost time incident severity rate (“LTISR”).
Reinforces the importance of price appreciation and is consistent with our compensation philosophy to align with the long-term interests of our stockholders. Both PSUs and RSUs are denominated in shares of Common Stock, directly linking a significant portion of executive officer compensation to stockholder value creation.

STIP Adjusted EBITDA (50%)(1)	Cash Return on Invested Capital (“Cash ROIC”)(2) (50% of PSUs)

Measures operating performance from period to period; excludes certain items that the Committee believes are not representative of the Company’s core operating results.	Measures the efficiency with which we allocate capital resources, taking into account not just the quantity of earnings, but also the quality of earnings and investments that drive long-term value creation.

Strategic (25%)	Relative Total Stockholder Return (“RTSR”) (50% of PSUs)

Measures individual performance for achievement of strategic and operational goals established to support the Company’s strategic priorities. In 2024, the strategic individual goals varied across our functions based on roles and responsibilities, and emphasized the Company’s commitment to safety initiatives; effective transition of significant government services projects; upgrading the aircraft fleet to meet customer demand and boost profitability; sustainability; and new business development.
Measures results through our share price performance as compared to the return of companies in the PHLX Oil Service Index (the “OSX Index”). Payouts will be capped at 100% of target in the event that total stockholder return (“TSR”) is negative, regardless of actual performance. PSUs earned based on our RTSR performance align the pay for our executive officers to the appreciation (or reduction) our stockholders receive in their investment in the Company.
(1)See Appendix A to this Proxy Statement for a reconciliation to the most directly comparable GAAP financial measure.
(2)See Appendix A to this Proxy Statement for the calculation.

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How We Align Pay with Performance
A substantial portion of the compensation for the Named Executive Officers is variable or at risk, with 85% of our Chief Executive Officer’s target compensation variable or at risk and an average of 72% of the other Named Executive Officers’ target direct compensation variable or at risk.

In 2024, the Committee utilized RTSR and Cash ROIC as performance metrics in the long-term incentive portion of the executive compensation program. Each of the RTSR PSUs granted during 2024 (“2024 RTSR PSUs”) and the Cash ROIC PSUs granted during 2024 (“2024 Cash ROIC PSUs” and, together with the 2024 RTSR PSUs, the “2024 PSUs”) has a 30% weighting and will be settled in shares at the end of the three-year period. The other 40% of the long-term incentive program with respect to the Named Executive Officers for 2024 was RSUs with a three-year ratable vesting schedule (the “2024 RSUs”), subject to continued employment with the Company.

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Recent Business Accomplishments
The results below highlight the accomplishment of various strategic priorities in 2024 to advance our vision of leading the world in innovative and sustainable vertical flight solutions.
Key Highlights
•We commenced operations on the approximately €670 million, 10-year contract with the Irish Department of Transport to deliver SAR aviation services on behalf of the Irish Coast Guard (“IRCG”), and we began the transition on the Second-Generation Search and Rescue Aviation (“UKSAR2G”) contract with the Maritime and Coastguard Agency (the “MCA”), an executive agency of the UK Department for Transport.
•We entered into a new long-term equipment financing for up to €100 million at attractive rates to support the Company’s capital commitments related to the IRCG contract.
•We signed an agreement with Leonardo for the purchase of ten AW189 super medium helicopters plus options to purchase an additional ten AW189 helicopters. The new aircraft will offer added flexibility as well as superior operational and environmental performance, including lower CO2 emissions than comparable aircraft types.
•Our continuous commitment to safety, including over 13,000 hours of safety training conducted during 2024, resulted in a 32% decrease in lost workdays compared to the prior year. Tragically, one of our SAR helicopters was involved in an air accident during a training exercise in Norway that resulted in one fatality.
•We engaged in a number of other key projects to support our strategic priorities, as discussed in more detail in the section titled “Total Direct Compensation for Named Executive Officers” on page 49.
Selected Financial Performance Results
Below are several key financial highlights for 2024(1).

Total Revenues	Adjusted EBITDA(2)	Net Debt(2)	Available Liquidity(3)

$1,415	$237	$458	$312
million	million	million	million

Improved Financial Results - Revenues in 2024 were 9% higher than 2023; Adjusted EBITDA increased by 39% compared to the prior year; and operating cash flows were $145 million higher than 2023.

(1)Amounts shown as of December 31, 2024.
(2)See Appendix A to this Proxy Statement for reconciliation of Adjusted EBITDA and Net Debt. Adjusted EBITDA differs from STIP Adjusted EBITDA.
(3)Comprised of $247.5 million in unrestricted cash balances and $64.0 million of remaining availability under the Company’s asset-backed revolving credit facility (the “ABL Facility”).

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How 2024 Performance Affected Incentive Payouts
2024 STIP
Our 2024 short-term compensation results reflect achievement of 177% of the Target performance level for STIP Adjusted EBITDA and achievement of a number of strategic priorities to advance the Company’s vision of leading the world in innovative and sustainable vertical flight solutions. Tragically, one of our SAR helicopters was involved in an air accident during a training exercise in Norway that resulted in one fatality. As a result of the fatality, the safety portion of the STIP for 2024 (the “2024 STIP”) was eliminated.
The table below shows the Company’s performance measured against the pre-established performance goals for the 2024 STIP.

Performance Metric	Actual Result for Applicable Performance Period(1)	Threshold	Target (100%)	Stretch (200%)	Payout (as a % of Target)

2024 STIP
Safety (25%)
ICAO Air Accident(2)	See Page 45 for a Description of the ICAO Air Accident Calculation				0%
LTISR(2)	2.61	5.6	4.5	3.6	0%
STIP Adjusted EBITDA (50%)	$221.9 million	$170.0 million	$195.0 million	$230.0 million	176.8%
Individual Strategic Goals (25%)	98%(3)	Forfeited if $150.0 million of STIP Adjusted EBITDA is not achieved (approximately 88% of the Threshold performance level for the STIP Adjusted EBITDA performance metric).			98%
(1)The performance period for the 2024 STIP was January 1, 2024 to December 31, 2024.
(2)The fatality that occurred in connection with an air accident during a SAR training exercise in Norway resulted in elimination of the complete safety incentive for 2024. See the description of the ICAO Air Accident calculation on page 45.
(3)Average performance level of our NEOs with respect to the applicable Individual Strategic Goals.
PSUs
The table below shows the Company’s performance measured against the pre-established performance goals for PSUs outstanding during 2024. Given the change to our fiscal year end from March 31 to December 31 that occurred in 2022, four awards of PSUs were outstanding during 2024.

Grant Date	Award	Performance Metrics	Vesting Date(1)	Actual	Achievement

June 1, 2021	“FY22 Cash ROIC PSUs”	1-year goals for three separate 12-month periods ended March 31, 2022, 2023 and 2024	5/10/2024	Year 3 of 3: 9.8% for 12 months ended March 31, 2024	Year 3 of 3: 122% (one-third of the FY22 Cash ROIC PSUs)
June 1, 2022	“TYE22 Cash ROIC PSUs”	1-year goals for three separate 12-month periods ended March 31, 2023, 2024 and 2025	6/1/2025	Year 2 of 3: 9.8% for 12 months ended March 31, 2024	Year 2 of 3: 122% (one-third of the TYE22 Cash ROIC PSUs)
March 10, 2023	“2023 Cash ROIC PSUs”	1-year goals for three separate years ended December 31, 2023, 2024 and 2025	3/1/2026	Year 2 of 3: 12.2% for 12 months ended December 31, 2024	Year 2 of 3: 164% (one-third of the 2023 Cash ROIC PSUs)
March 8, 2024	“2024 Cash ROIC PSUs”	1-year goals for three separate years ended December 31, 2024, 2025 and 2026	3/1/2027	Year 1 of 3: 12.2% for 12 months ended December 31, 2024	Year 1 of 3: 164% (one-third of the 2024 Cash ROIC PSUs)
(1)    All PSUs that are earned vest following conclusion of the cumulative performance period, but not later than the date set forth in this column, subject to the NEO’s continued service.

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CEO Pay for Performance Alignment
We evaluated the relative degree of alignment between our CEO’s total compensation (“Pay”) versus our total stockholder returns (“Performance”) over the prior three annualized fiscal years relative to our peer group (see “Executive Compensation Peer Group” on page 43). Total compensation for Mr. Bradshaw and each of the peers for each year includes base salary, non-equity incentive compensation paid, long-term incentives (stock awards and options) granted, and all other compensation as reported in the Summary Compensation Table. RSUs and PSUs are valued using the closing stock price on the date of grant, and options are valued using the Black-Scholes option pricing model, in each case, using the standard valuation methodology of Institutional Shareholder Services.
Given the change to our fiscal year end from March 31 to December 31 that occurred in 2022, in order to offer clarity and provide additional context regarding the decisions made by the Committee when pay levels for our CEO were set in each of the past three fiscal years, the table below provides annualized cash compensation for Mr. Bradshaw in the nine months ended December 31, 2022 (indicated as “TYE22”) and his equity award grant for such period. The total compensation figures below do not match the Summary Compensation Table but provide an alternative representation of what was considered by the Committee when designing our CEO’s compensation in each of the last three fiscal periods.

Year		Period		Salary	Non-Equity Incentive Plan Compensation	Stock Awards(1)	All Other Compensation	Total Compensation

2024		1/1/2024 - 12/31/2024		$784,626	$1,323,738	$3,199,982	$30,354	$5,338,700
2023		1/1/2023 - 12/31/2023		$731,090	$1,284,660	$2,879,987	$28,736	$4,924,473
TYE22	(2)	4/1/2022 - 12/31/2022	(2)	$720,000	$1,241,641	$2,879,997	$25,620	$4,867,258
3-Year Average								$5,043,477
(1)Reflects value using the closing stock price on the date of grant in each respective year as follows: (a) for 2024, 49,941 RSUs and 74,912 PSUs granted on March 8, 2024 at $25.63; (b) for 2023, 61,564 RSUs and 61,565 PSUs granted on March 10, 2023 at $23.39; and (c) for TYE22, 50,332 RSUs and 50,332 PSUs granted on June 1, 2022 at $28.61.
(2)Cash compensation is annualized for the nine-month transition period of TYE22 to reflect a full 12-month period. No amount under the “Stock Awards” column is annualized.

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The graph below shows the comparison of our three-year total stockholder return (“TSR”) and CEO total compensation reflected in the table above relative to that of our peer group. The grey shaded area generally indicates alignment between Pay and Performance. As shown below, there was reasonable alignment between our three-year TSR performance (which is only one perspective used by the Committee in assessing our performance) and the three-year average total compensation for our CEO reflected in the table above relative to that of our peer group companies.
An alternative view is provided below which shows the comparison of our one-year TSR and 2024 CEO total compensation relative to our peer group. The amount of total compensation paid to our CEO during 2024 reflected in the table above ranked below our one-year TSR performance (which is only one perspective used by the Committee in assessing our performance) relative to that of our peer group companies.
(1)    As of April 17, 2025, the following peer group companies had not filed a proxy statement disclosing CEO compensation data for 2024: Air Transport Services Group, Inc.; TETRA Technologies, Inc.; and Tidewater Inc. For each such peer group company, (i) CEO compensation data for 2023, 2022 and 2021 was used for the three-year comparison and (ii) CEO compensation data for 2023 was used for the one-year comparison.

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Executive Compensation Program Best Practices

✓ WHAT WE DO	✓	Engage with large stockholders to discuss matters of interest.

✓
Pay for performance. Place a heavy emphasis on variable pay with approximately 85% of our Chief Executive Officer’s target direct compensation contingent upon financial and operational performance and growth in long-term stockholder value.

	✓	Use performance-based long-term incentive award compensation through PSUs for which value is contingent upon stock price, Company performance, and performance relative to the OSX Index.

	✓	Review target compensation levels relative to an appropriate set of peers annually.

	✓	Reinforce the alignment of stockholders and our executives and directors by requiring significant levels of stock ownership.

	✓	Ensure accountability and manage risk through (i) a robust financial restatement clawback policy applicable to our executive officers in compliance with NYSE requirements and a supplemental policy for all employees, applicable to both cash and equity awards, in the event of a restatement as a result of employee misconduct; (ii) limits on maximum opportunities earned under our annual cash incentive award and PSUs; and (iii) ongoing risk assessments of our program.

	✓	Use relative and absolute performance metrics to determine the payment of future performance awards under the Company’s long-term incentive awards.

	✓	Maintain a Compensation Committee composed entirely of independent directors who are advised by an independent compensation consultant.

X WHAT WE DON’T DO	X	No employment agreements with any of our executive officers.
	X	No pledging or hedging of our Company stock (unless cleared in advance by our Compliance Committee), and no repricing of stock options.
	X	No excise tax gross-ups.
	X	No significant perquisites.
	X	No guarantee of bonuses.

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Factors Considered in Determining Executive Compensation
Compensation Consultant and Management
The Committee sets compensation levels based on the skills, experience and achievements of each Named Executive Officer after taking into account market analysis, input by its independent compensation consultant and the compensation recommendations of our Chief Executive Officer, except with respect to his own compensation. The Committee believes that input from both its independent compensation consultant and our Chief Executive Officer provides useful information and points of views to assist the Committee in determining appropriate target compensation levels.
We are always competing for the best talent with our industry peers and with the broader market. Consequently, the Committee, together with its independent compensation consultant, regularly reviews the market data, pay practices and ranges of specific peer companies to ensure that we continue to offer relevant and competitive executive pay packages. The Committee generally targets compensation to the market median for executive compensation programs.
The Committee retained Mercer (US) LLC (“Mercer”) to serve as its executive compensation consultant for 2024. Prior to engaging Mercer, the Committee evaluated Mercer’s independence from management, taking into consideration all relevant factors, including the six independence factors specified in the NYSE listing rules and applicable SEC requirements. The Committee reviewed the independence of Mercer and concluded that it is independent and that its work for the Committee will not raise any conflicts of interest. The Committee has the sole authority to modify or approve Mercer’s compensation, determine the nature and scope of its services, evaluate its performance, terminate the engagement, and hire a replacement or additional consultant at any time. No other consulting firm made recommendations to the Committee or management on the peer group composition or on the form, amount or design of executive compensation in 2024.
Executive Compensation Peer Group
Our peer group was developed primarily based on industry and size, focusing on similarly sized companies in the oil and gas equipment and services and air transportation sectors. The Committee reviews the peer group on an annual basis.
Our peer group for 2024 included Diamond Offshore Drilling, Inc. and each of the 15 companies listed below in decreasing order of global revenues for the most recently ended fiscal year for each such company. Diamond Offshore Drilling, Inc. was acquired by Noble Corporation plc on September 4, 2024 and, therefore, the 2024 revenue of Diamond Offshore Drilling, Inc. was not publicly available.

Company	Revenue (in millions)	Company	Revenue (in millions)

SkyWest, Inc.	$3,528	Helix Energy Solutions Group, Inc.	$1,359
Kirby Corporation	$3,266	Tidewater Inc.	$1,346
Noble Corporation plc	$3,058	Forum Energy Technologies, Inc.	$816
MRC Global Inc.	$3,011	Oil States International, Inc.	$693
Oceaneering International, Inc.	$2,661	TETRA Technologies, Inc.	$599
Valaris Limited	$2,363	Core Laboratories Inc.	$524
Air Transport Services Group, Inc.	$1,962	NPK International Inc.(1)	$217
Expro Group Holdings N.V.	$1,713
Bristow 2024 Global Revenues			$1,415
Proxy Peer Group Median (excluding Diamond Offshore Drilling, Inc.)			$1,713
(1)    Newpark Resources, Inc. changed its name to NPK International Inc. on December 9, 2024.

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Analysis of Executive Officer Compensation
Overview of the 2024 Executive Compensation Program
The compensation of our Named Executive Officers consists of the following three key components that are described in more detail below: (1) base salary; (2) annual short-term incentive awards; and (3) long-term equity incentive awards.
Base Salary
To attract and retain talented and qualified executives, we provide competitive base salaries, which the Committee generally targets at the market median for executives with similar responsibilities. The Committee considers the competitive market data noted in the section titled “Factors Considered in Determining Executive Compensation” when setting base salary. Salary adjustments are based on the individual’s experience and background, the general movement of salaries in the marketplace, the Company’s financial performance and a qualitative assessment of the individual’s performance by his or her immediate supervisor, or in the case of the Chief Executive Officer, by the Board.
2024 Base Salaries
Based on the Committee’s review of market data for executives with similar responsibilities, the Committee recommended, and the Board approved, a base salary adjustment for Mr. Bradshaw, effective March 1, 2024. No adjustments were made for the other Named Executive Officers, as shown below.

Named Executive Officers	Base Salary Effective March 3, 2023	Base Salary Effective March 1, 2024

Christopher S. Bradshaw	$720,000	$800,000
Elizabeth Matthews	$450,000	$450,000
Stuart Stavley	$415,000	$415,000
David F. Stepanek	$400,000	$400,000
Jennifer D. Whalen	$450,000	$450,000
Short-Term Annual Incentive Program
The Company maintains the STIP to reward select executive officers and other employees for their contributions to the performance of the Company by achieving specific safety and financial metrics and individual strategic goals intended to support the Company’s strategic priorities.
The Committee sets the annual target value of each Named Executive Officer’s short-term incentive award opportunity as a percentage of the executive’s base salary. Generally, the award opportunities for each metric evaluated under the STIP are established at Threshold, Target and Stretch levels. The Stretch level for each metric is capped at 200% of Target, and as a result, the overall potential amount that could be earned is capped at 200% of Target.
The 2024 STIP included three performance metrics: safety, financial (i.e., STIP Adjusted EBITDA) and individual strategic goals aligned with the operational and strategic objectives of the Company’s business. The relative weightings of each performance metric are set forth below. Attainment of 88% of the Threshold performance level for STIP Adjusted EBITDA was required in order for any Named Executive Officer to receive any payment for achievement of the individual strategic goals.

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Overview of Safety Performance (25%)
Safety is our number one core value and highest operational priority. Our safety performance metrics under the 2024 STIP included (i) consolidated air accidents as determined in accordance with the ICAO classification (“ICAO AA”), which is a measure of aircraft accidents that accounts for the severity of any damage or injuries sustained during such events, for the applicable year compared to a preset target; and (ii) personal injury events as measured by an LTISR reflecting the number of lost workdays experienced expressed as a rate per 100 full-time employees. ICAO AA and LTISR each account for 12.5% (together accounting for 25%) of the weighting for the 2024 STIP. Both of these safety performance metrics are measured at the consolidated corporate level. Any fatality results in elimination of the complete safety incentive.
Performance under the ICAO AA performance metric is measured independently on a quarterly basis. As such, during each quarter of 2024, the Named Executive Officers had the opportunity to earn 25% of the total ICAO AA performance metric in the event of zero air accidents during such quarter. The ICAO AA performance metric is subject to a modifier of an additional (i) 50% of the amount earned in the event of one non-fatal air accident during the annual performance period; or (ii) 100% of the amount earned in the event of zero air accidents during the annual performance period. The foregoing modifier is applied at the conclusion of the year.
Tragically, one of our SAR helicopters was involved in an air accident during a training exercise in Norway that resulted in one fatality. As a result of the fatality, the safety portion of the 2024 STIP was eliminated.
Financial Performance/STIP Adjusted EBITDA (50%)
Our financial performance metric for the 2024 STIP was measured by STIP Adjusted EBITDA. STIP Adjusted EBITDA (as defined under the 2024 STIP) was $221.9 million in 2024, compared to the Target level of performance for STIP Adjusted EBITDA under the 2024 STIP of $195.0 million.
Individual Strategic Goals (25%)
Under the 2024 STIP, the Committee, together with the Chief Executive Officer (other than for himself), approved individual strategic goals for each Named Executive Officer aligned with the Company’s strategic priorities. The individual strategic goals of the 2024 STIP link compensation directly to the performance of the Named Executive Officer.

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The Committee carefully evaluated the Company’s performance and each Named Executive Officer’s individual performance as detailed in the section titled “Total Direct Compensation for Named Executive Officers” on page 49. On average, the Named Executive Officers achieved 98% of the individual strategic goals agreed upon by the Committee for 2024.
2024 Performance Results
In February 2025, the Committee, together with the Audit Committee, certified the Company’s performance with respect to the STIP Adjusted EBITDA and safety performance metrics of the 2024 STIP and each Named Executive Officer’s achievement of individual strategic goals. The table below sets forth Threshold, Target, Stretch and actual for the financial and safety performance metrics.

Performance Metric	Actual Result for Applicable Performance Period(1)	Threshold	Target (100%)	Stretch (200%)	Payout (as a % of Target)

2024 STIP
Safety (25%)
ICAO Air Accident(2)	See Above for a Description of the ICAO Air Accident Performance Calculation				0%
LTISR(2)	2.61	5.6	4.5	3.6	0%
STIP Adjusted EBITDA (50%)	$221.9 million	$170.0 million	$195.0 million	$230.0 million	176.8%
Individual Strategic Goals (25%)	98%(3)	Forfeited if $150.0 million of STIP Adjusted EBITDA is not achieved (approximately 88% of the Threshold performance level for the STIP Adjusted EBITDA performance metric).			98%
(1)The performance period for the 2024 STIP was January 1, 2024 to December 31, 2024.
(2)See description above for the calculation of the ICAO Air Accident performance metric in 2024. The fatality that occurred in connection with an air accident during a SAR training exercise in Norway resulted in elimination of the complete safety incentive for 2024.
(3)Average performance level of our NEOs with respect to the applicable Individual Strategic Goals.

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Long-Term Incentive Program
2024 Equity Awards
In 2024, the Committee approved equity awards to the Named Executive Officers comprised of 2024 RSUs (40%), 2024 RTSR PSUs (30%) and 2024 Cash ROIC PSUs (30%).
The aggregate target grant date values of the annual equity awards described above for each Named Executive Officer were as follows:

Named Executive Officer	2024 RSUs	2024 RTSR PSUs	2024 Cash ROIC PSUs

Christopher S. Bradshaw	$1,279,988	$959,997	$959,997
Elizabeth Matthews	$269,986	$202,503	$202,503
Stuart Stavley	$290,490	$217,881	$217,855
David F. Stepanek	$319,991	$239,999	$239,999
Jennifer D. Whalen	$359,999	$270,012	$269,986
RTSR PSUs
The 2024 RTSR PSUs are earned at the conclusion of the three-year performance period beginning on January 1, 2024 and ending on December 31, 2026, subject to the Named Executive Officer’s continued service through the vesting date, and are based on the RTSR attained during the performance period. The 2024 RTSR PSU achievement can range from 0% to 200% of target based on relative performance against companies in the OSX Index. Payouts are generally determined by multiplying the target number of 2024 RTSR PSUs by an adjustment percentage based on the RTSR percentile performance of the Company, as set forth in the following table. No payout will be made if performance is below the 25th percentile. Payouts will be capped at 100% of Target performance level in the event of negative TSR performance, regardless of actual performance.

Performance Level	Percentile Rank Relative to OSX Index	Payout % of Target(1)(2)

Maximum	≥ 75th	200%
Target	50th	100%
Threshold	25th	50%
Below Threshold	< 25th	0%
(1)Payout would be interpolated on a linear basis for performance between levels of achievement.
(2)Payouts would be capped at Target performance level in the event of negative TSR performance, regardless of percentile ranking relative to the OSX Index.

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Cash ROIC PSUs
The Cash ROIC metric will be measured in one-third increments over a three-year period beginning on January 1, 2024 and ending on December 31, 2026 and is designed to focus Named Executive Officers on the efficient use of capital by promoting discipline in capital allocation decisions. See Appendix A for a calculation of Cash ROIC, which is a supplemental measure not calculated in accordance with generally accepted accounting principles in the United States (GAAP).
The Cash ROIC is denominated in PSUs, each of which is equivalent to one share of Common Stock. The percentage of such number of 2024 Cash ROIC PSUs that becomes payable at the end of the performance period depends on the Company’s absolute Cash ROIC during the relevant annual performance periods.
Summary of Outstanding Performance Awards
Each PSU award features a three-year performance period resulting in overlapping awards. The potential payout for each PSU award ranges from 0% to 200%.
(1)The performance of each PSU award will be measured and determined at the end of the performance period, except that Cash ROIC PSUs may be earned in one-third increments based on performance against a one-year Cash ROIC performance goal for the applicable period.
(2)Payout for RTSR PSUs is determined based on the RTSR attained during the applicable three-year performance period, subject to the Named Executive Officer’s continued service through the applicable vesting date.
(3)Payout would be capped at target in the event of negative TSR, regardless of percentile rank relative to the OSX Index.
(4)Certification of the results of each performance metric may impact the vesting date.

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Total Direct Compensation for Named Executive Officers
The following profiles of the Named Executive Officers provide (i) a summary of each Named Executive Officer’s accomplishments in 2024, including as it relates to the 2024 STIP’s Individual Strategic Goals, and (ii) 2024 actual pay mix (2024 base salary, STIP payouts with respect to 2024 and long-term incentives granted in 2024 using the target grant date value).

Christopher S. Bradshaw President and Chief Executive Officer
Selected 2024 Individual Strategic Goals and Performance Highlights
•Oversaw the Company’s continuous focus and commitment to its Target Zero safety culture, which resulted in sustained strong performance of LTISR during 2024;
•Strengthened the Company’s government services offerings with the commencement of SAR services for the IRCG and beginning the transition to UKSAR2G services for the MCA;
•Retained key customer accounts and procured new contracts and ad hoc activity in the offshore energy business that meet or exceed the Company’s financial return objectives;
•Signed an agreement with Leonardo for the purchase of ten AW189 super medium helicopters plus options to purchase an additional ten AW189 helicopters, increasing flexibility and operational and environmental performance;
•Closed a new long-term equipment financing for up to €100 million with National Westminster Bank Plc, a portion of which is guaranteed by UK Export Finance, to support the Company’s capital commitments related to the IRCG contract (the “IRCG Debt”); and
•Continued to develop the Company’s sustainability program.
COMPENSATION DECISIONS
In March 2024, the Committee recommended, and the Board approved, the following compensation actions with respect to Mr. Bradshaw:
•An 11% base salary increase to $800,000 based on the Committee’s review of market data for executives with similar responsibilities; and
•Set the percentage target for long-term incentive compensation at 400% (no change from the prior year), resulting in the issuance of an annual equity award with an aggregate target grant date value of approximately $3.2 million, 60% of which was comprised of 2024 PSUs and 40% of which was 2024 RSUs.
In February 2025, the Committee recommended, and the Board approved, a 2024 STIP payout for Mr. Bradshaw in the amount of $1,323,738, which represented 112% of his target opportunity under the 2024 STIP. In determining the 2024 payout, the Committee and the Board considered Mr. Bradshaw’s 2024 Individual Strategic Goals and Performance Highlights above, each of which corresponded to his Individual Strategic Metrics under the 2024 STIP.

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Elizabeth Matthews Senior Vice President, General Counsel, Head of Government Affairs, and Corporate Secretary
Selected 2024 Individual Strategic Goals and Performance Highlights
•Supported the Company’s commencement of SAR services for the IRCG and beginning the transition to UKSAR2G services for the MCA;
•Supported the Company’s funding of the IRCG Debt and the twelve-year secured equipment financing for an aggregate amount of up to £55 million with a syndicate of banks led by National Westminster Bank Plc (the “UKSAR Debt”), together with the subsequent collateralization of aircraft pledged in connection with both transactions; and
•Led the Company’s government affairs activities with legislative and executive branch representatives to advance the Company’s business initiatives.
COMPENSATION DECISIONS
In March 2024, the Committee recommended, and the Board approved, the following compensation actions with respect to Ms. Matthews:
•Ms. Matthews’s base salary was unchanged for 2024; and
•Set the percentage target for long-term incentive compensation at 150% (no change from the prior year), resulting in the issuance of an annual equity award with an aggregate target grant date value of approximately $675,000, 60% of which was comprised of 2024 PSUs and 40% of which was 2024 RSUs.
In February 2025, the Committee recommended, and the Board approved, a 2024 STIP payout for Ms. Matthews in the amount of $381,038, which represented 113% of her target opportunity under the 2024 STIP. In determining the 2024 payout, the Committee and the Board considered Ms. Matthews’s 2024 Individual Strategic Goals and Performance Highlights above, each of which corresponded to her Individual Strategic Metrics under the 2024 STIP.

Stuart Stavley Chief Operating Officer, Offshore Energy Services
Selected 2024 Individual Strategic Goals and Performance Highlights
•Signed an agreement with Leonardo for the purchase of ten AW189 super medium helicopters plus options to purchase an additional ten AW189 helicopters, together with long-term support and training agreements with respect to the Company’s AW139 and AW189 helicopter fleets;
•Retained key customer accounts and procured new contracts and ad hoc activity in the offshore energy business that meet or exceed the Company’s financial return objectives; and
•Achieved timely implementation of operational efficiencies in Norway and the UK.
COMPENSATION DECISIONS
In March 2024, the Committee recommended, and the Board approved, the following compensation actions with respect to Mr. Stavley:
•Mr. Stavley’s base salary was unchanged for 2024; and
•Set the percentage target for long-term incentive compensation at 175% (no change from the prior year), resulting in the issuance of an annual equity award with an aggregate target grant date value of approximately $726,000, 60% of which was comprised of 2024 PSUs and 40% of which was 2024 RSUs.
In February 2025, the Committee recommended, and the Board approved, a 2024 STIP payout for Mr. Stavley in the amount of $354,514, which represented 114% of his target opportunity under the 2024 STIP. In determining the 2024 payout, the Committee and the Board considered Mr. Stavley’s 2024 Individual Strategic Goals and Performance Highlights above, each of which corresponded to his Individual Strategic Metrics under the 2024 STIP.

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David F. Stepanek Executive Vice President, Chief Transformation Officer
Selected 2024 Individual Strategic Goals and Performance Highlights
•Led the Company’s diversification efforts for AAM, including the announcement of a letter of intent with the Civil Aviation Authority of Norway, Avinor AS and Beta Technologies, Inc. to participate in an International Test Arena for Zero- and Low-Emission Aviation in Norway;
•Developed new business initiatives in the Middle East market; and
•Supported government affairs activities with legislative and executive branch representatives to advance the Company’s business initiatives.
COMPENSATION DECISIONS
In March 2024, the Committee recommended, and the Board approved, the following compensation actions with respect to Mr. Stepanek:
•Mr. Stepanek’s base salary was unchanged for 2024; and
•Set the percentage target for long-term incentive compensation at 200% (no change from the prior year), resulting in the issuance of an annual equity award with an aggregate target grant date value of approximately $800,000, 60% of which was comprised of 2024 PSUs and 40% of which was 2024 RSUs.
In February 2025, the Committee recommended, and the Board approved, a 2024 STIP payout for Mr. Stepanek in the amount of $362,880, which represented 113% of his target opportunity under the 2024 STIP. In determining the 2024 payout, the Committee and the Board considered Mr. Stepanek’s 2024 Individual Strategic Goals and Performance Highlights above, each of which corresponded to his Individual Strategic Metrics under the 2024 STIP.

Jennifer D. Whalen Senior Vice President, Chief Financial Officer
Selected 2024 Individual Strategic Goals and Performance Highlights
•Closed the IRCG Debt at attractive rates and completed the funding of the UKSAR Debt;
•Achieved various efficiencies in the accounting and information technology (IT) functions; and
•Supported development of the Company’s sustainability program.
COMPENSATION DECISIONS
In March 2024, the Committee recommended, and the Board approved, the following additional compensation actions with respect to Ms. Whalen:
•Ms. Whalen’s base salary was unchanged for 2024; and
•Set the percentage target for long-term incentive compensation at 200% (increased from 175% of target in the prior year based on the Committee’s review of market data for executives with similar responsibilities), resulting in the issuance of an annual equity award with an aggregate target grant date value of approximately $900,000, 60% of which was comprised of 2024 PSUs and 40% of which was 2024 RSUs.
In February 2025, the Committee recommended, and the Board approved, a 2024 STIP payout for Ms. Whalen in the amount of $410,940, which represented 114% of her target opportunity under the 2024 STIP. In determining the 2024 payout, the Committee and the Board considered Ms. Whalen’s 2024 Individual Strategic Goals and Performance Highlights above, each of which corresponded to her Individual Strategic Metrics under the 2024 STIP.

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Other Compensation Components
Perquisites
We generally do not provide perquisites to the Named Executive Officers that are different from the perquisites available to all of the Company’s employees broadly. In May 2022, the Committee recommended, and the Board approved, a new health and wellness program for our Named Executive Officers (the “NEO Wellness Program”). Under the NEO Wellness Program, Named Executive Officers are eligible to receive a comprehensive wellness examination through an approved provider. These wellness visits promote employee well-being and enable the Named Executive Officers to take appropriate steps in the event of illness or a medical condition that may impact his or her ability to perform his or her duties.
For additional information regarding perquisites, see “Director and Executive Officer Compensation – Summary Compensation Table.”
Employment Agreements and Change in Control and Severance Arrangements
The Committee does not believe fixed-term executive employment agreements that guarantee minimum levels of compensation over multiple years enhance stockholder value. Accordingly, none of our Named Executive Officers has an employment agreement.
The Company provides the Named Executive Officers with certain severance benefits, including severance payment(s) in connection with a change in control. The Committee believes that providing severance benefits is necessary to attract and retain the talent key to the Company’s long-term success. Further, the Committee believes that providing severance payment(s) in connection with a change in control establishes a sense of stability in the event of transactions that may create uncertainty regarding future employment and maximizes stockholder value by encouraging the Named Executive Officers to objectively review any proposed transaction to determine whether such proposal is in the best interest of our stockholders, irrespective of whether or not the Named Executive Officer will continue to be employed post-transaction.
Change in Control and Severance Arrangements
Equity Incentive Plans
Pursuant to the terms of the applicable award agreements, all or a portion of PSUs, stock options, restricted stock and RSUs granted under the Company’s 2021 Equity Incentive Plan, the Era Group Inc. 2012 Share Incentive Plan and the Bristow Group Inc. 2019 Management Incentive Plan vest upon the death, qualified retirement, termination without “cause” of the employee or the employee’s resignation for “good reason”, or upon the occurrence of a change in control of the Company. However, unvested awards are generally forfeited if the employee is terminated with “cause” or resigns without “good reason.”
Severance Plan
The Board approved, at the Committee’s recommendation, the Bristow Group Inc. Senior Executive Severance Plan effective as of October 20, 2022 (our “Severance Plan”; unless otherwise defined in this Proxy Statement, each capitalized term in the remainder of this section titled “Severance Plan” and the section titled “Potential Payments upon Termination or in Connection with a Change in Control” on page 65 shall have the meaning set forth in our Severance Plan), which provides severance benefits to certain key employees, who are categorized into tiers. Mr. Bradshaw is a Tier 1 participant and each of our other Named Executive Officers is a Tier 2 participant under our Severance Plan.

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Our Severance Plan provides participants with the following severance benefits in the event of any termination by the Company without Cause or by the participant for Good Reason (each, a “Qualifying Termination”) not in connection with a Change in Control of the Company: (i) either two times (Tier 1 participant) or one times (Tier 2 participant) Base Salary, payable over either 24 months (Tier 1 participant) or 12 months (Tier 2 participant) post-termination; (ii) pro-rata Target Annual Bonus for the year in which termination occurs; (iii) subsidized COBRA coverage for up to 18 months post-termination (provided that such coverage will cease upon the earlier of (a) the participant becoming ineligible for COBRA coverage and (b) the participant becoming eligible for healthcare benefits through a subsequent employer); and (iv) outplacement services not to exceed the earlier of (a) 24 months post-termination and (b) the date on which a participant accepts an offer of full-time employment from a subsequent employer, in each case such outplacement services not to exceed $25,000.
Our Severance Plan provides participants with the following severance benefits for a Qualifying Termination that occurs during any period that begins with a Potential Change in Control and ends 24 months following a Change in Control of the Company (the “Change in Control Protection Period”): (i) a lump sum payment equal to the sum of (a) either three times (Tier 1 participant) or 1.5 times (Tier 2 participant) the sum of Base Salary and Target Annual Bonus and (b) an amount equal to the cost of COBRA coverage for 18 months post-termination; (ii) pro-rata Target Annual Bonus for the year in which termination occurs; and (iii) outplacement services for either 24 months post-termination (Tier 2 participants) or until the end of the second calendar year following the calendar year in which a Qualifying Termination occurs (Tier 1 participants), in each case such outplacement services not to exceed $25,000 and not to extend past the date on which a participant accepts an offer of full-time employment from a subsequent employer.
Our Severance Plan also subjects participants to restrictive covenants as a condition of participating therein, with such covenants consisting of the following: (i) non-solicitation and non-compete for (a) 12 months following a Qualifying Termination not in connection with a Change in Control or (b) either 24 months (Tier 1 participant) or 18 months (Tier 2 participant) following a Qualifying Termination during the Change in Control Protection Period and (ii) perpetual confidentiality and non-disparagement provisions.
Other Benefits
Executive officers are eligible to participate, with other employees, in various employee benefit plans, including paid time off, medical, dental and disability insurance plans and a 401(k) plan. The Committee exercises no discretion over this participation.

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Executive Compensation Program Governance
Risk Management
The Committee carefully considers the relationship between risk and our overall compensation policies, programs and practices for Named Executive Officers and other employees. The Committee continually monitors the Company’s general compensation practices, specifically the design, administration and assessment of the Company’s incentive plans, to identify any components, measurement factors or potential outcomes that might create an incentive for excessive risk-taking detrimental to the Company.
The Committee does not believe that the Company’s compensation plans and policies create risks that are reasonably likely to have material adverse effect on the Company. The foregoing conclusion is based upon the risk mitigation factors outlined below, together with the general design of the executive compensation program, which utilizes a mix of pay elements (base salary, STIP, PSUs, and RSUs) and long-term compensation plans that balance risk through the delayed payment of long-term awards. Multiple performance measures are included in the executive compensation program, and maximum caps are in place for incentive compensation. Further, the Committee has the ability to apply negative discretion.
Stock Ownership Guidelines and Ongoing Holding Requirements for Officers
Our Board has adopted Stock Ownership Guidelines for officers at the Vice President level or higher. Each officer subject to the Stock Ownership Guidelines is expected to hold or have held Company stock, including unvested time-based restricted stock or unvested RSUs, with a value equal to a multiple of their base salary as follows:
Officer Share Ownership Guidelines

Officers	Holding Requirement

CEO	5x annual base salary
Executive Vice President	3x annual base salary
Chief Operating Officer	2x annual base salary
Senior Vice President	2x annual base salary
Vice President	1x annual base salary
An officer who does not meet the minimum holding requirement may not sell any shares of our Common Stock until he or she meets the holding requirement and would continue to meet the holding requirement following any such sale. Unvested performance-based stock awards and PSUs do not count toward satisfaction of the Stock Ownership Guidelines. Officers subject to the Stock Ownership Guidelines are expected to comply within five years from the later of the initial effective date of the guidelines (June 1, 2021) or the date the individual is named to a participating position (or a higher holding requirement, if applicable). All of the Named Executive Officers have met the holding requirement.
The Stock Ownership Guidelines effectively require that our officers subject to the coming years’ requirements hold as a group approximately $10.7 million of Company stock, including unvested time-based restricted stock and unvested RSUs.
Clawback Policy
Effective as of October 2, 2023, at the Committee’s recommendation, the Board adopted a policy of recoupment of compensation in certain circumstances that applies to each executive officer of the Company. The policy requires the Company to recover certain excess benefits received under incentive-based awards in the event the Company issues a restatement of its financial statements due to its material noncompliance with financial reporting requirements under U.S.

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securities laws, regardless of whether the executive officer engaged in misconduct or otherwise caused or contributed to the requirement for the restatement. The policy complies with (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and (ii) NYSE listing rules. The Company also maintains a supplemental clawback policy that authorizes the Company to recover certain excess benefits received, both cash and equity, in the event that the Company issues a restatement of its financial statements in connection with employee misconduct.
Insider Trading Policy
The Company has adopted an Insider Trading Policy governing the purchase, sale and other dispositions of the Company’s securities by our directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations and any NYSE listing standards applicable to us. Our Insider Trading Policy prohibits our directors and employees and employees of our consolidated entities, together with their family members and controlled entities (collectively, “Insiders”), from buying or selling Company securities when in possession of material nonpublic information concerning the Company and during other blackout periods. Any sale or purchase of common stock by directors, executive officers, and all other senior leaders must be made during pre-established periods. Directors and executive officers must also receive pre-clearance from the Compliance Committee prior to any sale, purchase or making of a bona fide gift (as established under the Insider Trading Policy) and prior to entering into or modifying a Rule 10b5-1 Plan. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable NYSE listing standards.
Hedging and Pledging Policies
Pursuant to our Insider Trading Policy, Insiders are prohibited from holding any Company stock in a margin account or engaging in any transaction that would have the effect of hedging the economic risk of ownership of their Company stock, unless such transactions are cleared in advance by the Compliance Committee. Insiders may only pledge Company stock if (i) such pledged stock represents less than 30% of the Company’s stock held by such Insider, (ii) such pledged Company stock represents less than 5% of the outstanding Company stock and (iii) such pledges are approved in advance by the Compliance Committee. Insiders are not permitted to hold Company stock in margin accounts. No such hedging or pledging has been approved by the Compliance Committee.
Policies and Practices Related to the Grant of Certain Equity Awards
Since 2021, the Compensation Committee has not used annual awards of stock options as an element of employee compensation for our executive officers and other employees. We therefore (i) do not grant, and have not granted, stock options in anticipation of the release of material nonpublic information, (ii) do not time, and have not timed, the release of material nonpublic information based on stock option grant dates or for the purpose of affecting the value of executive compensation and (iii) do not take, and have not taken, material nonpublic information into account when determining the timing and terms of stock options. As stock options are not an element of employee compensation, we do not have a formal policy with respect to the timing of stock option grants, and we did not grant stock options or stock appreciation rights in 2024.
Tax Consideration for Pay
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation paid to the Chief Executive Officer and other covered officers to $1 million in any taxable year. Thus, while an exception exists for certain arrangements in place as of November 2, 2017, we generally will not be able to take a deduction for any compensation paid to our Named Executive Officers in excess of $1 million. While the Committee considers this limitation on tax deductibility, its decisions regarding executive compensation are determined based on the philosophy and factors described in this CD&A.

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COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2025 Annual Meeting of Stockholders and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2024.
Respectfully submitted,
The Compensation Committee
Wesley E. Kern, Chair
Lorin L. Brass
General Maryanne Miller, Ret.
Christopher A. Pucillo

The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference therein, and shall not otherwise be deemed filed under those Acts.

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DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
Summary Compensation Table
The following table provides information about the compensation of each of our Named Executive Officers for the twelve months ended December 31, 2024 and December 31, 2023, the nine months ended December 31, 2022 (“Transition Year Ended 2022”, indicated as “TYE22”), and the twelve months ended March 31, 2022 (indicated as “FY22”).

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)

Christopher S. Bradshaw President and Chief Executive Officer	2024	784,626	—	3,410,111	—	1,323,738	30,354	5,548,829
	2023	731,090	—	3,047,755	—	1,284,660	28,736	5,092,241
	TYE22	542,466	—	3,077,047	—	931,231	19,215	4,569,959
	FY22	720,000	—	2,660,921	—	1,015,875	19,011	4,415,807
Elizabeth Matthews(4) Senior Vice President, General Counsel, Head of Government Affairs, and Corporate Secretary	2024	450,000	—	719,316	—	381,038	27,208	1,577,562
Stuart Stavley(5) Chief Operating Officer, Offshore Energy Services	2024	415,000	—	773,917	—	354,514	26,879	1,570,310
	2023	411,886	—	1,332,744	—	373,982	25,798	2,144,410
David F. Stepanek Executive Vice President, Chief Transformation Officer	2024	400,000	—	852,521	—	362,880	26,738	1,642,139
	2023	406,159	—	846,588	—	383,040	25,728	1,661,515
	TYE22	301,370	—	854,725	—	275,920	19,623	1,451,638
	FY22	400,000	—	844,744	—	302,600	18,661	1,566,005
Jennifer D. Whalen Senior Vice President, Chief Financial Officer	2024	450,000	—	959,099	—	410,940	27,208	1,847,247
	2023	452,780	—	833,367	—	400,987	26,162	1,713,296
	TYE22	318,959	—	689,114	—	272,576	19,786	1,300,435
	FY22	400,000	—	633,556	—	276,188	23,804	1,333,548
(1)The amount shown is the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. A discussion of the policies used in the calculation of grant date fair values is set forth in Note 13 to the consolidated financial statements of our Annual Report on Form 10-K for the year ended December 31, 2024. The amounts shown may not correspond to the actual value that will be recognized by the NEO. For 2024, the aggregate grant date fair value

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of the 2024 RTSR PSUs and 2024 Cash ROIC PSUs, assuming maximum performance, would have been as follows: Mr. Bradshaw: $4,260,246; Ms. Matthews: $898,659; Mr. Stavley: $966,852; Mr. Stepanek: $1,065,062; and Ms. Whalen: $1,198,200.
(2)For 2024, represents amounts paid by the Company under the 2024 STIP based on the achievement of certain Company performance measures during 2024. For additional information, please see “Compensation Discussion and Analysis — Analysis of Executive Officer Compensation — Short-Term Annual Incentive Program” above.
(3)Includes for 2024:

	Mr. Bradshaw	Ms. Matthews	Mr. Stavley	Mr. Stepanek	Ms. Whalen

Company 401(k) Contribution	$20,700	$20,700	$20,700	$20,700	$20,700
Company Paid Life and Disability Insurance	$9,654	$6,508	$6,179	$6,038	$6,508
Total	$30,354	$27,208	$26,879	$26,738	$27,208
(4)Ms. Matthews was not an NEO prior to 2024 and, therefore, her compensation is not disclosed for any prior periods.
(5)Mr. Stavley was not an NEO prior to 2023 and, therefore, his compensation is not disclosed for any prior periods.

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Grants of Plan-Based Awards
The following table sets forth information concerning grants of awards to each of our Named Executive Officers under the 2024 STIP and the long-term incentive program during 2024:
Grants of Plan-Based Awards for 2024

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(1) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mr. Bradshaw	March 8, 2024(2)	375,000	1,200,000	2,400,000	—	—	—	—	—
	March 8, 2024(3)	—	—	—	—	—	—	49,941	1,279,988
	March 8, 2024(4)	—	—	—	18,728	37,456	74,912	—	959,997
	March 8, 2024(5)	—	—	—	18,728	37,456	74,912	—	1,170,125
Ms. Matthews	March 8, 2024(2)	105,469	337,500	675,000	—	—	—	—	—
	March 8, 2024(3)	—	—	—	—	—	—	10,534	269,986
	March 8, 2024(4)	—	—	—	3,950	7,901	15,802	—	202,503
	March 8, 2024(5)	—	—	—	3,950	7,901	15,802	—	246,827
Mr. Stavley	March 8, 2024(2)	97,266	311,250	622,500	—	—	—	—	—
	March 8, 2024(3)	—	—	—	—	—	—	11,334	290,490
	March 8, 2024(4)	—	—	—	4,250	8,500	17,000	—	217,855
	March 8, 2024(5)	—	—	—	4,250	8,501	17,002	—	265,571
Mr. Stepanek	March 8, 2024(2)	100,000	320,000	640,000	—	—	—	—	—
	March 8, 2024(3)	—	—	—	—	—	—	12,485	319,991
	March 8, 2024(4)	—	—	—	4,682	9,364	18,728	—	239,999
	March 8, 2024(5)	—	—	—	4,682	9,364	18,728	—	292,531
Ms. Whalen	March 8, 2024(2)	112,500	360,000	720,000	—	—	—	—	—
	March 8, 2024(3)	—	—	—	—	—	—	14,046	359,999
	March 8, 2024(4)	—	—	—	5,267	10,534	21,068	—	269,986
	March 8, 2024(5)	—	—	—	5,267	10,535	21,070	—	329,113
(1)These amounts represent the grant date fair value of the 2024 RSUs, the 2024 RTSR PSUs and the 2024 Cash ROIC PSUs granted to each NEO during 2024, in each case, as computed in accordance with FASB ASC Topic 718. A discussion of the policies used in the calculation of grant date fair values is set forth in Note 13 to the consolidated financial statements of our Annual Report on Form 10-K for the year ended December 31, 2024. The amounts shown may not correspond to the actual value that will be recognized by the NEO.

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(2)Represents the amounts of annual cash incentive that may have become payable to each NEO for performance under the 2024 STIP at Threshold, Target and Stretch performance levels.
(3)The 2024 RSUs granted to each NEO on March 8, 2024 with a three-year ratable vesting schedule.
(4)The 2024 Cash ROIC PSUs may be earned in one-third increments based on performance against a one-year Cash ROIC performance goal for each of the period from January 1, 2024 through December 31, 2024, the period from January 1, 2025 through December 31, 2025 and the period from January 1, 2026 through December 31, 2026. All earned 2024 Cash ROIC PSUs vest following the conclusion of the three-year performance period, but not later than March 1, 2027, subject to the NEO’s continued service through the vesting date.
(5)The 2024 RTSR PSUs vest following the conclusion of the three-year performance period, but not later than March 1, 2027, subject to the NEO’s continued service through the vesting date, and are based on the RTSR attained during the performance period.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
The Committee does not believe fixed-term executive employment contracts that guarantee minimum levels of compensation over multiple years enhance stockholder value. None of our Named Executive Officers has an employment agreement.
For a discussion of the compensation elements provided to our Named Executive Officers, including base salary, STIP awards and long-term incentive awards, see “Analysis of Executive Officer Compensation” in the Compensation Discussion and Analysis.

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Outstanding Equity Awards at Year-End
The following table sets forth information concerning unexercised stock options and unvested restricted stock units of each of our Named Executive Officers:
Outstanding Equity Awards at Year-End – December 31, 2024

Name			Option Awards				Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)

Mr. Bradshaw	3/19/15	(2)	20,000	—	63.78	3/19/25	—	—	—	—
	6/17/20	(2)	83,333	—	15.76	6/12/30	—	—	—	—
	6/1/22	(3)	—	—	—	—	16,777	575,451	—	—
	6/1/22	(4)	—	—	—	—	15,266	523,624	8,390	287,777
	6/1/22	(4)	—	—	—	—	—	—	50,332	1,726,388
	3/10/23	(5)	—	—	—	—	46,173	1,583,734	—	—
	3/10/23	(4)	—	—	—	—	30,780	1,055,754	10,262	351,987
	3/10/23	(4)	—	—	—	—	—	—	61,566	2,111,714
	3/8/24	(3)	—	—	—	—	49,941	1,712,976	—	—
	3/8/24	(4)	—	—	—	—	20,474	702,258	24,972	856,540
	3/8/24	(4)	—	—	—	—	—	—	74,912	2,569,482
Ms. Matthews	3/10/23	(5)	—	—	—	—	9,620	329,966	—	—
	3/10/23	(4)	—	—	—	—	7,212	247,372	2,406	82,526
	3/10/23	(4)	—	—	—	—	—	—	14,430	494,949
	3/8/24	(3)	—	—	—	—	10,534	361,316	—	—
	3/8/24	(4)	—	—	—	—	4,318	148,107	5,268	180,692
	3/8/24	(4)	—	—	—	—	—	—	15,802	542,009

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Name			Option Awards				Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)

Mr. Stavley	6/17/20	(2)	10,000	—	15.76	6/12/30	—	—	—	—
	6/1/22	(3)	—	—	—	—	3,058	104,889	—	—
	6/1/22	(4)	—	—	—	—	2,782	95,423	1,530	52,479
	6/1/22	(4)	—	—	—	—	—	—	9,174	314,668
	2/9/23	(6)	—	—	—	—	20,000	686,000	—	—
	3/10/23	(5)	—	—	—	—	11,643	399,355	—	—
	3/10/23	(4)	—	—	—	—	7,761	266,202	2,588	88,768
	3/10/23	(4)	—	—	—	—	—	—	15,526	532,542
	3/8/24	(3)	—	—	—	—	11,334	388,756	—	—
	3/8/24	(4)	—	—	—	—	4,646	159,358	5,667	194,378
	3/8/24	(4)	—	—	—	—	—	—	17,002	583,169
Mr. Stepanek	6/1/22	(3)	—	—	—	—	4,660	159,838	—	—
	6/1/22	(4)	—	—	—	—	4,241	145,466	2,331	79,953
	6/1/22	(4)	—	—	—	—	—	—	13,980	479,514
	3/10/23	(5)	—	—	—	—	12,826	439,932	—	—
	3/10/23	(4)	—	—	—	—	8,550	293,265	2,850	97,755
	3/10/23	(4)	—	—	—	—	—	—	17,102	586,599
	3/8/24	(3)	—	—	—	—	12,485	428,236	—	—
	3/8/24	(4)	—	—	—	—	5,118	175,547	6,243	214,135
	3/8/24	(4)	—	—	—	—	—	—	18,728	642,370
Ms. Whalen	9/16/20	(2)	11,667	—	24.54	6/12/30	—	—	—	—
	6/1/22	(3)	—	—	—	—	3,757	128,865	—	—
	6/1/22	(4)	—	—	—	—	3,418	117,237	1,880	64,484
	6/1/22	(4)	—	—	—	—	—	—	11,272	386,630
	3/10/23	(5)	—	—	—	—	12,626	433,072	—	—
	3/10/23	(4)	—	—	—	—	8,415	288,635	2,807	96,280
	3/10/23	(4)	—	—	—	—	—	—	16,834	577,406
	3/8/24	(3)	—	—	—	—	14,046	481,778	—	—
	3/8/24	(4)	—	—	—	—	5,756	197,431	7,024	240,923
	3/8/24	(4)	—	—	—	—	—	—	21,070	722,701
(1)Calculated by multiplying the number of shares or units of stock that have not vested by the closing price of the Common Stock as reported on the NYSE on December 31, 2024 of $34.30.

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(2)Options granted on March 19, 2015, June 17, 2020 or September 16, 2020, as applicable, that are fully exercisable.
(3)Restricted Stock Units granted on June 1, 2022 or March 8, 2024, as applicable, with a three-year ratable vesting schedule.
(4)PSUs granted on June 1, 2022 or March 10, 2023, as applicable, reflecting 50% of the grant date target value split evenly between PSUs earned based on RTSR and Cash ROIC, and PSUs granted on March 8, 2024 reflecting 60% of the grant date target value split evenly between PSUs earned based on RTSR and Cash ROIC. The RTSR PSUs are earned over a three-year performance period and vest within 60 days following the conclusion of the applicable three-year performance period, subject to the NEO’s continued service through the vesting date, and are reported in the table at the Maximum level of performance, which is the next higher performance level that exceeds performance for the interim portion of the performance period measured as of December 31, 2024. The Cash ROIC PSUs are earned in annual one-third increments over a three-year performance period. The earned Cash ROIC PSUs vest within 60 days following the conclusion of the applicable three-year performance period, subject to the NEO’s continued service through the vesting date. The Cash ROIC PSUs that have been earned for measurement periods ending on or prior to December 31, 2024 are reported in the “Number of Shares or Units of Stock That Have Not Vested” column, as these Cash ROIC PSUs have been deemed earned but remain subject to the NEO’s continued service. The Cash ROIC PSUs that may be earned for measurement periods ending January 1, 2025 or later are reported in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column and are reported at the Target level of performance.
(5)Restricted Stock Units granted on March 10, 2023 with a three-year vesting schedule, comprised of 25% in each of the first and second years and 50% in the third year.
(6)Restricted Stock Units granted on February 9, 2023 in connection with Mr. Stavley’s appointment as Chief Operating Officer, Offshore Energy Services. The RSUs cliff vest at the third anniversary of the grant date, subject to Mr. Stavley’s continued service through the vesting date.

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Option Exercises and Stock Vested
The following table sets forth information concerning exercises of stock options and vesting of restricted stock of each of our Named Executive Officers during 2024:
Option Exercises and Stock Vested – 2024

Name	Option Awards		Stock Awards(1)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Mr. Bradshaw	—	—	77,866	2,579,430
Ms. Matthews	—	—	4,809	123,255
Mr. Stavley	—	—	16,460	538,992
Mr. Stepanek	16,667	285,949	23,444	779,350
Ms. Whalen	—	—	18,847	619,606
(1)Dollar values are calculated by multiplying the number of shares vested by the closing price of our common stock on the NYSE on the vesting date. Shares vested on various dates throughout the year. The value listed represents the aggregate value of all shares that vested for each NEO in 2024. In each case, the number of shares acquired at vesting and the value realized at vesting do not reflect any reduction in vested shares or value realized associated with the withholding, sale or cancellation of shares to cover associated tax liability.

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Potential Payments upon Termination or in Connection with a Change in Control
The Committee believes that the severance benefits offered to eligible employees, including the Named Executive Officers, pursuant to our Severance Plan (as discussed in “Change in Control and Severance Arrangements” above) are reasonable given their positions and the service they render for the Company.
If any of Messrs. Bradshaw, Stavley or Stepanek’s or Mses. Matthews or Whalen’s employment had been terminated by a Qualifying Termination on December 31, 2024 not in connection with a Change in Control of the Company, subject to the Named Executive Officer’s execution and non-revocation of claims and continued compliance with the restrictive covenants described below, he or she would have been entitled to (i) either two times (in the case of Mr. Bradshaw) or one times (in the case of all other Named Executive Officers) Base Salary, payable over either 24 months (in the case of Mr. Bradshaw) or 12 months (in the case of all other Named Executive Officers) post-termination; (ii) pro-rata Target Annual Bonus for 2024; (iii) subsidized COBRA coverage for up to 18 months post-termination; and (iv) outplacement services not to exceed $25,000.
Our Severance Plan also subjects participants to restrictive covenants as a condition of participating therein, with such covenants consisting of the following: (i) non-solicitation and non-compete for (a) 12 months following a Qualifying Termination not in connection with a Change in Control or (b) either 24 months (Tier 1 participant) or 18 months (Tier 2 participant) following a Qualifying Termination during the Change in Control Protection Period and (ii) perpetual confidentiality and non-disparagement.
Pursuant to the terms of the applicable award agreements, PSUs, stock options, restricted stock and restricted stock units granted under the Company’s 2021 Equity Incentive Plan, the Era Group Inc. 2012 Share Incentive Plan and the Bristow Group Inc. 2019 Management Incentive Plan vest upon the death, qualified retirement, termination without “cause” of the employee or the employee’s resignation for “good cause”, or upon the occurrence of a change in control of the Company. However, unvested awards are generally forfeited if the employee is terminated with “cause” or resigns without “good reason.”
The amounts set forth below are the amounts that our Named Executive Officers would have been paid pursuant to a Qualifying Termination not in connection with a Change in Control event on December 31, 2024.

Name	Salary Multiple(1) ($)	Target Annual Bonus (Pro-rated)(2) ($)	Vesting of Equity Awards(3) ($)	Extended Health and other Benefits(4) ($)	Total ($)

Mr. Bradshaw	1,600,000	1,200,000	5,357,198	61,717	8,218,915
Ms. Matthews	450,000	337,500	825,594	39,921	1,653,015
Mr. Stavley	415,000	311,250	1,490,323	68,364	2,284,937
Mr. Stepanek	400,000	320,000	1,448,428	68,720	2,237,148
Ms. Whalen	450,000	360,000	1,383,555	51,825	2,245,380
(1)Assumes the salary in effect on December 31, 2024.
(2)Each NEO will be eligible for his or her Target Annual Bonus, multiplied by a fraction, the numerator of which is the number of days such NEO was employed during 2024 and the denominator of which is 366.
(3)Assumes that the triggering event took place on December 31, 2024, and a price per share of $34.30, the closing market price of our common stock as of December 31, 2024, the final trading day of 2024.
(4)Varies according to individual choice of medical plan. Accordingly, the amount shown assumes an employee choice which would result in the largest amount for which the Company would be responsible, including outplacement services.

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Additionally, if any of Messrs. Bradshaw, Stavley or Stepanek’s or Mses. Matthews or Whalen’s employment had been terminated by a Qualifying Termination on December 31, 2024 during a Change in Control Protection Period, subject to the Named Executive Officer’s execution and non-revocation of a general release of claims and continued compliance with the restrictive covenants above, he or she would have been entitled to (i) a lump sum payment equal to the sum of (a) either three times (in the case of Mr. Bradshaw) or 1.5 times (in the case of all other Named Executive Officers) the sum of Base Salary and Target Annual Bonus and (b) an amount equal to the cost of COBRA coverage for 18 months post-termination; (ii) pro-rata Target Annual Bonus for 2024; (iii) a lump sum cash payment equal to COBRA premiums for 18 months post-termination; and (iv) outplacement services not to exceed $25,000.
The amounts set forth below are the amounts that our Named Executive Officers would have been paid if their employment had been terminated by a Qualifying Termination on December 31, 2024 during a Change in Control Protection Period.

Name	Salary Multiple(1) ($)	Target Annual Bonus Multiple(2) ($)	Target Annual Bonus (Pro-rated)(3) ($)	Vesting of Equity Awards(4) ($)	Extended Health and other Benefits(5) ($)	Total ($)

Mr. Bradshaw	2,400,000	3,600,000	1,200,000	10,354,587	61,717	17,616,304
Ms. Matthews	675,000	506,250	337,500	1,592,892	39,921	3,151,563
Mr. Stavley	622,500	466,875	311,250	2,995,522	68,364	4,464,511
Mr. Stepanek	600,000	480,000	320,000	2,739,438	68,720	4,208,158
Ms. Whalen	675,000	540,000	360,000	2,721,671	51,825	4,348,496
(1)Salary multiple calculated using base salary as of December 31, 2024.
(2)Each NEO’s Target Annual Bonus Multiple calculated using the Target Annual Bonus, multiplied by three times for Mr. Bradshaw and multiplied by 1.5 times for all other NEOs.
(3)Each NEO will be eligible for his or her Target Annual Bonus, multiplied by a fraction, the numerator of which is the number of days such NEO was employed during 2024 and the denominator of which is 366.
(4)Assumes that the triggering event took place on December 31, 2024, and a price per share of $34.30, the closing market price of our common stock as of December 31, 2024, the final trading day of 2024.
(5)Varies according to individual choice of medical plan. Accordingly, the amount shown assumes an employee choice which would result in the largest amount for which the Company would be responsible, including outplacement services.
Any benefits payable pursuant to the above triggering events are payable in a cash lump sum not later than six months following the termination date.

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Pay Ratio
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to disclose in this Proxy Statement the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee of the Company (the “Pay Ratio Disclosure”).
Based on SEC rules for this Pay Ratio Disclosure and applying the methodology described below, the Company determined that our CEO’s total compensation for 2024 was $5,548,829, and the total compensation provided to the individual identified as the median employee of the Company and its consolidated subsidiaries for 2024 was $123,998. Accordingly, the Company estimates the ratio of our CEO’s annual total compensation for 2024 to the median total compensation of all other employees for 2024 to be 45 to 1.
The Company identified our median employee as of December 31, 2024 without regard to the location or compensation arrangements of our employees, or whether such employees are full-time or part-time employees. We tabulated annual base salary, which is defined as the fixed portion of each employee’s compensation arrangements that is paid without regard to our financial or operational performance in a given year. We gathered the requisite information applying this compensation measure with respect to our employees using their annual base salary as of December 31, 2024. We annualized the compensation of all permanent employees who were hired during 2024 but did not work for the Company for the entire 12-month period ended December 31, 2024, but we did not annualize the compensation for any part-time or seasonal employee. We did not make any cost-of-living adjustments in identifying the median employee. We applied an exchange rate as of December 31, 2024 to convert all international currencies into U.S. dollars. We then identified the median employee using this methodology, which was consistently applied to all included employees on December 31, 2024.
Once the median employee was identified as described above, the total annual compensation for 2024 for that employee was determined using the same rules that apply to reporting NEO compensation in the “Total” column of the Summary Compensation Table. With respect to the annual total compensation of our CEO, we used the amount reported for 2024 in the “Total” column of the Summary Compensation Table included in this Proxy Statement.
We believe the Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exclusions, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be comparable to the pay ratio disclosure reported by other companies.

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Pay Versus Performance
The following table sets forth the compensation for our CEO and the average compensation for our other Named Executive Officers (the “non-CEO NEOs”), both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as computed in accordance with SEC rules, for 2024, 2023, the stub period for the nine months ended December 31, 2022 (indicated as “TYE22”), the fiscal years ended March 31, 2022 (indicated as “FY22”) and March 31, 2021 (indicated as “FY21”), and the stub period for the three months ended March 31, 2020 (indicated as “SP” or “Stub Period”). The table also provides information on our cumulative TSR, the cumulative TSR of our peer group, Net Income and our Company-selected performance measure, STIP Adjusted EBITDA, over such years in accordance with SEC rules.
“Compensation actually paid” does not necessarily reflect the target value of compensation as approved by our Compensation Committee or the value of compensation realized by our executives based on Company and individual performance. A significant portion of the compensation actually paid amounts shown below relate to changes in values of unvested equity awards since they were awarded. These unvested equity awards are at risk and require the accomplishment of specific results that are designed to benefit our stockholders and the Company, both in the long and short term, and are subject to possible future declines in value based on changes in our stock price. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the equity awards fully vest, or in the case of options, when the NEO exercises the options. Please refer to the Compensation Discussion and Analysis beginning on page 34 for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.

Year	Summary Compensation Table Total for CEO(1) ($)	Compensation Actually Paid to CEO(2) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(3) ($)	Average Compensation Actually Paid to Non-CEO NEOs(2)(3) ($)	Value of Initial Fixed $100 Investment Based on:		In thousands
					Total Stockholder Return	Peer Group Total Stockholder Return(4)	Net Income (Loss) Attributable to Bristow Group Inc.(5) ($)	STIP Adjusted EBITDA(6)(7) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2024	5,548,829	9,935,190	1,659,314	2,676,026	$112.42	$101.68	94,797	221,874
2023	5,092,241	5,305,680	1,743,527	1,756,392	$92.66	$115.10	(6,780)	157,911
TYE22	4,569,959	(66,484)	1,258,000	(16,182)	$88.92	$112.94	13,528	101,536
FY22	4,415,807	8,045,567	1,424,868	2,199,907	$121.53	$106.47	(15,791)	143,775
FY21	3,129,824	5,402,016	1,083,944	1,533,931	$84.82	$70.44	(56,094)	115,741
SP	1,257,229	535,977	480,534	271,698	$52.41	$31.80	(7,229)	9,440
(1)The dollar amounts reported are the amounts of total compensation reported for our CEO, Mr. Bradshaw, in the Summary Compensation Table for 2024, 2023, the nine months ended December 31, 2022, the fiscal years ended March 31, 2022 and March 31, 2021, and the three months ended March 31, 2020. Mr. Bradshaw served as CEO for each of the years presented.

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(2)The dollar amounts reflected in columns (c) and (e) represent the amount of “compensation actually paid” for the applicable years, computed as set forth in the table below for the most recent fiscal year in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation earned by or paid to our CEO or other non-CEO NEOs during the applicable period. For information regarding the decisions made by our Compensation Committee with respect to all of our NEOs for 2024, see page 49.

	CEO 2024 ($)	Non-CEO NEOs 2024 ($)
Summary Compensation Table Total	5,548,829	1,659,314
Less Grant Date Fair Value of Stock and Option Awards Reported in Summary Compensation Table for the Covered Year	(3,410,111)	(826,213)
Plus Year-End Fair Value for Awards Granted in the Covered Year that are Outstanding and Unvested	5,112,482	1,238,674
Plus Change in Fair Value of Outstanding Unvested Awards Granted in Prior Years	2,097,895	498,450
Plus Vesting Date Fair Value of Awards Granted in the Covered Year that Vested in the Same Covered Year	—	—
Plus Change in Fair Value of Awards Granted in Prior Years that Vested in the Covered Year	586,095	105,801
Less Prior Year-End Fair Value of Awards Granted in Prior Years that Failed to Vest in the Covered Year	—	—
Plus Fair Value of Incremental Dividends or Earnings Paid on Stock and Option Awards During the Covered Period Prior to Vesting (if not Reflected in the Fair Value of such Award or Included in Total Compensation for the Covered Year)	—	—
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	—	—
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	—	—
Compensation Actually Paid(*)	9,935,190	2,676,026
(*)Fair values of equity awards set forth in the table above are computed in accordance with FASB ASC Topic 718 as of the end of the respective period, other than fair values of equity awards that vest in the applicable period, which are valued as of the applicable vesting date. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant. For PSUs with a TSR metric, the fair values as of each measurement date (prior to the end of the performance period) were determined using a Monte Carlo simulation pricing model, with assumptions and methodologies that are generally consistent with those used to estimate fair value at grant under U.S. GAAP. Our NEOs do not participate in any defined benefit or pension plan through the Company and did not receive any above-market or preferential earnings on nonqualified deferred compensation during 2024, and thus there are no values to report for the aggregate change in actuarial present value of accumulated benefit under pension plans nor the aggregate service cost and prior service cost for pension plans.
(3)The names of each of the non-CEO NEOs reflected in these columns for each applicable period are as follows: (i) for 2024: Messrs. Stavley and Stepanek and Mses. Matthews and Whalen, (ii) for 2023: Messrs. Corbett, Stavley and Stepanek and Ms. Whalen, (iii) for the nine months ended December 31, 2022 and for the fiscal year ended March 31, 2022: Messrs. Corbett and Stepanek, Ms. Whalen and Crystal L. Gordon, the Company’s former Senior Vice President, General Counsel, Head of Government Affairs, and Corporate Secretary; and (iv) for the fiscal year ended March 31, 2021 and the three months ended March 31, 2020: Messrs. Corbett and Stepanek, Mses. Gordon and Whalen and Paul White, the Company’s former Senior Vice President, Commercial.
(4)Reflects cumulative total stockholder return beginning on December 31, 2019 and ending on December 31, 2024; December 31, 2023; December 31, 2022; March 31, 2022; March 31, 2021; and March 31, 2020, respectively, calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis used in Item 201(e) of Regulation S-K. The peer group reflects the same peer group used for purposes of the performance graph under Regulation S-K Item 201(e)(1)(ii) as set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the PHLX Oil Service Index).
(5)Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2024 and December 31, 2023, the Transition Report on Form 10-KT for Transition Year Ended 2022 and the Annual Reports on Form 10-K for the fiscal years ended March 31, 2022 and March 31, 2021.
(6)STIP Adjusted EBITDA represents earnings before interest, expense, taxes, depreciation and amortization, as further adjusted for special items that occurred during the reporting period and noted in the applicable reconciliation. See Appendix A to this Proxy Statement for reconciliation of STIP Adjusted EBITDA.
(7)The Company-selected performance measure for the Stub Period is pro-rated for the period prior to the Merger and is not the amount that was used to calculate compensation that was paid with respect to the Stub Period during the fiscal year ended March 31, 2021. Therefore, the Company does not believe this amount is a meaningful measure for the Stub Period.

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The following table sets forth an unranked list of the performance measures which we view as the most important measures for linking our Named Executive Officers’ compensation to performance of the Company. Please see Appendix A for an explanation of the below non-GAAP financial performance measures. The role of each of these performance measures on our Named Executive Officers’ compensation is discussed in the Compensation Discussion and Analysis.

Performance Measure
STIP Adjusted EBITDA
Relative Total Stockholder Return
Cash Return on Invested Capital
ICAO AA
LTISR
The graphs below compare the compensation actually paid to our CEO and the average of the compensation actually paid to our non-CEO NEOs with (i) our TSR and the TSR of the PHLX Oil Service Index, (ii) STIP Adjusted EBITDA, which is our Company-selected performance measure and (iii) our Net Income, for 2024, 2023, the nine months ended December 31, 2022, the fiscal years ended March 31, 2022 and March 31, 2021, and the three months ended March 31, 2020.
Note that, given the partial year period for the nine months ended December 31, 2022 and the three months ended March 31, 2020, compensation actually paid, STIP Adjusted EBITDA and Net Income reflect incomplete years and only partial representations of the comparisons that the SEC rule intended to convey. For information illustrating the link between pay and performance at the Company, please see the Compensation Discussion and Analysis.

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Director Compensation
The following table sets forth information concerning the compensation of each of our non-employee directors for 2024:
Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)

Lorin L. Brass	95,000	150,000	—	245,000
Wesley E. Kern	110,000	150,000	—	260,000
Robert J. Manzo	110,000	150,000	—	260,000
G. Mark Mickelson	155,000	150,000	—	305,000
Gen. Maryanne Miller, Ret.	87,500	150,000	—	237,500
Christopher Pucillo(2)	95,000	—	—	95,000
Shefali Shah(3)	88,599	150,000	—	238,599
Brian D. Truelove	112,500	150,000	—	262,500
(1)The amounts in this column represent the fair value of restricted stock unit grants computed in accordance with FASB ASC Topic 718. A discussion of the policies used in the calculation of grant date fair values is set forth in Note 13 to the consolidated financial statements of our Annual Report on Form 10-K for the year ended December 31, 2024. Each non-employee director is provided the opportunity each year to receive a restricted stock unit grant equal in target value to $150,000 at the time of grant, the number of restricted stock units granted equal to such target value divided by the closing price of the Common Stock as reported on the NYSE on the date of grant. As of December 31, 2024, (i) each of our non-employee directors other than Mr. Pucillo held 4,416 unvested restricted stock units; (ii) each of Messrs. Brass, Kern, Manzo and Truelove held 4,880 exercisable stock options; and (iii) Mr. Mickelson held 11,063 exercisable stock options.
(2)Mr. Pucillo elected to not receive a restricted stock unit grant with respect to his service as a director.
(3)Ms. Shah received prorated fees with respect to her service as a member of the Audit Committee beginning on February 21, 2024.
The ESG Committee reviews non-employee director compensation annually. Based on consultation with their independent compensation consultant and market data, the ESG Committee recommends for approval by our Board the annual cash retainer, chair and membership fees, stock awards and other benefits for members of our Board. The ESG Committee’s objective with respect to non-employee director compensation is to provide compensation incentives that attract and retain individuals of outstanding ability. Directors who are Company employees do not receive a retainer or fees for service on our Board or any committees.

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For 2024, directors who were not employees received the amounts set forth in the table below.

Forms of Non-Employee Director Compensation	Amount ($)

Annual Cash Retainer(1)	80,000
Annual Chairman of the Board Fee(2)	75,000
Annual Committee Chair Fees(2)
Audit Committee	15,000
Compensation Committee	12,500
Environmental, Social, and Governance Committee	12,500
Annual Committee Member Fees(2)
Audit Committee	10,000
Compensation Committee	7,500
Environmental, Social and Governance Committee	7,500
Annual Equity Grant	$150,000 target grant date value per twelve months of service as a member of the Board
(1)Paid in quarterly installments.
(2)Paid in quarterly installments in addition to the annual cash retainer.
Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of our Board or committees and for other reasonable expenses related to the performance of their duties as directors.
On or prior to the five-year anniversary of the later of the initial effective date of the Stock Ownership Guidelines (June 1, 2021) or the date an individual becomes a member of our Board, outside directors are expected to hold or have held Company stock, including unvested time-based restricted stock or unvested RSUs, with a value equal to at least four times the annual cash retainer paid to outside directors. A director who does not meet the minimum holding requirements may not sell any shares of our Common Stock until he or she meets the holding requirement and would continue to meet the holding requirement following any such sale.
The Stock Ownership Guidelines effectively require that our outside directors in the coming years hold as a group approximately $2.2 million of Company stock, including unvested time-based restricted stock or RSUs.

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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information about our Common Stock that may be issued under existing equity compensation plans as of December 31, 2024.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1) (#)
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	337,678	20.27	962,279
Equity compensation plans not approved by security holders	—	—	—
Total	337,678	20.27	962,279
(1)    The securities remaining available for issuance may be issued in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, stock awards, performance units and performance shares.

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PROPOSAL 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Our Board recognizes the interest that the Company’s stockholders have in the compensation of the Company’s Named Executive Officers. In recognition of that interest and in accordance with Section 14A of the Exchange Act and related rules of the SEC, this proposal, commonly known as a “say-on-pay” proposal, provides the Company’s stockholders with the opportunity to cast an advisory vote on the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the discussion of the Company’s Compensation Discussion and Analysis beginning on page 34 of this Proxy Statement and followed by the compensation tables beginning on page 57 of this Proxy Statement. This advisory vote is intended to give the Company’s stockholders an opportunity to provide an overall assessment of the compensation of the Company’s Named Executive Officers rather than focus on any specific item of compensation. As described in the Compensation Discussion and Analysis included in this Proxy Statement, the Company has adopted an executive compensation program that reflects the Company’s philosophy that executive compensation should be structured so as to align each executive’s interests with the interests of the Company’s stockholders. The Board’s current policy is to hold a “say-on-pay” advisory vote at each annual meeting of stockholders. Unless the Board modifies its policy on the frequency of holding “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will occur at the 2026 Annual Meeting of Stockholders.
As an advisory vote, the outcome of the stockholders’ vote on this proposal is not binding on our Board or the Company, and our Board could, if it concluded it was in the Company’s best interests to do so, choose not to follow or implement the outcome of the advisory vote. However, the Company expects that the Compensation Committee of our Board will review voting results on this proposal and give consideration to the outcome when making future executive compensation decisions for the Company’s Named Executive Officers.
Vote Required
The approval, on an advisory basis, of this proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present virtually or represented by proxy at the Meeting and voting on the subject matter. All duly submitted and unrevoked proxies will be voted FOR the proposal, except where a contrary vote or an abstention is indicated. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Recommendation
Our Board unanimously recommends that stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers by voting FOR the approval of the following resolution:
RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement relating to the 2025 Annual Meeting of Stockholders pursuant to the executive compensation disclosure rules promulgated by the SEC, is hereby approved.

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PROPOSAL 3
ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with Section 14A of the Exchange Act and related rules of the SEC, this proposal provides stockholders with the opportunity to express their preference regarding how often the Company should hold the non-binding, advisory vote to approve named executive officer compensation (i.e., the “say-on-pay” vote) in the future. By voting on this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes to approve named executive officer compensation every one year, two years or three years. A stockholder may also abstain from voting on this proposal.
An annual advisory vote on our named executive officer compensation will allow stockholders as well as the Compensation Committee of our Board to meaningfully evaluate, adjust and approve the compensation strategies as related to the Company’s performance.
As an advisory vote, the outcome of the stockholders’ vote on this proposal is not binding on our Board or the Company, and our Board could, if it concluded it was in the Company’s best interests to do so, choose to hold an advisory vote on named executive officer compensation more or less frequently than the outcome of the advisory vote. However, the Company expects that our Board will review voting results on this proposal and give consideration to the outcome of such voting when determining the frequency of future advisory votes on named executive officer compensation.
Vote Required
The approval, on an advisory basis, of this proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present virtually or represented by proxy at the Meeting and voting on the subject matter. Because there are three substantive options, the option that receives the highest number of votes cast by the stockholders will be deemed the preferred frequency of future advisory votes to approve named executive officer compensation that has been selected by the stockholders. All duly submitted and unrevoked proxies will be voted for every ONE YEAR, except where a contrary vote or an abstention is indicated. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Recommendation
Our Board unanimously recommends that stockholders vote for every ONE YEAR as the preferred frequency of future advisory votes to approve named executive officer compensation.

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PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2021 EQUITY INCENTIVE PLAN
At the Meeting, our stockholders will be asked to approve an amendment (the “Amendment”) to the Company’s 2021 Equity Incentive Plan (the “LTIP”) to increase the number of shares of Common Stock that may be issued thereunder from 2,785,000 shares to 3,385,000 shares. Our Board approved the Amendment on April 15, 2025, subject to stockholder approval.
The LTIP is an “omnibus” plan, authorizing a variety of equity award types as well as cash incentive awards. Stock-based compensation is an essential element of our total compensation structure and promotes the interests of our stockholders by:
a.Rewarding long-term Company performance;
b.Aligning employees’ interests with those of our stockholders; and
c.Enabling us to attract and retain top-tier talent in a competitive marketplace.
The Board and the Committee believe that awards linked to Common Stock and awards with terms tied to our performance provide incentives for the achievement of important performance objectives and promote the long-term success of the Company. Therefore, the LTIP is an integral part of our overall compensation program.
The LTIP was initially approved by our stockholders at the 2021 annual meeting of stockholders, and the first and second amendments thereto were approved by our stockholders at the 2023 and 2024 annual meetings of stockholders, respectively, which amendments each increased the maximum number of shares of Common Stock authorized for issuance under the LTIP. Following the second amendment to the LTIP, the maximum number of shares of Common Stock authorized for issuance under the LTIP is currently set at 2,785,000 shares. Approval of the proposed Amendment is needed to replenish the pool of shares available for the grant of stock-based compensation. As of March 11, 2025, approximately 527,806 shares of Common Stock remained available for grants under the LTIP, which (assuming a grant price of $31.97 per share) is fewer than the number of shares of Common Stock that the Board believes will be needed to make long-term incentive grants in 2026 in order to attract, motivate, reward and retain key employees and non-employee directors.
On April 15, 2025, the Board approved, subject to stockholder approval, the proposed Amendment to increase the number of shares of Common Stock available for issuance under the LTIP by 600,000 shares. If approved by the stockholders, the request to increase the number of shares for future issuance under the LTIP will contribute to the additional potential dilution of approximately 1.93 percent. This additional potential dilution was calculated by dividing the requested increase of 600,000 shares of Common Stock to the shares reserve by the sum of (i) the total number of shares available for issuance under the LTIP prior to the Amendment, (ii) all unvested shares and unexercised stock options awarded and outstanding under the LTIP and any prior plan as of March 11, 2025 and (iii) the total number of shares of outstanding Common Stock as of March 11, 2025.

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Shares Reserved for Our Equity Compensation Plans
Information on the total number of shares of Common Stock available under our existing equity compensation plans and unissued shares deliverable under outstanding options, RSUs and PSUs as of December 31, 2024 is presented above under the heading “Equity Compensation Plan Information.”
The table below shows the aggregate number of shares subject to currently outstanding equity awards under the LTIP as of March 11, 2025, together with the shares that would have been available for future awards if, at that date, the Amendment had been in effect, which we collectively refer to as the “LTIP Shares,” and indicates the dilution to stockholders by LTIP Shares:

A. Shares subject to outstanding awards (1)	2,101,187
Stock options (2)	133,334
Full value awards (e.g., RSUs, PSUs) (3)	1,460,382
Old Bristow MIP awards (vested but not yet exercised)	507,471

B. Shares available for future awards if Amendment is approved by stockholders	1,127,806
C. Total shares if Amendment is approved (A + B)	3,228,993
D. Total outstanding shares of Common Stock (4)	28,711,742
E. Total LTIP Shares as a percentage of outstanding shares (C ÷ D)	11.25%
(1)Includes shares subject to the 2025 Long-Term Incentive Awards. As of March 11, 2025, 527,806 shares remained available for issuance under the LTIP, after taking into account the 2025 Long-Term Incentive Awards.
(2)As of March 11, 2025, outstanding stock options have a weighted average exercise price of $20.27 and a weighted average term of 4.6 years.
(3)Includes 851,234 shares underlying unvested RSUs, 442,383 shares underlying unvested PSUs and 166,765 shares underlying earned (non-forfeitable) RSUs and PSUs. PSUs have performance-based vesting conditions, and share numbers in the table above are based on achievement of Target levels of performance.
(4)As of March 11, 2025.
Subject to market volatility, we estimate that one year of grants will be provided by the shares of Common Stock remaining in the event of stockholder approval of the Amendment. The actual number of years for which the share reserve will be sufficient may be influenced by various factors, including changes in our grant practices, business and market conditions, or stock price, and tax, legal and regulatory developments. We believe that requested allocation is critical over the next year to ensure our ability to attract and retain key talent and to provide our executive leadership with competitive reward opportunities that are aligned with our stockholders’ interests.

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The following table provides detailed information regarding the activity related to our LTIP (and its predecessors) for the fiscal year ended March 31, 2022, the nine months ended December 31, 2022, and the years ended December 31, 2023 and December 31, 2024.

Period	Total Stock Options Granted	Time-Based Restricted Stock Units Granted	Performance-Based Restricted Stock Units Granted (at Target performance level)	Performance-Based Restricted Stock Units Earned	Weighted Average Common Shares Outstanding (Basic)	Unadjusted Burn Rate

2024 (January 1, 2024 – December 31, 2024)	—	422,666	188,057	75,125	28,514,532	1.75%
2023 (January 1, 2023 – December 31, 2023)	—	492,750	161,663	56,944	28,138,680	1.95%
FY 2022 and TYE22 (April 1, 2021 – December 31, 2022)	—	742,628	255,203	—	28,065,605	2.65%
TYE22 (April 1, 2022 – December 31, 2022	—	366,505	129,135	—	28,065,605	1.31%
FY 2022 (April 1, 2021 – March 31, 2022)	—	376,123	126,068	—	28,533,528	1.32%
				Three-Year Average(1)		2.12%
(1)    “Three-Year” average reflects the last three full fiscal years, including the nine-month stub period ended December 31, 2022.
Burn rate measures our usage of shares for our equity incentive plans as a percentage of our outstanding Common Stock. We believe that our resulting three-year average(1) burn rate of 2.12% is appropriate for our industry, mindful of stockholder interests, and, in general, is consistent with market practices for comparable companies.
Plan Design Features to Protect Stockholder Interests
a.No “evergreen” provision (i.e., no automatic increase in the number of shares available under the plan)
b.No repricing of underwater options or stock appreciation rights (“SARs”)
c.No liberal share recycling (i.e., no recycling of shares tendered or withheld to satisfy taxes or the exercise/purchase price)
d.Minimum one-year vesting on awards
e.No dividends or dividend equivalents can be issued before an award has vested
f.Annual limit on individual award grants and non-employee director compensation
g.Awards subject to forfeiture/clawback pursuant to Company policy
h.No single trigger accelerated vesting upon a change in control
i.All awards subject to clawback provisions

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PROPOSAL 4	TABLE OF CONTENTS	1
Summary of the LTIP
A description of the LTIP is set forth below. Because the description of the LTIP in this Proxy Statement is a summary, it may not contain all the information that may be important to you. The summary is qualified by reference to the LTIP. You should carefully read the LTIP. A copy of the full text of the LTIP is attached hereto as Appendix C to this Proxy Statement.
Eligibility
Persons eligible for awards under the LTIP are (i) all employees of the Company and its subsidiaries, (ii) non-employee directors and (iii) certain independent contractors. As of March 11, 2025, approximately 139 employees, non-employee directors and consultants would be eligible for grants of Awards under the LTIP based on the current eligibility criteria.
Administration
The LTIP will generally be administered by the Board, which may delegate its duties and responsibilities to one or more committees of our directors and/or officers (referred to collectively as the “Administrator”), subject to the limitations imposed under the LTIP, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The Administrator has the authority to take all actions and make all determinations under the LTIP, to interpret the LTIP and award agreements and to adopt, amend and repeal rules for the administration of the LTIP as it deems advisable. The Administrator has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the LTIP. The Administrator may also accelerate any vesting or exercise date, extend the exercisability of an award, or waive or modify any restriction or condition with respect to an award, subject to the conditions and limitations in the LTIP.
Shares Available for Awards
In the event of stockholder approval of the Amendment, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to Awards granted under the LTIP will be (a) 3,385,000 shares of Common Stock, minus (b) one share for each share issued under awards granted under the Era Group Inc. 2012 Incentive Plan or the Bristow Group Inc. 2019 Management Incentive Plan on or after June 1, 2021, minus (c) one share for each share issued under awards granted under the LTIP, and plus (d) the number of shares subject to awards granted under the Era Group Inc. 2012 Incentive Plan or the Bristow Group Inc. 2019 Management Incentive Plan or the LTIP that are forfeited and become available for issuance under the terms of the LTIP. A maximum of 1,640,000 shares of Common Stock may be issued as incentive stock options (“ISOs”).
Shares underlying awards that expire, terminate, are canceled, are forfeited to the Company, or are settled in cash may be reused for subsequent awards. Shares (i) not issued in settlement of a stock-settled SAR, (ii) purchased on the open market with the proceeds of the exercise price of a stock option, or (iii) withheld or delivered to satisfy the applicable withholding taxes related to an award, or used to satisfy the exercise price or purchase price related to an award, in full or partial satisfaction of the exercise price, may not be reused.
Awards granted under the LTIP upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the LTIP but will count against the maximum number of shares that may be issued upon the exercise of ISOs.
Award Limits
Awards generally will be subject to a minimum vesting period of at least twelve months, other than awards granted (i) as substitute awards granted in connection with the acquisition of another entity by us, and (ii) solely in exchange for foregone cash compensation. We may also grant awards that do not meet the minimum vesting period covering up to 5% of the total number of shares authorized under the LTIP.

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The LTIP provides that the sum of any cash compensation and the aggregate grant date fair value of all awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may not exceed $690,000.
Types of Awards
The LTIP provides for the grant of stock options, including ISOs and nonqualified stock options (“NQSOs”), SARs, restricted stock, RSUs, other stock based awards and dividend equivalents. All awards under the LTIP will be evidenced by award agreements, which will detail the terms and conditions of awards. Awards other than cash awards generally will be settled in shares of our Common Stock, but the applicable award agreement may provide for cash settlement of any award. A brief description of each award type is set forth below.
Stock Options and SARs. Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. ISOs, in contrast to NQSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Internal Revenue Code are satisfied. SARs entitle their holder, upon exercise, to receive from the Company an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).
Restricted Stock. Restricted stock is an award of non-transferable shares of our Common Stock that are subject to certain vesting conditions and other restrictions. Any dividends credited on restricted shares will be subject to the same time-and/or performance-based vesting conditions that apply to a restricted stock award and will, if vested, be delivered, or paid at the same time as the award.
RSUs. RSUs are contractual promises to deliver shares of our Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of Common Stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights). The Administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant.
Other Stock Based Awards. Other stock based awards are awards of cash, fully vested shares of our Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our Common Stock. Other stock based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.
Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our Common Stock and may be granted alone or in tandem with awards other than stock options or SARs. Any dividend equivalents will be subject to the same time and/or performance-based vesting conditions that apply to the associated award and will, if vested, be delivered, or paid at the same time as the award.
Certain awards under the LTIP may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards.

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Performance Criteria
The Administrator may grant awards, which may be cash-denominated awards or share-based awards, which require satisfaction of pre-established performance goals as a condition to awards being granted or becoming exercisable or settleable, or as a condition to accelerating the timing of such events. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.
Certain Transactions
In the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the Administrator will make equitable adjustments to the LTIP and outstanding awards.
The Administrator also has broad discretion to determine the treatment of awards in the event of certain transactions, such as a reorganization, merger, conversion, consolidation, spin-off transaction involving the Company, or a sale or other disposition of all or substantially all of the assets of the Company. Unless otherwise provided in an award agreement, in the event of a Change in Control (as defined in the LTIP), all outstanding awards will become fully vested and exercisable in connection with the transaction, and all performance goals or other vesting criteria relating to such awards will be deemed to have been satisfied at the applicable “target” level.
No Repricing
Except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that reduces the exercise price of any stock option or SAR, or cancels any stock option or SAR in exchange for cash, other awards or stock options or SARs with an exercise price per share that is less than the exercise price per share of the original stock options or SARs.
Plan Amendment and Termination
Our Board may amend or terminate the LTIP at any time; however, no amendment, other than an amendment that increases the number of shares available under the LTIP, may materially and adversely affect an award outstanding under the LTIP without the consent of the affected participant. Stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws or to increase the director limit. The LTIP will remain in effect until the tenth anniversary of the date the Board adopted the LTIP, unless earlier terminated. No awards may be granted under the LTIP after its termination.
Foreign Participants, Clawback Provisions, Transferability and Participant Payments
The Administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to any Company clawback policy as set forth in such clawback policy or the applicable award agreement. Awards under the LTIP are generally non-transferable, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the LTIP, the Administrator may, in its discretion, accept cash or check, shares of our Common Stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

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Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the LTIP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Options; Stock Appreciation Rights
Options granted under the LTIP may constitute ISOs within the meaning of Section 422 of the Internal Revenue Code, while other options granted under the LTIP may constitute NQSOs. Grants of options to non-employee directors and independent contractors are NQSOs. The Internal Revenue Code provides for tax treatment of options qualifying as ISOs that may be more favorable to participants than the tax treatment accorded NQSOs. Generally, upon the exercise of an ISO, the optionee will recognize no taxable income for U.S. federal income tax purposes, although the difference between the exercise price of the ISO and the fair market value of the stock at the date of exercise is an addition to income in determining alternative minimum taxable income and such amount may be sufficient in amount to subject the optionee to the alternative minimum tax. On the sale of shares acquired by exercise of an ISO (assuming that the sale does not occur within two years of the grant date or within one year of the exercise date), any gain will be taxed to the optionee as long-term capital gain. Except with respect to death or disability, an optionee has three months after termination of employment in which to exercise an ISO and retain favorable tax treatment at exercise. No deduction is available to us upon the grant or exercise of an ISO (although a deduction may be available if the participant disposes of the shares so purchased before the applicable holding periods expire).
In contrast, upon the exercise of a NQSO, the optionee recognizes ordinary taxable income on the exercise date in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. Upon the sale of such shares by the optionee, any difference between the fair market value at the date of sale and the fair market value at the date of exercise will be treated generally as capital gain or loss. Subject to the limitations discussed below, upon exercise of a NQSO, the Company is entitled to a tax deduction in an amount equal to the ordinary taxable income recognized by the participant.
Participants do not recognize taxable income upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary income in an amount equal to the cash or fair market value of the shares received at the date of exercise of the SAR. The participant’s tax basis in any shares received on the exercise of a SAR will generally equal the fair market value of such shares on the date of exercise. Subject to the limitations discussed below, the Company will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the taxable income recognized by the participant under the foregoing rules.
Other Stock Awards
Restricted Stock. A participant generally recognizes no taxable income at the time of an Award of restricted stock. A participant may, however, make an election under Section 83(b) of the Internal Revenue Code to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation or depreciation in the value of the shares of stock granted may be taxed as capital gain or loss on a subsequent sale of the shares. If the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid to the participant on the shares of restricted stock will generally be compensation income to the participant and deductible by us as compensation expense. In general, the Company will receive a deduction for U.S. federal income tax purposes for any compensation income taxed to the participant. To the extent a participant realizes capital gains, as described above, the Company will not be entitled to any deduction for federal income tax purposes.

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Restricted Stock Units. A participant who is granted restricted stock units will recognize no income upon grant of the restricted stock units. At the time the underlying shares of Common Stock (or cash in lieu thereof) are delivered to a participant, the participant will recognize compensation income equal to the full fair market value of the shares received. The Company will generally be entitled to a deduction for U.S. federal income tax purposes that corresponds to the compensation income recognized by the participant.
Tax Consequences to the Company; Tax Withholding
In the foregoing cases, the Company will generally be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code. The Company is authorized to deduct or withhold from any award granted or payment due under the LTIP, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment.
Section 409A of the Internal Revenue Code
Certain types of awards under the LTIP may constitute, or provide for, a deferral of compensation subject to Section 409A of the Internal Revenue Code. Unless certain requirements set forth in Section 409A of the Internal Revenue Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the LTIP and awards granted under the LTIP are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Internal Revenue Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Internal Revenue Code. To the extent determined necessary or appropriate by the Administrator, the LTIP and applicable award agreements may be amended to further comply with Section 409A of the Internal Revenue Code or to exempt the applicable awards from Section 409A of the Internal Revenue Code.
Plan Benefits
Awards under the LTIP are granted in the discretion of the Board, and therefore the type, number, recipients, and other terms of such awards generally cannot be determined at this time. For information regarding our recent practices with respect to stock-based compensation granted to our non-employee directors and Named Executive Officers, please see “Summary Compensation Table” (page 57), “Grants of Plan-Based Awards” (page 59), “Outstanding Equity Awards at Year-End” (page 61), “Director Compensation” (page 72), and “Proposal 2 — Advisory Vote to Approve Named Executive Officer Compensation” (page 75).
Vote Required
The approval of this proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present virtually or represented by proxy at the Meeting and voting on the subject matter. If you hold your shares through a broker, bank or other nominee holder and you do not instruct them on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Recommendation
Our Board unanimously recommends that stockholders vote FOR the approval of the third amendment to the Company’s 2021 Equity Incentive Plan.
Reasons for Stockholder Approval
The Board seeks stockholder approval of the Amendment in order to satisfy certain legal requirements, primarily the listing requirements of the NYSE. Stockholder approval of the Amendment would also constitute approval for purposes of satisfying the stockholder approval requirements under Section 422 of the Internal Revenue Code so that we may grant ISOs.

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PROPOSAL 5
RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS
The Audit Committee of our Board has selected the firm of KPMG as the Company’s independent auditors for 2025. Our Board and the Audit Committee believe that the continued retention of KPMG as the Company’s independent auditor is in the best interests of the Company and its stockholders. Stockholder ratification of this selection is not required by law or by our Bylaws, but our Board has chosen to submit it to the stockholders for ratification because we value the opinions of stockholders.
Engagement of Independent Auditors
The Audit Committee annually reviews KPMG’s independence and performance in determining whether to retain KPMG or engage another independent registered public accounting firm as the Company’s independent auditors. The Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence. Based on this review, the Audit Committee believes that KPMG is independent and well-qualified to serve as the Company’s independent auditors.
Representatives of KPMG are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Fee Information
Set forth below are the fees paid by the Company to KPMG for 2023 and 2024.

	2024 ($)	2023 ($)

Audit Fees	2,380,000	2,700,000
Audit-Related Fees	52,000	38,500
Tax Fees	90,000	274,342
All Other Fees	—	—
Total Fees	2,522,000	3,012,842

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Audit Fees. Audit fees include the aggregate fees for the audit of our annual consolidated financial statements and internal controls, and the reviews of each of the quarterly consolidated financial statements included in our Quarterly Reports on Form 10-Q. These fees also include statutory and other audit work performed with respect to certain of our subsidiaries.
Audit-Related Fees. Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and to provide certain attestation reports.
Tax Fees. Tax fees were for tax compliance services and assistance with federal and provincial tax-related matters for certain international entities.
Pre-Approval Policies and Procedures
All of the fees (i.e., 100% of the fees) described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of KPMG to perform the audit of our annual consolidated financial statements and internal controls. The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, our independent accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by KPMG during the year. In addition, Audit Committee pre-approval is required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee. The Audit Committee has delegated this pre-approval authority to its Chair for all services requiring pre-approval between regularly scheduled Audit Committee meetings. Any services approved by the Audit Committee Chair pursuant to this delegated authority must be reported to the full Audit Committee at its next regularly scheduled meeting.
Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.
Vote Required
The approval of this proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present virtually or represented by proxy at the Meeting and voting on the subject matter. Of the shares present virtually or represented by proxy at the Meeting on voting on this proposal, more votes must be cast for than votes cast against the proposal to ratify and approve the selection of KPMG as the Company’s independent auditors for 2025, in order for this proposal to be adopted. All duly submitted and unrevoked proxies will be voted FOR this proposal, except where a contrary vote or an abstention is indicated. Abstentions and broker non-votes will have no effect on the outcome of this proposal. If more votes are cast AGAINST this proposal than FOR, our Board will take such decision into consideration in selecting independent auditors for the Company, but the Board may still elect in its discretion to retain KPMG. Conversely, even if the appointment of KPMG is ratified by our stockholders, the Board in its discretion may appoint a different independent auditing firm at any time during the year if the Board determines that a change in auditors would be in the best interests of our Company and our stockholders.
Recommendation
Our Board unanimously recommends that stockholders vote FOR the ratification of the appointment of KPMG as the Company’s independent auditors for 2025.

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AUDIT COMMITTEE REPORT
The Audit Committee’s principal functions are to select an independent auditor, to assist our Board in fulfilling its responsibility for oversight of the Company’s accounting and internal control over financial reporting and principal accounting policies, to recommend to our Board, based on its discussions with the Company’s management and independent auditor, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K, to oversee the entire independent audit function, and to oversee sustainability disclosures and the adequacy and effectiveness of internal controls related to such disclosures, and to coordinate with the ESG Committee with respect to such matters.
The Company believes that each of the four members of the Audit Committee satisfies the requirements of the applicable rules of the SEC and the NYSE as to independence, financial literacy and experience. Our Board has determined that at least one member, Brian D. Truelove, is an audit committee financial expert as defined by the SEC. Our Board has adopted a charter for the Audit Committee, a copy of which is available on the Company’s website at www.bristowgroup.com by clicking “Investors,” then “Governance” and then “Governance Documents”.
Management is responsible for the Company’s financial statements and internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the PCAOB (United States) and issuing a report thereon. The independent auditors are also responsible for performing an independent audit of the Company’s internal control over financial reporting.
The Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for 2024 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with KPMG, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors their independence from the Company and our management.
Based on the review and discussions with the Company’s management and independent auditor, as set forth above, the Audit Committee recommended to our Board, and our Board has approved, that the Audited Financial Statements be included in the Company’s 2024 Annual Report, as filed with the SEC.
Audit Committee
Brian D. Truelove, Chair
Wesley E. Kern
Robert J. Manzo
Shefali Shah

The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference therein, and shall not otherwise be deemed filed under those Acts.

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OTHER MATTERS
The Board does not intend to present any other matter at the Meeting. The Board has not been informed that any other person intends to present any other matter for action at the Meeting. If any other matters properly come before the Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.
Related Party Transactions
Review and Approval of Related Party Transactions
Consistent with applicable regulatory requirements, our Related Party Transactions Policy requires disclosure, preapproval and tracking of any proposed arrangements that meet the criteria outlined below.
“Related Party Transactions” are defined as any financial transaction, arrangement or relationship in which:
a.the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year;
b.the Company is a participant; and
c.any Related Person (as defined in the Related Party Transactions Policy) has or will have a direct or indirect material interest.
“Related Persons” are defined as any person who is, or was at any time since the beginning of the Company’s last fiscal year:
a.a director or a director nominee;
b.an executive officer of the Company or an employee of the Company subject to the provisions of Section 16 of the Exchange Act or an Immediate Family Member (as defined in the Related Party Transactions Policy) thereof; or
c.any person who, at the time of the occurrence or existence of the transaction at issue, is a beneficial owner of more than 5% of our Common Stock or an Immediate Family Member thereof.
If the Company’s Chief Compliance Officer concludes that a proposed transaction, arrangement or relationship is a Related Party Transaction, it must then be submitted to the Audit Committee, which will determine whether to authorize the proposed transaction, arrangement or relationship after considering factors and guidelines listed in the Related Party Transactions Policy.
No Related Party Transactions
There were no Related Party Transactions between the Company, including any of its subsidiaries, and any Related Person during 2024.
Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, certain officers and any beneficial owner of 10% or more of our outstanding Common Stock (collectively, “Section 16 Persons”) are required to file, with the SEC, reports of ownership (Form 3) and changes of ownership (Form 4 and Form 5) of our Common Stock with the SEC. Copies of all such reports are required to be furnished to the Company. To our knowledge, based solely upon our review of the copies of such reports furnished to us for 2024 and other information, all filing requirements for the Section 16 Persons have been complied with during or with respect to 2024.

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Annual Report
The Company’s Annual Report has been furnished to all stockholders, primarily via the Internet and alternatively by mail if requested. We will provide without charge to you, upon written request, an additional copy of our Annual Report and the reports and other information filed with the SEC. Any requests for copies of information, the Annual Report or other filings with the SEC should be directed to Elizabeth Matthews, Senior Vice President, General Counsel, Head of Government Affairs, and Corporate Secretary, Bristow Group Inc., 3151 Briarpark Drive, Suite 700, Houston, Texas 77042.
Stockholder Proposals for 2026 Annual Meeting
Proposals that stockholders believe should be voted upon at the Annual Meeting of Stockholders of the Company may be eligible for inclusion in the Company’s proxy statement. Stockholder proposals for the 2026 Annual Meeting of Stockholders must be received in accordance with the provisions of Rule 14a-8 under the Exchange Act by the Company on or before December 22, 2025, which is the 120th calendar day before the anniversary of the date of this Proxy Statement, to be eligible for inclusion in the proxy statement and proxy card relating to the 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8. If the date of the 2026 Annual Meeting of Stockholders has been changed by more than 30 days from the date of this year’s Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials. Any such proposals should be sent via registered, certified or express mail to: Corporate Secretary, Bristow Group Inc., 3151 Briarpark Drive, Suite 700, Houston, Texas 77042.
As a separate and distinct matter from proposals under Rule 14a-8, in accordance with Section 1.12 of our Bylaws, in order for business to be properly brought before the next Annual Meeting of Stockholders by a stockholder, such stockholder must deliver to the Company timely notice thereof. To be timely, a stockholder’s notice must be delivered or mailed to and received by the Corporate Secretary at the principal executive offices of the Company, not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary date of the previous year’s Annual Meeting of Stockholders. Accordingly, for the 2026 Annual Meeting of Stockholders, notice will have to be delivered or received by the Company not earlier than the close of business on February 4, 2026, or later than the close of business on March 6, 2026. If, however, the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, then, to be considered timely, notice by the stockholders must be received not earlier than the close of business on the 120th day nor later than the close of business on the later of the 90th day prior to the date of such Annual Meeting of Stockholders or, if the first public announcement of the date of such Annual Meeting of Stockholders is less than 100 days prior to the date of such Annual Meeting of Stockholders, the 10th day following the day on which public announcement of the date of such Annual Meeting of Stockholders is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an Annual Meeting of Stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must set forth the information required by the provisions of our Bylaws dealing with stockholder proposals and nominations of directors. Under current SEC rules, the Company is not required to include in its proxy statement any director nominated by a stockholder using this process. If the Company chooses not to include such a nominee, the stockholder will be required to distribute its own proxy materials in connection with its solicitation of proxies with respect to that nominee.
In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 6, 2026, provided that, if the date of the 2026 Annual Meeting of Stockholders has been changed by more than 30 days from the date of this year’s Meeting, then notice must be provided by the later of 60 days prior to the date of the 2026 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting of Stockholders is first made by the Company.

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Duplicate Mailings (Householding) of Proxy Materials
The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.
As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact his or her broker or send a request to Corporate Secretary, Bristow Group Inc., 3151 Briarpark Drive, Suite 700, Houston, Texas 77042, telephone number (713) 267-7600. Requests from beneficial owners of our shares must set forth a good faith representation that as of April 7, 2025, the requester was a beneficial owner of shares entitled to vote at the Meeting. The Company will deliver, promptly upon such a written or oral request to the Corporate Secretary, a separate copy of the Company’s Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Important Voting Information
Voting of the Proxy
Shares represented by all properly executed proxies will be voted as directed in the proxies. If no direction is specified, such shares will be voted “FOR” the election of each director nominee (Proposal 1), “FOR” approval, on an advisory basis, of the Company’s named executive officer compensation (Proposal 2), for every “ONE YEAR” as the preferred frequency of future advisory votes to approve named executive officer compensation (Proposal 3), “FOR” approval of an amendment to the Company’s 2021 Equity Incentive Plan (Proposal 4) and “FOR” ratification of the appointment of KPMG as the Company’s independent auditors for 2025 (Proposal 5).
Broker Non-Votes
Your broker is not permitted to vote on your behalf on the election of directors and other matters that may be considered at the Meeting (except on the ratification of the appointment of KPMG as the Company’s independent auditors for 2025 (Proposal 5)), unless you provide specific instructions by completing and returning the Voting Instruction Form. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the Meeting. You may not vote your shares electronically at the Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. Please refer to the voter instruction cards used by your bank, broker or other nominee holder for specific instructions on methods of voting, including using the Internet or by telephone.
Your Participation in Voting the Shares You Own is Important
Voting your shares is important to ensure that you have a say in the governance of the Company. Please review the proxy materials and follow the instructions on the proxy card or Voting Instruction Form to vote your shares. The Company encourages you to exercise your rights and fully participate as a stockholder in the Company’s future.

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More Information is Available
If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution if you hold your shares in “street name.” Additionally, you may contact the Company’s Investor Relations Department at InvestorRelations@bristowgroup.com.
By Order of our Board of Directors,
Elizabeth Matthews
Senior Vice President, General Counsel, Head
of Government Affairs, and Corporate Secretary
April 21, 2025

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APPENDIX A
Reconciliation of Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA are presented as supplemental measures of the Company’s operating performance. EBITDA is defined as earnings before interest expense, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted for special items that occurred during the reporting period and noted in the applicable reconciliation. Management believes that the use of EBITDA and Adjusted EBITDA is meaningful to investors because it provides information with respect to our ability to meet our future debt service, capital expenditures and working capital requirements, the financial performance of our assets without regard to financing methods, capital structure or historical cost basis. The GAAP measure most directly comparable to EBITDA and Adjusted EBITDA is net income. Since neither EBITDA nor Adjusted EBITDA is a recognized term under GAAP, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for discretionary use, as they do not take into account certain cash requirements, such as debt service requirements. Because the definitions of EBITDA and Adjusted EBITDA (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies.
Adjusted EBITDA

2024 ($000s)

Net income	94,870
Depreciation and amortization	68,287
Interest expense, net	37,581
Income tax expense	7,193
EBITDA	207,931
Losses on disposal of assets	1,045
Foreign exchange losses	8,925
Special items(1)	18,865
Adjusted EBITDA	236,766
(1)Special items include the following:

2024 ($000s)

PBH amortization	14,901
Gain on insurance claim	(4,451)
Other special items(2)	8,415
18,865
(2)Other special items include professional services fees that are not related to continuing business operations and other nonrecurring costs.

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PERFORMANCE-BASED STIP ADJUSTED EBITDA

2024 ($000s)

Net income	94,870
Income tax expense	7,193
Interest income	(8,901)
Interest expense, net	37,581
Other income, net	1,865
Operating income	132,608
Earnings from unconsolidated affiliates	(4,117)
Losses on disposal of assets	1,045
Depreciation and amortization	68,287
Special items(1)	24,051
STIP Adjusted EBITDA	221,874
(1)Special items include:

2024 ($000s)

PBH amortization	14,901
Earnings from unconsolidated affiliates (MSSA)	1,458
Other special items(a)	7,692
24,051
(a)    Other special items include professional services fees that are not related to continuing business operations and other nonrecurring costs.

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CASH RETURN ON INVESTED CAPITAL
For purposes of the Company’s long-term incentive program for 2024, Cash Return on Invested Capital (“Cash ROIC”) will be calculated as follows:
Cash ROIC = (Adjusted EBITDA - Maintenance CapEx(*) - Cash Taxes) / (Gross Debt + Financial Leases + Average Year Book Equity)

2024 Actuals

STIP Adjusted EBITDA	$221,874
Maintenance CapEx(*)	(17,944)
Cash Taxes	(20,781)
Cash Return	183,149
Average Invested Capital	1,494,665
ROIC	12.3%
(*)Maintenance CapEx means capital expenditures that relate to the maintenance, repair or replacement of existing assets and capital expenditures that do not materially enhance the functionality of an asset. Examples include: replacement tooling; replacement vehicles; fixed-wing capital maintenance; IT system upgrades that do not significantly affect functionality, etc.
NET DEBT
Net Debt, which is a non-GAAP measure, defined as total principal balance on borrowings less unrestricted cash and cash equivalents. The GAAP measure most directly comparable to Net Debt is total debt. Since Net Debt is not a recognized term under GAAP, it should not be used as an indicator of, or an alternative to, total debt. Management uses net debt to determine the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes this metric is useful to investors in determining the Company’s leverage position since the Company has the ability to, and may decide to, use a portion of its cash and cash equivalents to reduce debt.

	Amount ($)	Rate	Maturity

Cash	$251
ABL Facility ($85mm)	—	S+200 bps	May-27
Senior Secured Notes	400	6.875%	Mar-28
UKSAR Debt(1)	209	S+275 bps	Mar-36
IRCG Debt(2)	97	E+195 bps	Jun-31
Total Debt	$706
Less: Unrestricted Cash	$(248)
Net Debt	$458
(1)In January 2023, the Company entered into two thirteen-year secured equipment financings for an aggregate amount of up to £145 million with National Westminster Bank Plc as arranger, agent and security trustee (“UKSAR Debt”, formerly known as “NatWest Debt”). In January 2024, the Company entered into a new twelve-year secured equipment financing to upsize the UKSAR Debt by an aggregate principal amount of up to £55 million.
(2)In June 2024, the Company entered into a long-term equipment financing for an aggregate amount of up to €100 million with National Westminster Bank Plc as the original lender and UK Export Finance guaranteeing 80% of the facility.

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APPENDIX B
Amendment No. 3 to Bristow Group Inc. 2021 Equity Incentive Plan
THIS AMENDMENT NO. 3 (this “Amendment”) to the Bristow Group Inc. 2021 Equity Incentive Plan, as amended (the “Plan”), is made by Bristow Group Inc. (the “Company”) pursuant to the Plan, as follows:
WHEREAS, the Company previously adopted the Plan for the benefit of its eligible participants;
WHEREAS, pursuant to Section 12.2 of the Plan, the Board of Directors (the “Board”) has the power and authority to amend the Plan; and
WHEREAS, the Board desires to increase the maximum number of shares of common stock of the Company (“Shares”) that may be issued in connection with awards granted under the Plan from 2,785,000 to 3,385,000 Shares.
NOW, THEREFORE, pursuant to the Plan, the Board hereby amends the Plan in the following respects:
1.Shares Subject to the Plan. Section 4.1 of the Plan is hereby amended in its entirety as follows:
“4.1 Number of Shares. Subject to adjustment under Article IX and the terms of this Article IV, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be equal to (a) 3,385,000 Shares, minus (b) one Share for each Share issued under awards granted under the Pre-existing Plans on or after the Effective Date, minus (c) one Share for each Share issued under awards granted under the Plan on or after the Effective Date, and plus (d) the number of Shares subject to awards under the Pre-existing Plans or the Plan that become available in accordance with Section 4.2 after the Effective Date (the “Overall Share Limit”). Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.”
2.Full Force and Effect. Except as otherwise set forth in this Amendment, the Plan shall remain in full force and effect.
3.Effective Date of Amendment. This Amendment shall not become effective unless the stockholders of the Company approve the increase to the share reserve of the Plan, as set forth in Item 1 above, during the 2025 annual meeting of the stockholders on June 4, 2025. If approved, then this Amendment shall become effective as of the date of such meeting.
IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment on June __, 2025.
BRISTOW GROUP INC.
By:
Name:
Title:

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APPENDIX C-1
Bristow Group Inc. 2021 Equity Incentive Plan
Article I. Purpose
The purpose of the Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan and not defined elsewhere in the text are defined in Article XIII.
Article II. Eligibility
Employees, Consultants or Directors are eligible to be granted Awards under the Plan, subject to the limitations described in the Plan. Incentive Stock Options may only be granted to eligible Employees as provided in Section 5.8.
Article III. Administration and Delegation
3.1 Administration. The Plan is administered by the Administrator. Subject to the terms of the Plan and Applicable Laws, the Administrator has authority to:
a.determine which Service Providers receive Awards, grant Awards and set Award terms and conditions;
b.provide that any Award will become vested and fully or partially exercisable or realizable, provide for the extension of exercisability of an Award, or waive any restriction or condition contained in the Plan or an Award Agreement;
c.provide that any Award may be settled in cash (in lieu of shares);
d.take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable; and
e.correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards
3.2 Delegation of Authority. To the extent Applicable Laws and the terms of the Plan permit, the Board may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries; provided, that, any such officer delegation shall be in accordance with Section 157(c) of the Delaware General Corporation Law and shall exclude the power to grant Awards to non-employee Directors or Section 16 Persons. The Board may exercise concurrent authority with any Committee, may abolish any Committee and/or re-vest in itself any previously delegated authority at any time. The Board or Committee, as applicable, may engage or authorize the engagement of a third party administrator to carry out the administrative functions of the Plan.
3.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

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Article IV. Stock Available for Awards
4.1 Number of Shares. Subject to adjustment under Article IX and the terms of this Article IV, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be equal to (a) 1,640,000 Shares minus (b) one Share for each Share issued under awards granted under the Pre-existing Plans on or after the Effective Date and plus (c) the number of Shares subject to awards under the Pre-existing Plans that become available in accordance with Section 4.2 after the Effective Date (the “Overall Share Limit”). Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2 Share Recycling. If all or any part of an Award granted under the Plan or an award granted under a Pre-existing Plan expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by such award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by such award, the unused Shares covered by such award will, as applicable, become or again be available for grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards will not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares will not be added to the Shares authorized for grant under Section 4.1 and will not be available for future grants of Awards: (i) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; (ii) Shares purchased on the open market with the cash proceeds from the exercise of Options; and (iii) Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation).
4.3 Incentive Stock Option Limitations. The number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is equal to 1,640,000.
4.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate (such awards, “Substitute Awards”). Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Consultants or Directors prior to such acquisition or combination.

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4.5 Minimum Vesting Standards. Any Award granted under the Plan to a Participant shall be subject to a minimum vesting period of at least twelve months, except in the case of Substitute Awards and Awards granted solely in exchange for foregone cash compensation. Notwithstanding the immediately preceding sentence, (a) the Administrator may permit and authorize acceleration of vesting of Awards pursuant to Section 9.2 of the Plan, and (b) the Administrator may grant Awards without respect to the minimum vesting standards, with respect to Awards covering in the aggregate no more than five percent of the total number of Shares authorized under the Plan.
4.6 Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $690,000 (the “Director Limit”).
Article V. Stock Options and Stock Appreciation Rights
5.1 General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options.
5.2 Exercise Price. The Administrator will establish the exercise price for each Option and Stock Appreciation Right and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right (subject to Section 5.8). Notwithstanding the foregoing, in the case of an Option or a Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
5.3 Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten (10) years from the applicable grant date (subject to Section 5.8).
5.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full for the number of Shares for which the Award is exercised and any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
5.5 Automatic Extension. Notwithstanding the foregoing and unless determined otherwise by the Company, if on the last business day of the term of an Option or Stock Appreciation Right (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right will be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event will the extension last beyond the ten (10) year term of the applicable Option or Stock Appreciation Right. Notwithstanding the foregoing, to the extent permitted under Applicable Laws, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant will terminate immediately upon such violation, unless the Company otherwise determines.

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5.6 Payment Upon Option Exercise. Subject to any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:
a.cash, wire transfer of immediately available funds or by check payable to the order of the Company;
b.if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, through a Broker Assisted Transaction;
c.to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;
d.to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date; or
e.any combination of the above payment forms approved by the Administrator or any other property that the Administrator determines is good and valuable consideration.
5.7 Additional Terms of Incentive Stock Options.
a.Eligibility; Greater than 10% Stockholders. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code.
b.Notice Obligations by Participant. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers of Shares acquired under the Option made within (i) two (2) years from the grant date of the Option or (ii) one (1) year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer.
c.No Liability for Failure to Qualify. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.
Article VI. Restricted Stock; Restricted Stock Units
6.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units to any Service Provider, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement.

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6.2 Restricted Stock.
a.Stockholder Rights. Unless otherwise determined by the Administrator, each Participant holding shares of Restricted Stock will be entitled to all the rights of a stockholder with respect to such Shares, subject to the restrictions in the Plan and the applicable Award Agreement.
b.Dividends. Dividends (whether paid in cash, Shares or other property) shall only be paid out to a Participant holding shares of Restricted Stock to the extent that the vesting conditions of such Award are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.
c.Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.
6.3 Restricted Stock Units.
a.Grant; Settlement. No Shares will be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
b.Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
Article VII. Other Stock Based Awards
7.1 Other Stock Based Awards. Other Stock Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Based Awards may be paid in Shares, cash or other property, as the Administrator determines.
Article VIII. Dividend Equivalents
8.1 Dividend Equivalents. A grant of Restricted Stock Units or Other Stock Based Award may provide a Participant with the right to receive Dividend Equivalents. No Dividend Equivalents may be granted or will be payable with respect to Options, Stock Appreciation Rights or Restricted Stock. Dividend Equivalents (whether paid in cash, Shares or other property) shall only be paid out to a Participant to the extent that the vesting conditions of an associated Award are subsequently satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable, unless deferred in a manner intended to comply with Section 409A.
Article IX. Adjustments for Changes in Common Stock and Certain Other Events
9.1 Equity Restructuring. In connection with any Equity Restructuring, the Administrator will equitably adjust each outstanding Award (including Performance Criteria) and the Overall Share Limit as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section will be nondiscretionary and

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final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
9.2 Business Combinations. In the event of (x) any Change in Control, (y) any reorganization, merger, conversion, consolidation, spin-off transaction involving the Company, or (z) a sale or other disposition of all or substantially all of the assets of the Company (in a single transaction or series of related transactions) (each, a “Business Combination”), outstanding Awards acquired under the Plan will be subject to the agreement evidencing the Business Combination, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, may provide for one or more of the following with respect to outstanding Awards (or any portion of an Award) as of the effective date of such Business Combination:
a.Continuation of an Award by the Company (if the Company is the successor entity).
b.Assumption of an outstanding Award, or substitution by the successor or acquiring entity in such Business Combination (or by its parent) with an equivalent award with substantially the same terms for such outstanding Award, provided that the exercise price and the number and nature of shares issuable upon exercise of any assumed or substituted Award will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A, as applicable.
c.Full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire Shares acquired under an Award or lapse of forfeiture rights with respect to Shares acquired under an Award.
d.Cancellation of an outstanding Award in exchange for the right to receive either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of such Award or realization of the Participant’s rights under the Award (which, in the case of a Change of Control, will be the Change in Control consideration payable to other holders of Common Stock determined by reference to the number of Shares subject to such vested Awards and net of any applicable exercise price); provided that, if the amount that could have been obtained upon the exercise or settlement of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment.
9.3 Effect of a Change in Control. Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, all then outstanding Awards which have not vested or become exercisable at the time of such Change in Control will immediately vest and become exercisable, and all performance goals or other vesting criteria relating to such Awards will be deemed to have been satisfied at the applicable “target” level and all other terms and conditions will be deemed met as of the consummation of such Change in Control.
9.4 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty (60) days before or after such transaction.
9.5 Company Discretion. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible

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into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article IX.
Article X. Tax Matters
10.1 Responsibility for Taxes. A Participant must pay to the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Laws to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. A Participant is ultimately liable and responsible for all taxes owed in connection with such Participant’s Award, regardless of any action the Company or any Affiliate takes with respect to any tax withholding obligations that arise in connection with such Award. The Company and its Affiliates are under no obligation to structure the Plan or any Award granted thereunder to reduce or eliminate a Participant’s tax liability.
10.2 Withholding Tax Payment Methods. Subject to any Company insider trading policy (including blackout periods), a Participant’s withholding tax obligations may be satisfied (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, through a sale of Shares issuable on exercise or settlement of the Award and delivery of proceeds to the Company in a Broker Assisted Transaction, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. The number of Shares which may be delivered or retained pursuant to clause (ii) of the immediately preceding sentence will be limited to the number of Shares which have a Fair Market Value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to comply with Applicable Laws or avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America), and the Company may impose a minimum holding period on any Shares so tendered if required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes; notwithstanding anything to the contrary in the foregoing, an Award Agreement may include additional limits on the number of Shares which may be delivered or retained pursuant to clause (ii).
10.3 Section 409A.
a.General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences (including accelerated taxation, interest, or penalties) under Section 409A apply. The Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including retroactively) as are necessary or appropriate to preserve the intended tax treatment of Awards. However, the Company makes no representations or warranties as to the tax treatment of an Award under Section 409A or otherwise, and does not have any obligation under the Plan or otherwise to avoid the adverse tax consequences under

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Section 409A with respect to any Award and will have no liability to any Participant or any other person for any such adverse tax consequences.
b.Separation from Service; Specified Employees. If an Award provides for the deferral of compensation that is subject to Section 409A, then to the extent necessary to avoid adverse tax consequences under Section 409A: (i) any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such separation from service occurs upon or after the termination of the Participant’s Service Provider relationship, and references to a “termination,” “termination of employment” or like terms in an Award Agreement or other agreement with a Participant will mean a “separation from service,” and (ii) if a Participant is a “specified employee” (within the meaning of Section 409A and as the Administrator determines), amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s Termination of Service will instead be paid (without interest) on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier).
c.Business Combination. If a Business Combination or Change in Control constitutes a payment event under any Award (or portion of any Award) which provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid adverse tax consequences under Section 409A, such transaction or event will only constitute a Business Combination or Change in Control, as applicable, for purposes of the payment timing of such Award if such transaction also constitutes a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A.
Article XI. General Provisions Applicable to Awards
11.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.
11.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. The Award Agreement will contain the terms and conditions applicable to an Award. Each Award may contain terms and conditions in addition to those set forth in the Plan.
11.3 Termination of Service Status; Transfer; Leave of Absence. For purposes of the Plan, no Termination of Service will be deemed to result from: (i) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; (ii) a change in status of a Service Provider where there is no break in service (for example, a change from an Employee to a Consultant), unless the Administrator determines otherwise; or (iii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted, or if the Administrator otherwise so provides in writing. The Administrator or its delegate will determine how any other change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which the Participant or the Designated Beneficiary may exercise rights under the Award, if applicable. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship will be deemed to be terminated in the event that the Affiliate employing or contracting with such Participant ceases to remain an Affiliate following any Business Combination (including a spin-off), even though the Participant may subsequently continue to perform services for that entity.

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11.4 Amendment of Awards; No Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under the Plan in connection with an Equity Restructuring or a Business Combination, or pursuant to Section 10.3(a). Except in connection with an Equity Restructuring or a Business Combination, the terms of outstanding Options and Stock Appreciation Rights may not be amended by the Administrator to (i) reduce the exercise price of such outstanding Options or Stock Appreciation Rights or (ii) cancel such outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, in each case without stockholder approval.
11.5 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
11.6 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this section in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this section, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

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11.7 Clawback Provisions. All Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) will be subject to the provisions of any recoupment or clawback policy implemented by the Company, including, without limitation, any policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as and to the extent set forth in such policy or an Award Agreement.
11.8 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any Affiliate. The Company and its Affiliates expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or in the Plan.
11.9 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Unless the Administrator otherwise determines, or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
Article XII. Miscellaneous
12.1 Effective Date and Term of Plan. Unless earlier terminated by the Board, the Plan will become effective on the date the Board adopts the Plan (the “Effective Date”) and will remain in effect until the tenth (10th) anniversary of the Effective Date. Notwithstanding the foregoing, if the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan. Upon such approval of the Plan by the stockholders of the Company, no further awards may be granted under either of the Pre-existing Plans, but any outstanding awards under the Pre-existing Plans will continue in accordance with their terms, and the Company shall retain full power to modify any such outstanding award in accordance with the terms of the applicable Pre-existing Plan (and this sentence shall be deemed to be an amendment to each Pre-existing Plan). No Awards may be granted under the Plan during any suspension period or after the termination of the Plan. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination.
12.2 Amendment of Plan. The Board may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws, or any amendment to increase the Director Limit.
12.3 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
12.4 Limitations on Liability. No individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will

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indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
12.5 Notices. Any notice under the Plan or any Award to be given to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice under the Plan or any Award to be given to Participant must be in writing and addressed to Participant (or Participant’s Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.
12.6 Severability. If any portion of the Plan or any action taken under it, or any provision in an Award, is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan or Award, as applicable, and the Plan and/or the Award will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
12.7 Successors and Assigns. The Company may assign any of its rights under the Plan or an Award to single or multiple assignees, and the terms of the Plan and such Award will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan and any Award Agreement, the terms and conditions of the Plan and any Award will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties thereto.
12.8 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
12.9 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
12.10 Titles and Headings. The titles and headings in the Plan and any Award Agreement are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
12.11 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except as expressly provided in writing in such other plan or an agreement thereunder.
12.12 Broker-Assisted Sales. In the event of the sale of Shares in a Broker-Assisted Transaction in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards: (a) any Shares to be sold through the Broker-Assisted Transaction will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee

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receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
Article XIII. Definitions
As used in the Plan, the following words and phrases will have the following meanings:
13.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
13.2 “Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
13.3 “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
13.4 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Stock Based Awards.
13.5 “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
13.6 “Board” means the Board of Directors of the Company.
13.7 “Broker Assisted Transaction” means either (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or withholding tax obligations, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator.
13.8 “Cause” with respect to a Participant, means “Cause” (or any term of similar effect) as defined in such Participant’s Award Agreement or employment agreement with the Company (if such an agreement exists and contains a definition of Cause (or term of similar effect)), or, in the absence of such definition (or term of similar effect), then Cause will include, but not be limited to: (a) fraud, embezzlement or gross insubordination on the part of the Participant or breach by the Participant of his or her obligations under any Company policy or procedure; (b) conviction of or the entry of a plea of nolo contendere by the Participant for any felony; (c) a material breach of, or the willful failure or refusal by the Participant to perform and discharge, his or her duties, responsibilities or obligations as an employee; or (d) any act of moral turpitude or willful misconduct by the Participant which (i) is intended to result in substantial personal enrichment of the Participant at the expense of the Company or (ii) has a material adverse impact on the business or reputation of the Company. For purposes of this definition. “Company” will also be deemed to include any Subsidiary of the Company.

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13.9 “Change in Control” means and includes each of the following:
a.A change in control of the direction and administration of the Company’s business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or
b.During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Board or any individuals who would be Continuing Directors (as defined below) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) cease for any reason to constitute at least a majority thereof; or
c.The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a Business Combination or (y) the acquisition of assets or stock of another entity, in each case other than a transaction:
i.which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
ii.after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
13.10 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
13.11 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b‑3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
13.12 “Common Stock” means the common stock of the Company.
13.13 “Company” means Bristow Group Inc., a Delaware corporation, or any successor.

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13.14 “Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
13.15 “Continuing Directors” means: (x) the Directors in office on the Effective Date and (y) any successor to any such Director and any additional Director after the Effective Date, in each case who was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection.
13.16 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
13.17 “Director” means a Board member.
13.18 “Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator.
13.19 “Dividend Equivalents” means a right granted to a Participant under Article VIII to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
13.20 “Employee” means any employee of the Company or its Subsidiaries.
13.21 “Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, recapitalization, or large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
13.22 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
13.23 “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
13.24 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

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13.25 “Incentive Stock Option” means an Option, or portion thereof, intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
13.26 “Nonqualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.
13.27 “Option” means an option to purchase Shares awarded to a Participant under Article V, which will either be an Incentive Stock Option or a Nonqualified Stock Option.
13.28 “Other Stock Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property awarded to a Participant under Article VII.
13.29 “Participant” means a Service Provider who has been granted an Award.
13.30 “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.
13.31 “Plan” means this 2021 Equity Incentive Plan.
13.32 “Pre-existing Plans” means the Era Group Inc. 2012 Share Incentive Plan and the Bristow Group Inc. 2019 Management Incentive Plan, each as amended and restated.
13.33 “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
13.34 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

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13.35 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
13.36 “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
13.37 “Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.
13.38 “Securities Act” means the Securities Act of 1933, as amended.
13.39 “Service Provider” means an Employee, Consultant or Director.
13.40 “Shares” means shares of Common Stock.
13.41 “Stock Appreciation Right” means a right to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, and which is granted under Article V.
13.42 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
13.43 “Termination of Service” means the date the Participant ceases to be a Service Provider.

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APPENDIX C-2
Amendment No. 1 to Bristow Group Inc. 2021 Equity Incentive Plan
THIS AMENDMENT NO. 1 (this “Amendment”) to the Bristow Group Inc. 2021 Equity Incentive Plan (the “Plan”) is made by Bristow Group Inc. (the “Company”) pursuant to the Plan, as follows:
WHEREAS, the Company previously adopted the Plan for the benefit of its eligible participants;
WHEREAS, pursuant to Section 12.2 of the Plan, the Board of Directors (the “Board”) has the power and authority to amend the Plan; and
WHEREAS, the Board desires to increase the maximum number of shares of common stock of the Company (“Shares”) that may be issued in connection with awards granted under the Plan from 1,640,000 to 2,130,000 Shares.
NOW, THEREFORE, pursuant to the Plan, the Board hereby amends the Plan in the following respects:
1.Shares Subject to the Plan. Section 4.1 of the Plan is hereby amended in its entirety as follows:
“4.1 Number of Shares. Subject to adjustment under Article IX and the terms of this Article IV, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be equal to (a) 2,130,000 Shares minus (b) one Share for each Share issued under awards granted under the Pre-existing Plans on or after the Effective Date minus (c) one Share for each Share issued under awards granted under the Plan on or after the Effective Date, and plus (d) the number of Shares subject to awards under the Pre-existing Plans or the Plan that become available in accordance with Section 4.2 after the Effective Date (the “Overall Share Limit”). Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.”
2.Full Force and Effect. Except as otherwise set forth in this Amendment, the Plan shall remain in full force and effect.
3.Effective Date of Amendment. This Amendment shall not become effective unless the stockholders of the Company approve the increase to the share reserve of the Plan, as set forth in Item 1 above, during the 2023 annual meeting of the stockholders on June 7, 2023. If approved, then this Amendment shall become effective as of the date of such meeting.
IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment on June 7, 2023.
BRISTOW GROUP INC.
By: /s/ Christopher S. Bradshaw
Name:    Christopher S. Bradshaw
Title:    President and Chief Executive Officer

Bristow Group Inc.	C2-1	2025 Proxy Statement

TABLE OF CONTENTS	1
APPENDIX C-3
Amendment No. 2 to Bristow Group Inc. 2021 Equity Incentive Plan
THIS AMENDMENT NO. 2 (this “Amendment”) to the Bristow Group Inc. 2021 Equity Incentive Plan (the “Plan”) is made by Bristow Group Inc. (the “Company”) pursuant to the Plan, as follows:
WHEREAS, the Company previously adopted the Plan for the benefit of its eligible participants;
WHEREAS, pursuant to Section 12.2 of the Plan, the Board of Directors (the “Board”) has the power and authority to amend the Plan; and
WHEREAS, the Board desires to increase the maximum number of shares of common stock of the Company (“Shares”) that may be issued in connection with awards granted under the Plan from 2,130,000 to 2,785,000 Shares.
NOW, THEREFORE, pursuant to the Plan, the Board hereby amends the Plan in the following respects:
1.Shares Subject to the Plan. Section 4.1 of the Plan is hereby amended in its entirety as follows:
“4.1 Number of Shares. Subject to adjustment under Article IX and the terms of this Article IV, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be equal to (a) 2,785,000 Shares minus (b) one Share for each Share issued under awards granted under the Pre-existing Plans on or after the Effective Date minus (c) one Share for each Share issued under awards granted under the Plan on or after the Effective Date, and plus (d) the number of Shares subject to awards under the Pre-existing Plans or the Plan that become available in accordance with Section 4.2 after the Effective Date (the “Overall Share Limit”). Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.”
2.Full Force and Effect. Except as otherwise set forth in this Amendment, the Plan shall remain in full force and effect.
3.Effective Date of Amendment. This Amendment shall not become effective unless the stockholders of the Company approve the increase to the share reserve of the Plan, as set forth in Item 1 above, during the 2024 annual meeting of the stockholders on June 5, 2024. If approved, then this Amendment shall become effective as of the date of such meeting.
IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment on June 5, 2024.
BRISTOW GROUP INC.
By: /s/ Christopher S. Bradshaw
Name:    Christopher S. Bradshaw
Title:    President and Chief Executive Officer

Bristow Group Inc.	C3-1	2025 Proxy Statement

PROXY CARD	1

BRISTOW GROUP INC.
ATTN: CORPORATE SECRETARY
3151 BRIARPARK DRIVE, SUITE 700
HOUSTON, TX 77042

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69068-P26341

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DETACH AND RETURN THIS PORTION ONLY

BRISTOW GROUP INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Christopher S. Bradshaw
02) Lorin L. Brass
03) Wesley E. Kern
04) Robert J. Manzo
05) G. Mark Mickelson
06) General Maryanne Miller, Ret.
07) Christopher Pucillo
08) Shefali Shah
09) Brian D. Truelove

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Advisory Vote to Approve Named Executive Officer Compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 Year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

Note: In their discretion, the proxy holders are authorized to vote upon other business, if any, that may properly come before the 2025 Annual Meeting and any adjournments or postponements thereof.

U.S. CITIZENSHIP

	Yes	No
Please mark "YES" if the stock owned of record or beneficially by you is owned and controlled ONLY by U.S. citizens (as defined in the proxy statement), or mark "NO" if such stock is owned or controlled by any person who is NOT a U.S. citizen.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY CARD	1

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting:
The Notice, the 2025 Proxy Statement, and the Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.proxyvote.com.

V69069-P26341

BRISTOW GROUP INC.
Annual Meeting of Stockholders
June 4, 2025 at 9:00 a.m. Central Daylight Time

www.virtualshareholdermeeting.com/VTOL2025

This proxy is solicited by the Board of Directors

The undersigned hereby appoints CHRISTOPHER S. BRADSHAW and ELIZABETH MATTHEWS, and each of them, proxies, with full power of substitution, to represent and vote all shares of common stock of BRISTOW GROUP INC. which the undersigned would be entitled to vote if virtually present at the Annual Meeting of Stockholders of Bristow Group Inc. and at any adjournments or postponements thereof, on the proposals set forth on the reverse side, and in their discretion, upon any other business that may properly come before the meeting (and any postponement(s) or adjournment(s)). The 2025 Annual Meeting will be held via live webcast on the internet at www.virtualshareholdermeeting.com/VTOL2025, on June 4, 2025, at 9:00 a.m. Central Daylight Time. The undersigned hereby acknowledges receipt of the Important Notice Regarding the Availability of Proxy Materials and revokes any and all proxies heretofore given with respect to such meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on the reverse side.